                                                                   EXHIBIT 10.14


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NOTE:  This Agreement and the  negotiations  conducted in respect thereof do not obligate the Lessor as long as the authorized signatories of the Lessor have not yet signed the Agreement.
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                                 AZRIELI CENTER

                             OFFICES LEASE AGREEMENT

               SIGNED IN TEL AVIV ON THE 23RD DAY OF JANUARY 2000

                                     BETWEEN

               Canit HaShalom Investments Ltd.
               Private Company 51-163315-8
               Whose address for the purpose of this Agreement is:

               Azrieli Center
               132 Petah Tikva Road, Tel-Aviv
               (hereinafter: "the Lessor")

                                                               OF THE FIRST PART

                                       AND

               Terayon Communication System Inc.
               (hereinafter: "the Lessee")
               Whose address for the purpose of this Agreement is: c/o Attorney Arieh Hagai
               18 HaYetzira Street, Ramat Gan
               Telephone: 03-7513625  Fax: 03-7514036

                                                              OF THE SECOND PART

WHEREAS: The Lessor is the owner of the right to be registered as the lessee of the land at Block 7106, Parcel 5 in Tel Aviv (hereinafter: "the Land");

AND WHEREAS:        The Lessor is constructing a project on the Land which will include buildings designed for offices, commerce, stores, residential, hotel, parking lots and additional uses, known by the name "The Azrieli Center" (hereinafter: "the
                    Project");

AND WHEREAS:        The Lessee wishes to rent the Premises situated in
                    the Project from the Lessor by way of an unprotected Lease and to sign, inter alia, a management agreement with the Management Company, as well as the appendices to this Agreement, the same subject to and pursuant to all the provisions of this Agreement;

AND WHEREAS:        The Lessor agrees to lease the Premises to the Lessee by way of an unprotected lease, the same subject to and pursuant to all the provisions of this Agreement;

AND WHEREAS:        The parties wish to define, arrange and entrench in writing all their rights and obligations in connection with the Lease of the Premises, the same as specified below in this Lease Agreement;


    ACCORDINGLY IT IS DECLARED, STIPULATED AND AGREED BETWEEN THE PARTIES AS
                                    FOLLOWS:


1.      PREAMBLE AND INTERPRETATION

        1.1 The preamble and appendices to this Agreement constitute an inseparable part thereof.

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                                                                               2



        1.2 The section headings in this Agreement are for the purpose of orientation and convenience only, they are not part of the Agreement and shall not be used in the interpretation thereof.

        1.3 In this Agreement the singular implies the plural and vice versa. In this Agreement the masculine implies the feminine and vice versa.

2.      DEFINITIONS AND APPENDICES

        2.1 In this Agreement and the appendices thereto the following terms shall have the meaning appearing alongside them:

        "THE LAND"                    The Land in Block 7106 Parcel 5 in Tel
                                      Aviv;

        "URBAN BUILDING PLAN"         Master Plan No. T.A. 2401 in Tel Aviv and
                                      its regulations and appendices, including any amendment variation or addition thereto subsisting from time to time;

        "THE PROJECT"                 Buildings for offices, commerce, stores,
                                      residential, storerooms, hotel, parking
                                      lots and other uses as the Lessor may see fit and also Public Areas, which shall be constructed on the Land in stages according to the Lessor's discretion;

        "THE PROPERTY", "THE          The unit in the Project to be leased to
        PREMISES"                     the Lessee pursuant to this Agreement, as
                                      specified in the Special Conditions
                                      Appendix APPENDIX "A", in the sketch
                                      APPENDIX "B", and in accordance with the technical description APPENDIX "C";

        "THE TOWER"                   The tower in the Project, wherein the
                                      Premises are situated, as specified in the Special Conditions Appendix APPENDIX "A";

        "THE RENT"                    The sums the Lessee owes the Lessor in
                                      respect of the Lease pursuant to this
                                      Agreement, and any sum supposed to be
                                      added thereto pursuant to the provisions of this Agreement;

        "PURPOSE OF THE LEASE"        As specified in section 5 of the
                                      Agreement.

        "THE MANAGEMENT               The Lessor and/or any person, company or
        COMPANY"                      other legal entity appointed by the Lessor
                                      for the purpose of the management and
                                      maintenance of the Project as specified in
                                      section 17 below, who will take upon
                                      itself the obligations and rights of the Management Company by virtue of the Management Agreement - Appendix "D".

        "THE MANAGEMENT               The agreement for the maintenance,
        AGREEMENT"                    management and operation of the Project by
                                      the Lessor or the Management Company,
                                      attached as APPENDIX "D" to this
                                      Agreement;

        "HOLDERS OF AREAS IN THE      Lessees, tenants, owners, or licensees of
        PROJECT", "LESSEES",          areas and of particular parts of the
        "HOLDERS"                     Project.

        "PUBLIC AREAS"                All the areas within the boundary of the
                                      Land, including all the structures,
                                      additions and variations which may be
                                      added thereto from time to time, and also roofs, external walls, passages, entrances and exits, service areas and rooms, internal streets, service corridors, technical areas such as electricity, pumps, and air conditioning rooms, loading and unloading bays, elevators, escalators, stairs, and any other area within the boundaries of the Land and the Project designed to serve the general public including all the areas outside the Land and the Project which border the Land and the Project and which are designed to serve Holders of Areas in the Project and their customers, including entrances, sidewalks, gardens and signs, all exclusive of areas in the Project held by

                                      Holders and/or areas attached to the
                                      Premises and all as may be prescribed and defined according to the Lessor's sole discretion, and in such manner so as not to interfere with the reasonable use of the Premises by the Lessee. Concerning the payments which apply to the Lessee in relation to the Public Areas, the definition of the Public Areas as it appears in the Management Agreement and not the above definition shall apply;

        "DESIGNATED PUBLIC AREAS"     Parts of the Public Areas designated to
                                      serve a particular part of the Holders of Public Areas in the Project, such as:
                                      stairways, elevators, service rooms and
                                      entrance lobbies, and the other Public
                                      Areas inside a particular building or a
                                      particular part of the Project, which is leased or held by one Holder and/or a number of Holders, and all as may be defined and prescribed according to the Lessor's sole discretion and in such manner so as not to interfere with the reasonable use of the Premises by the Lessee;

        "DATE OF DELIVERY OF          The date on which possession in the
        POSSESSION", "DATE OF         Premises is delivered to the Lessee, as
        DELIVERY"                     specified in the Special Conditions
                                      Appendix and subject to the contents of
                                      section 11 below;

        "DATE OF GRANTING LICENCE"    The date on which the Lessor permits the
                                      Lessee to commence preparatory works in
                                      the Premises as Licensee, as specified in
                                      section 9 below;

        "THE AGREEMENT", "THE         This agreement, including the preamble and
        CONTRACT"                     appendices thereto; inclusive of any
                                      amendment to be made pursuant to the
                                      provisions of this Agreement;

        "THE INDEX"                   The Consumer Price Index including fruit
                                      and vegetables published by the Central
                                      Bureau for Statistics and Economic
                                      Research, including that Index even if it is published by another government body or institution, and also any official index which may replace it, whether or not it is based on the same statistics as the existing Index is based. If another index is introduced, and the ratio between the indices is not determined by the Central
                                      Bureau for Statistics, then the ratio
                                      between the indices shall be determined by the Lessor's accountants and their determination shall be final and bind the parties;

        "THE BASE INDEX"              As specified in the Special Conditions
                                      Appendix Appendix "A";

        "THE KNOWN INDEX"             The last known Index at the time any
                                      payment is actually made;

        "LINKAGE DIFFERENTIALS"       The sum obtained by multiplying the
                                      relevant sum by the difference between the Known Index and the Base Index, and divided by the Base Index;

        "THE AREA OF THE PREMISES"    As defined in section 4 below;

        "THE TERM OF LEASE"           As defined in section 6 below, including
                                      all additional Terms of Lease, as the case may be;

        "QUARTER"                     Periods of three months each - commencing
                                      on 1st January, 1st April, 1st July and
                                      1st October, in each calendar year;

        "THE ARCHITECT, "THE          The architect or engineer or project
        ENGINEER"                     manager appointed from time to time by the
                                      Lessor;

        THE LESSOR'S                  Whoever is appointed from time to time as
        REPRESENTATIVE"               the Lessor's Representative and where
                                      notification of his appointment has been sent to the Lessee;

        "MANAGEMENT FEES",            Sums of money which the Lessee is obliged
        MAINTENANCE FEES"             to pay the Management Company pursuant to
                                      the Management Agreement;

        "THE REGULATIONS"             The Project Regulations Appendix "F" to
                                      the Agreement or any other regulations
                                      which may replace them pursuant to the
                                      provisions of the Agreement;

        2.2 This Agreement includes the following appendices which constitute an inseparable part thereof, including any Appendix which is attached, or which may be attached, with the consent of the parties:

                2.2.1   APPENDIX "A" - Special Conditions Appendix (hereinafter:
                                       "Appendix "A"" or "the Special Conditions
                                       Appendix ");

                2.2.2   APPENDIX "B" - The sketch of the Premises (hereinafter:
                                       "Appendix "B"" or "the Sketch");

                2.2.3   APPENDIX "C" - Technical description of the Premises and
                                       a detailing of the specification works in the Premises (hereinafter: "Appendix "C"" or "the Technical Description");

                2.2.4   APPENDIX "D" - The Management Agreement (hereinafter:
                                       "Appendix "D"" or "the Management
                                       Agreement");

                2.2.5   APPENDIX "E" - Plans and specification of the Lessee's
                                       changes and adjustments in the Premises
                                       and details of the Lessor's works and the Lessee's works in the Premises, shall be attached to the Agreement following their preparation;

                2.2.6   APPENDIX "F" - The Project Regulations;

                2.2.7   APPENDIX "G" - Form of certificate of insurance for
                                          the Lessee's works;

                        APPENDIX "G" - Form of certificate of the Lessee's
                                          insurance;

                        APPENDIX "G" - Fire prevention safety measures
                                          guidelines;

                2.2.8   APPENDIX "H" - Form of bank guarantee;

                2.2.9   APPENDIX "I" - Car parking agreement (hereinafter:
                                       "Appendix "I"" or "the Car Parking
                                       Agreement");

                2.2.10  APPENDIX "J" - Irrevocable Notarized Power of Attorney
                                       for the removal of a Notice of Caution
                                       that is registered in favor of the
                                       Lessee, if it is so registered,
                                       concerning the Lessor's rights in the
                                       Tower.

3.      THE LEASE TRANSACTION AND THE PARTIES' DECLARATIONS

        3.1 The Lessor hereby undertakes to lease to the Lessee, and the Lessee hereby undertakes to rent from the Lessor, the Premises for the Term of Lease as specified in this Agreement.

        3.2 The Lease pursuant to this Agreement is conditional upon the fulfillment of all the Lessee's undertakings pursuant to this Agreement including making all the payments in respect of the Premises during the Term of Lease as entailed by this Agreement.

        3.3     The Lessee declares:

                3.3.1   Subject to the veracity of the Lessor's declaration in
                        section 3.4 below, that it has seen and inspected the Land and its vicinity, the plans of the Project and the Premises, the Urban Building

                        Plan, the Sketch Appendix "B" and the Technical Description of the Premises Appendix "C", and it has also inspected the planning status of the Land, the Project and the Premises with the planning authorities and with any other body as it thinks fit, and that it is acquainted with and aware of all the details relating thereto, and certifies that it has found the Project, the Premises, the Sketch, the plans and the Technical Description on the date of the signing of this Agreement to be suitable for its purposes and objects from every aspect whatsoever and it renounces any contention of inconsistency, defect and any other contention in connection therewith, save for contentions in connection with hidden defects and/or faults.

                3.3.2   Canceled.

                3.3.3 That it is aware that the Lessor shall be entitled to introduce changes into the Urban Building Plan, in the Project plans, in the Premises and its Technical Description - at its absolute discretion, or as a result of technical or other exigencies, or the instructions of the competent authorities. The Lessee certifies and declares that the introduction of changes as aforesaid, shall not derogate from its declarations and consents as specified in this section above provided that they do not cause substantial harm to its rights under this Agreement and do not derogate from the Lessee's ability to make use of the Premises in accordance with the Purpose of the Lease as defined below.

                        The Lessor shall report to the Lessee its intention to introduce changes in the Urban Building Plan, if these changes, as aforesaid, affect the Premises and/or the Purpose of the Lease. For the avoidance of doubt, it is clarified that changing the Urban Building Plan as aforesaid shall not restrict or limit the Purpose of the Lease and/or infringe upon the Lessee's rights.

        3.4.    The Lessor declares

                3.4.1 That the Tower has been constructed in accordance with the provisions of a Building Permit that was issued for its construction.

                3.4.2 That there is no impediment to making use of the Premises for the purpose of operating a high-tech company, and generally for the development of software as well as software laboratories and/or inspection laboratories. It is to be clarified that the aforesaid does not apply to production, which is prohibited in the Premises.

                3.4.3 That Form 4 has been received in respect of the Premises, and that until the Date of Delivery of Possession in the Premises, there shall be no legal estoppel or other impediment to occupation of the Premises.

4.      AREA OF THE PREMISES

        The area of the Premises for the purposes of this Agreement is the area of the Premises as marked in the Special Conditions Appendix. The area of the Premises includes the area of the Premises defined in Appendix "A". For the avoidance of doubt, it is hereby clarified that the area of the Premises does not constitute a basis for the calculation of the Rental Fees fixed in Appendix "A". The parties agree that the area of the Premises fixed in Appendix "A" is the final area for the purposes of this Agreement and that any additional measurement of the Premises shall not oblige the Parties.

5.      PURPOSE OF THE LEASE

        5.1 The Lessee hereby rents the Premises solely and exclusively for the purpose as specified in the Special Conditions Appendix, and not for any other purposes and/or other requirements of any nature whatsoever, unless the Lessor's authorization for the amendment has been obtained in advance and in writing. For the avoidance of doubt, it is clarified that subject to the contents of section 5.2 below, the Lessor is not obliged to consent to the Lessee's requests for an addition to and/or amendment of the Purpose of the Lease.

        5.2 The Lessee hereby undertakes not to use the Premises or any part thereof for any other purpose other than the Purpose of the Lease. The Lessee undertakes that it shall not alter the Purpose of the Lease without the Lessor's consent in writing and in advance. The Lessor's consent shall not unreasonably be withheld.

        5.3 A breach of this section and all stipulations thereof constitutes a fundamental breach of the Agreement.

6.      THE TERM OF LEASE

        6.1 The Term of Lease pursuant to this Agreement is as specified in the Special Conditions Appendix and commences on the Date of Delivery of Possession in the Premises on the date stated in the Special Conditions Appendix (hereinafter: "The Term of Lease"). For the avoidance of doubt, it is clarified that in any event the Term of Lease shall not exceed a period of twenty-four years and eleven months.

        6.2 Should the Special Conditions Appendix grant the Lessee the rights to extend the Lease, the Lessee shall be entitled to rent the Premises for additional Terms of Lease (in this Agreement:
                "the Additional Term of Lease" or "the Additional Terms of Lease") the same as specified in the Special Conditions Appendix. The Additional Term of Lease, shall commence upon expiration of the First Term of Lease and every Additional Term of Lease, if any, shall commence upon expiration of the preceding Term of Lease provided that in no event shall the total number of Terms of Lease pursuant to this Agreement exceed twenty-four years and eleven months.

        6.3 Extension of the Term of Lease after the expiration of the First Term of Lease or after the expiration of every Additional Term of Lease is conditional upon the fulfillment of all the following accumulative conditions:

                6.3.1 The Lessee has given the Lessor advance notice in writing at least nine months before the commencement of each Additional Term of Lease, of its desire to extend the Term of Lease.

                6.3.2 Upon commencement of the Additional Term of Lease, the Lessee has fulfilled all its undertakings pursuant to this Agreement, and has not committed a fundamental breach or repeated breach of the Agreement.

                6.3.3 The Lessee provides the Lessor with all the certificates and documents required concerning the extension of validity of all the sureties and insurance policies it has given the Lessor to the Lessor's complete satisfaction, before the commencement of the Additional Lease.

        6.4 If all the conditions for the extension of the Lease for the Additional Term of Lease have not been fulfilled, the Lessor shall be entitled, by notifying the Lessee, to terminate the Agreement upon expiration of the preceding Term of Lease, and the Lessee shall vacate the Premises upon the expiration of the Term of Lease pursuant to the provisions of the Agreement.

        6.5 If the Lessee has given the Lessor notice of extension of the Lease for an Additional Term of Lease as aforesaid, but the Lease has not been extended due to the non-fulfillment of one or more of the above-mentioned conditions or if the Lessee has changed its mind and revoked its notice expressly or generally then, without derogating from the fact that this shall constitute a breach of this Agreement, and the Lessor shall be entitled to any relief available to it pursuant to this Agreement and/or by law and/or without derogating from the Lessor's right to demand that the Lessee vacate the Premises on the date of expiration of the Term of Lease, the Lessee shall be obliged to pay Rental Fees also following the expiration of the Term of Lease, so that in all the Lessee shall pay Rental Fees, Management Fees and all other expenses which apply to it in respect of the Premises pursuant to this Agreement, for the entire period of nine months, which shall be counted commencing upon the date of revocation of the option due to the non-fulfillment of any one of the above conditions or from the date of its revocation by the Lessee as a result of its having changed its mind, as aforesaid, whichever is the earlier of the two (hereinafter: "the Additional Payment"). It is clarified that there is nothing in the aforesaid implying the imposition on the Lessee double payment of Rental Fees and/or Management Fees, in respect of the period prior to the expiration of the Term of Lease.

                Notwithstanding the aforesaid, the parties agree, that if the Lessor rents the Premises to any alternate lessee whatsoever, who rents the entire Premises or any part thereof, during the period in respect therefor the Lessee has paid or is to pay the Additional Payment, then the Lessee shall not be obliged to pay the same part of the Additional Payment in respect of the period for which the alternate lessee is to pay Rental Fees, Management Fees and all other expenses in respect of the Premises, but only in respect of the difference, insofar as there is a difference, between the rental fees the alternate Lessee pays and the Rental Fees and Management Fees which the Lessee had been required to pay.

        6.6 If the Agreement has been extended for an Additional Term of Lease and/or for Additional Terms of Lease, all the provisions of this Agreement, with the changes entailed thereby, shall apply to the Lease in these periods.

        6.7 The Lessee shall not be entitled to terminate the Lease and/or vacate the Premises before the expiration of the Term of Lease, and if notwithstanding the aforesaid the Lessee vacates the Premises prior to the expiration of the Term of Lease the Lessee shall be obliged to make all the payments levied on it pursuant to this Agreement, the same until the expiration of the Term of Lease.

                This section shall not apply in the event the Lessee's rights are transferred as stated in section 22 below and/or in the event this Agreement is statutorily revoked by one of the parties. For the avoidance of doubt, it is clarified that nothing in the aforesaid infringes on any relief and/or right which the parties possess pursuant to this Agreement and/or pursuant to law, including the parties' right to damages, to which they are entitled pursuant to this Agreement and/or by law.

                Nothing in the aforesaid derogates from the Lessor's rights pursuant to this Agreement and/or by law to instruct the Lessee to vacate the Premises before the expiration of the Term of Lease.

7.      RENTAL FEES

        7.1 The Lessee shall pay the Lessor Rental Fees as specified in the Special Conditions Appendix in respect of the Lease commencing from the Date of Delivery of Possession, with the addition of statutory Value Added Tax. The Rental Fees as stated in Appendix "A" in dollars shall be paid in new Israeli shekels in accordance with the latest representative rate of the U.S. dollar published by the Bank of Israel prior to actual payment.

        7.2 The Rental Fees shall be linked to the Index. However, it is hereby expressly agreed between the parties that in any event the Rental Fees paid in respect of any quarter whatsoever shall not be less than the Rental Fees paid in respect of the preceding quarter.

        7.3 The Rental Fees in respect of each quarter shall be paid by the Lessee to the Lessor in advance, on the first day of each quarter. In any event where the date of payment is not a working day (the Sabbath, festivals, etc.), the payment shall be deferred to the first subsequent working day.

                At the time of signature of the Agreement the Lessee shall pay the Lessor: three months Rental Fees with the addition of statutory Value Added Tax, and at the time of Delivery of Possession in each and every section of the Premises, the Lessee shall pay an additional three months Rental Fees with the addition of statutory Value Added Tax.

        7.4 Payment of the Rental Fees by the Lessee shall be made by way of debiting the Lessee's bank account or in any other way as the Lessor may instruct. For the purpose of collecting the Rental Fees and Linkage Differentials thereon and also any other sum the Lessee may owe the Lessor, the Lessee undertakes to provide the Lessor, on the date appointed by the Lessor and in any event within 30 days of the date of signature of this Agreement or 7 days before the Date of Delivery, whichever is the earlier, with authorization to debit its account in the bank's usual form.

                For the avoidance of doubt it is hereby clarified that receipt of the authorization and any use thereof made by the Lessor shall only be deemed payment if all the payments have been made in full and on the appointed date.

        7.5 The Rental Fees in respect of each Additional Term of Lease shall be updated at the rates and according to the formula prescribed in the Special Conditions Appendix.

        7.6 Subject to the contents of the second paragraph of section 6.7 above and without derogating from the contents thereof, and subject to the fact that the Lessee's rights have not been transferred to an alternate lessee in accordance with the provisions of section 22.3 below, the Lessee undertakes to pay the Rental Fees, the Management Fees and all the additional taxes and payments levied on it, throughout the whole Term of Lease, unconditionally, whether or not it has used the Premises. For the avoidance of doubt, it is clarified that the Lessee shall pay the aforesaid payments in respect of the Term of Lease only and/or in respect of any period wherein the Lessee did not return possession in the Premises to the Lessor following the expiration of the Term of Lease, contrary to the provisions of this Agreement. Nothing in the aforesaid shall derogate from the Lessor's right to any relief it is entitled thereto pursuant to any law and/or this Agreement.

        7.7 The provisions of this section 7.1, 7.3, and 7.6 are principal and fundamental provisions of this Agreement, and the breach thereof constitutes a fundamental breach of the Agreement.

        7.8 The parties agree that as long as the Lessee has not received any other notice from Bank Leumi l'Israel Ltd. and from Bank Hapoalim Ltd., the Lessee undertakes to pay the Rental Fees, as aforesaid in section 7.4, directly into account no. 199999 at Bank Hapoalim Ltd., Montifiore Branch, Branch Number 781, in Tel Aviv.

8.      TAXES AND ADDITIONAL PAYMENTS

        8.1 Throughout the entire Term of Lease, the Lessee shall pay all the payments, levies, municipal rates, taxes and compulsory payments of any kind whatsoever, municipal and/or government and/or others, including any fee, license and permit fee of any kind whatsoever and which pertain to the Premises and/or the operation thereof and/or the maintenance thereof, the same in addition to all the payments expressly levied on it pursuant to this Agreement, and all the taxes or levies and/or Betterment Levy which may be levied on the Premises as a result of exceptional use of the Premises contrary to the Purpose of the Lease applicable to the Premises in connection with the use of the Premises and the operation and maintenance thereof, or in connection with the Rental Fees to be imposed in the future and which do not exist at the time of signature of this Agreement, shall be levied on the Lessee. Notwithstanding the aforesaid, all the taxes levied by law on property owners and not on possessors, shall apply to the Lessor, inclusive of various development levies, the betterment levy which does not apply to the Lessee in accordance with section 12.6 below, construction fees in respect of the Specification Works, etc.

                Notwithstanding the aforesaid, the parties agree that until the Date of Delivery of Possession in the Premises, the payments specified above in respect of the Premises shall be paid by the Lessor. For the avoidance of doubt, it is clarified that nothing in the aforesaid imposes any obligation whatsoever on the Lessor to make any payment related to the operation of the Lessee's business in the Premises.

                For the avoidance of doubt, it is clarified that the Lessee shall bear the expense of the municipal rates (arnona) in respect of the entire area of the Premises, without exception. The area of the Premises for the purposes of municipal rates shall be determined in accordance with the Municipal Rates Order of the Tel Aviv Municipality, in respect of the area described in the sketch in Appendix "B".

                The parties agree that in any event the undertaking to pay municipal rates shall apply to the Lessee and even if the law is changed in such a manner that payment of municipal rates will be levied on property owners and not on possessors, this shall not derogate from the Lessee's obligation to pay the full amount of municipal rates in respect of the Premises, as aforesaid.

        8.2 Without derogating from the generality of the aforesaid, the Lessee shall be responsible for all the payments in respect of the supply of water, electricity, telephone, municipal rates, Business Tax, Signage Tax, or any other expense pertaining to the use and operation of the Premises, throughout the entire Term of Lease.

                The Lessor has installed a meter to measure the water consumption in the Premises The Lessee shall pay for the water consumption in accordance with the meter reading in accordance with the Lessor's and/or the Management Company's determination. A meter as aforesaid shall be installed by the Lessor at the Lessee's expense.

                The payment for water, insofar as it is to be made to the Lessor, will be made by way of an irrevocable power of attorney to debit the Lessee's account by the Lessor who will submit it to the bank. The payments to be made by the Lessee in respect of water consumption in the Premises shall be in accordance with the tariffs of the Tel Aviv Municipality, as they change from time to time.

                The Lessee declares that it is aware that water consumption in the Premises does not include the water consumption in the public areas and that the payments in respect of water consumption in the public areas shall be added to the Management Expenses and be collected by the Management Company within the framework of the Management Fees.

                The Lessee shall be responsible to connect the Premises to the water meters, insofar as a water meter will be installed in the Premises, and to the telephone in the Premises, subject to the contents of Appendix "C" and shall bear the expense of their installation. The Lessor shall be responsible for bringing the water and telephone lines to the entrance of the Premises, at its own expense.

        8.3 The Lessee shall pay, throughout the entire Term of Lease, on the due dates, all the payments it owes for maintenance and management of the Project as specified in the Management Agreement. The Lessee shall also pay on the due dates all the payments it owes for use of the parking lots in accordance with the provisions of the car parking agreement it is due to sign and in respect of any other auxiliary payment levied on it pursuant to this Agreement and its appendices.

        8.4 The Lessee undertakes to notify the local authority and other relevant bodies in writing that it has rented the Premises and also to specify in the notice as aforesaid the area of the Premises as it appears in the Special Conditions Appendix. The Lessee undertakes to see to it that all the Municipality accounts and/or any other account relating to a payment and/or tax levied on the Lessee as stated in this Agreement shall be issued to the Lessee. Upon the expiration of the Term of Lease and hence, the Lessee shall return those accounts into the name of the Lessor or into any name it has been instructed to do so.

                For the purpose of executing the contents of this sub-section, the parties undertake to sign any form and/or application vis-a-vis the bodies mentioned above, insofar as may be required.

        8.5 Valued Added Tax shall be added to each one of the payments which the Lessee is obliged to pay the Lessor and/or the Management Company pursuant to the provisions of this Agreement, when the payment is made, at the rate in force from time to time by law and/or any tax which may replace it and/or any tax which by the law imposing it may apply to any payment whatsoever which the Lessee is obliged to pay pursuant to the provisions of this Agreement. A statutory tax invoice in respect of the payment of the V.A.T. shall be sent to the Lessee by the Lessor shortly prior to making the Rental Fees payment.

        8.6 The Lessee undertakes to present the Lessor, from time to time at the Lessor's request, with all the receipts and/or certificates testifying that all the payments levied on it pursuant to this Agreement have indeed been paid by it, the same within 7 days from receiving the Lessor's request as aforesaid.

        8.7 In the event where the Lessor pays, for any reason whatsoever, any payment whatsoever which pursuant to the provisions of this Agreement is levied on the Lessee, the Lessee shall be obliged to repay the Lessor any sum it has paid as aforesaid, immediately upon its first demand. The Lessor's accounts with regard to the payment as aforesaid shall constitute prima facie evidence of their veracity. Nothing in the aforesaid may remove the Lessee's right to object to the Lessor's demand pursuant to the provisions of this Agreement, by way of application to an arbitration procedure. Insofar as it is possible, the Lessor shall provide the Lessee with written notice 14 days prior to making payments that apply to the Lessee, as aforesaid.

        8.8 The Lessor shall submit to the Lessee certification by the tax assessor concerning exemption from withholding tax at source and a certificate in accordance with the Transactions of Public Bodies (Enforcement of Accounting and Payment of Tax Debts) Law, 5736-1976.

9.      WORKS AND ADJUSTMENTS IN THE PREMISES

        9.1     In this Agreement:

                9.1.1 "THE SPECIFICATION WORKS" - the works which the Lessor has undertaken to perform at its expense pursuant to the sketch Appendix "B" and the technical description Appendix "C" to this Agreement.

                9.1.2 "THE LESSOR'S WORKS" - works and adjustments in the Premises beyond the Specification Works which the Lessor agrees, at the Lessee's request, to perform for the Lessee, as specified in Appendix "E".

                9.1.3 "THE LESSEE'S WORKS" - various works in the Premises beyond the Specification Works and the Lessor's Works which the Lessee wishes to make in the Premises by itself and/or by means of any person on its behalf, insofar as works will be performed, as aforesaid, by the Lessee.

        9.2 No later than the date specified in the Special Conditions Appendix, the Lessee shall submit technical specifications and adjusted performance plans signed by the Lessee to the Lessor for its inspection and approval, for all the works and adjustments required in the Premises with an itemized inventory of the Lessor's Works and the Lessee's Works. Without derogating from the generality of the aforesaid, the plans shall include plans of the deployment of partitions and the division of the Premises into rooms, the location of the electricity, telephone, communications, air conditioning, computers etc. points and connections, deployment of the lighting elements and any other item connected to the Lessor's Works and the Lessee's Works.

        9.3 The Lessor shall be entitled to approve the afore-mentioned plans and technical specifications, to request further details in connection therewith, to make amendments therein or refuse to approve them provided that refusal to approve the Lessee's specifications and plans shall be on reasonable grounds only, related to the Tower's facades, the Tower's structure or to any other part of the plans and/or specifications that may affect the external appearance of the Tower or the Tower's systems. It is clarified that the Lessor shall be entitled to refuse to perform part or all of the works which the Lessee wishes to include within the definition of the Lessor's Works. The Lessee shall be entitled to perform these works as part of the Lessee's Works. In any event where the Lessee applies for the Lessor's approval, the Lessor shall provide its reply within 21 days. To the extent that the Lessee shall use the Lessor's consultants to plan the systems in the Premises, the Lessor's authorization will not be required for these plans and the authorization of the Lessor's consultants will be sufficient. Where the Lessor has not replied within the aforesaid 21 days, the Lessee shall notify the Lessor at the expiration of the 21 days that it has not yet received its reply. If the Lessor does not respond within an additional 7 days from the date it received the aforesaid notice from the Lessee, the Lessor shall be seen as having authorized the Lessee's plans.

                If the specifications and plans have not been approved or the Lessor has demanded amendments, variations or further details in connection therewith, the Lessee shall provide the Lessor with new and/or complementary technical specifications and plans according to the Lessor's reasonable directives and the same within 14 days from the date it received the Lessor's remarks. The afore-mentioned plans and technical specifications, after they have been approved by the Lessor, if approved, and subject to the amendments made or demanded by it, all as aforesaid, shall be attached as Appendix "E" to this Lease Agreement and shall constitute an inseparable part thereof.

                It is clarified that the certificates from the Lessor and/or any person on its behalf, do not impose any liability on the Lessor in connection with the specifications and plans submitted by the Lessee as stated above, and the Lessee alone shall be liable for any defect, inconsistency, and error in the specifications and plans mentioned above and also for any damage which may be caused as a result thereof to the Lessee and/or the Lessor.

                For the avoidance of doubt, it is clarified that the specifications and plans that the Lessee prepares shall be in accordance with the provisions of law and the Lessor is not entitled to request changes and/or repairs in the specifications and/or plans which are contrary to the provisions of law.

        9.4 The parties shall reach an agreement between themselves as to the amount of the payment in respect of the Lessor's Works, the payment terms and the other terms connected to the performance of the Lessor's Works and the Lessee shall pay the Lessor the afore-mentioned payment in the manner agreed upon between themselves with the statutory addition of Value Added Tax. For the avoidance of doubt, it is hereby clarified that the Lessor's Works are subject to express consent between the parties and the fulfillment of all the Lessee's undertakings in connection with these consents.

        9.5 The Lessor shall permit the Lessee to perform the Lessee's Works, insofar as they shall be performed, in the Premises at the same time as the Lessor is performing various works in the Project via its contractors and also the Specification Works and the Lessor's Works in the Premises.

        9.6 The parties agree that performance of the Specifications Works, the Lessor's Works, and the Lessee's Works and the dates for their performance, shall be performed in coordination between the parties. The Lessee shall be entitled to commence performance of the Lessee's Works in the Premises prior to the Date of Delivery of Possession in the Premises, the same commencing from the date of granting the permission notified by the Lessor to the Lessee as specified in Appendix "A". The Lessee shall be obliged to perform and complete part of the Lessee's Works as shall be coordinated between the parties taking into account the needs of the Lessor, in order to enable it to perform the Specification Works and the Lessor's Works. The Lessor shall be entitled to interrupt the grant of permission to the Lessee every so often, after advance notice has been given, for certain periods in various parts of the Premises provided that this may be required for the purpose of performance and completion of the Specification Works and the Lessor's Works which cannot be performed at the same time as the Lessee's Works.

                Subject to the contents of this Agreement, the Lessor undertakes to complete all the Specification Works and the Lessor's Works by the Date of Delivery of Possession in the Premises, in such a manner as to enable full use of the Premises for the Lessee's purposes.

        9.7 The Lessee's status at the Premises and the Project throughout the period between the date of granting the permission and the Date of Delivery shall be the status of licensee on behalf of the Lessor when the permission is expressly limited to the performance of the Lessee's Works in the Premises only for the purpose of preparing and adapting the Premises to its requirements.

                The Lessor shall be entitled to halt or revoke provision of permission to the Lessee, in accordance with this section, only in the event of a fundamental breach of this Agreement by the Lessee, and the same only after having given seven days' warning in advance and in writing, in the course of which the breach has not been rectified.

        9.8 The Lessee declares that it is aware that performance of the Specification Works and the Lessor's Works is dependent, inter alia, on the Lessee sending the plans and specifications and obtaining approval therefor as aforesaid on time, in particular in all matters pertaining to the planning and installation of partitions, air conditioning systems, lighting, electricity, telephones, and also the other systems in the Premises and the same insofar as they are included in the Specification Works and the Lessor's Works, and also the additional works required for completion of the Premises. Accordingly the Lessor shall not be liable for any deferral or delay in completion of the Premises and/or in delivery of possession therein to the Lessee which may occur as a result of a delay on the part of the Lessee in sending the plans and specifications it is obliged to send for the Lessor's approval as aforesaid or a delay in adapting them to the Lessor's requirements, unless these have been caused by a negligent act and/or omission of the Lessor, and all within the time period of the delay caused in delivery of the plans and specifications and/or their adaptation by the Lessee, as aforesaid.

                Without derogating from the aforesaid, in any event of delay in the approval of the Lessee's plans as aforesaid, which has not been caused by a negligent act and/or omission of the Lessor, the Lessor shall be entitled to progress with the Project construction works and in those same parts in the Premises insofar as may be required for the purpose of continuation of building and completing the Project and the Premises, at its discretion without any connection to the plans and specifications which the Lessee must send it as aforesaid, provided it sends the Lessee written notice of its intention to do so 14 days in advance. The Lessee shall be liable for any damage caused as a result of the aforesaid and will bear the expense of any change or repair required as a result. The Lessor undertakes not to act in accordance with the aforesaid, unless the delay in the performance of the works causes the Lessor substantial damage.

        9.9 In all that is connected with performance of the Lessee's works, insofar as they are performed, the following provisions shall apply:

                9.9.1 The Lessee shall perform the Lessee's Works in such manner as to cause as minimal disturbance as possible to the other works to be performed simultaneously in the Premises and the Project either by the Lessor or by any person on its behalf or by other lessees.

                9.9.2 The Lessee shall be responsible for coordinating the Lessee's Works with the Lessor and its contractors as well as with any other party connected to the performance of the works in the Premises and the Project. The Lessee undertakes to report to the Lessor's Representative on a day-to-day basis on the progress of the Lessee's Works as well as to provide it every so often with a schedule in connection with the performance of the Lessee's Works for the approval of the Lessor's Representative, at its demand. Insofar that it is under its control, the Lessee undertakes that the Lessee's Works shall be performed according to the schedules and it undertakes to report to the Lessor's Representative beforehand of any anticipated inconsistency with or significant deviation therefrom.

                9.9.3 The Lessor is entitled to supervise the performance of the Lessee's Works. The Lessee undertakes that during the course of the period of granting the permission and performance of the Lessee's Works it and any worker on its behalf shall obey the Lessor's Representative's reasonable instructions and act according to his instructions, provided that these instructions conform to the provisions of this Agreement.

                9.9.4 It is hereby clarified that the Lessee's deviation from the plans and specifications which have been approved by the Lessor shall constitute a fundamental breach of this Agreement and in such event the Lessor shall be entitled to prevent the performance and/or continuation of performance of the Lessee's Works which exceed the conditions of the approval and to require that the Lessee return the Premises to their former state without this derogating from any other right of the Lessor pursuant to this Agreement and/or by law.

                        For the purposes of this section, "deviation from the plans and specifications" shall be considered only if it is a substantial deviation from the specifications and/or plans and/or any deviation whatsoever from the specifications and plans insofar as the deviation is related to the Tower's facades, central systems, and/or structure.

                        If the Lessee has not returned the Premises to their former state or has not rectified the deviation, the Lessor is entitled, but not obliged, to return the Premises to their former state by itself and to charge the Lessee all the expenses and damages incurred by the Lessor as a result thereof and the Lessor shall also be entitled to realize any surety given to it to ensure the fulfillment of the Lessee's undertakings pursuant to this Agreement including any guarantee and/or other surety it holds.

                9.9.5 For the purpose of performance of the Lessor's and Lessee's Specification Works, the parties undertake to use solely and exclusively skilled and authorized professionals, proper equipment and materials as specified in the specifications and plans approved as aforesaid by the Lessor. Each party shall be responsible for the equipment and materials brought by it or by any person on its behalf for the purpose of performing the works and the installations it is performing, throughout the entire time they are situated at the Project.

                9.9.6 The Lessee and/or any person on its behalf shall not be entitled to store or place equipment and materials in the Project areas outside the Premises, or to use them for the purpose of performing the works, without express authorization therefor from the Lessor in advance and in writing, exclusive of an authorized and defined platform to be allocated to the Lessee for the purpose of unloading and loading.

                9.9.7 The Lessee and it alone shall be legally liable vis-a-vis the Lessor vis-a-vis any third party whatsoever, in respect of any damage which may be caused to the Premises and/or the Project and/or the other premises and/or lessees in the Project and/or the Lessor and/or any third party whatsoever in connection with the performance of the Lessee's Works, unless the damage and/or loss and/or forfeiture was caused as a result of a negligent act and/or omission of the Lessor and/or its employees and/or any person on its behalf.

                9.9.8 The Lessee shall insure its liability as aforesaid and if the Lessee employs any contractors whatsoever in the performance of any of the Lessee's Works, the Lessee undertakes to ascertain that those contractors also insure their activity with appropriate insurance cover for the relevant risk amounts and that the amount of the cover as aforesaid in any event shall not be less than that stated in the provisions of this Agreement. A condition for the commencement of the performance of any works whatsoever in the Premises by the Lessee is that the Lessee provides the Lessor with a certificate that insurance has been arranged for the construction works mentioned in section 25 below.

                        The Lessee undertakes that it or any person on its behalf (including contractors and sub-contractors employed in the performance of the Lessee's Works) shall take all the reasonable safety and cautionary measures required for the prevention of loss, injury, or damage to the person and/or property of any person and/or corporation whatsoever in connection with the performance of the Lessee's Works as aforesaid. Without derogating from the aforesaid, the Lessee undertakes that it or any person on its behalf shall take reasonable cautionary measures and comply with the provisions of any law regulating the performance of the Lessee's Works and also comply with the provisions of APPENDIX "G(3)" - Fire Prevention Safety Measures Procedure.

                9.9.9 If a building permit or any other license or permit is required pursuant to any law or custom for the performance of any works whatsoever within the framework of the Lessee's Works, the Lessee shall be obliged to duly obtain it before it commences performance of the works. The Lessor shall cooperate and sign all the documents required for the purpose of obtaining the permits as aforesaid.

                9.9.10 The Lessor shall supply the Lessee with water and electricity, against payment, during the performance of the Lessee's Works, the same at the Lessee's request and after prior arrangement with the Project Manager and the works contractor, with the Lessee paying for the water and electricity it shall consume as per the cost price to the Lessor.

        9.10 It is hereby agreed that the Lessee's delay in the completion of the Lessee's Works which has not been caused as a result of the Lessor's act or omission shall not defer the date for commencement of the Term of Lease.

        9.11 Without derogating from the generality of the aforesaid, the Lessee shall pay the Rental Fees and bear all the other payments which it is obliged to bear pursuant to this Agreement and shall fulfill all its other undertakings as specified in this Agreement - if Delivery of Possession in the Premises is deferred owing to delays caused solely by an act and/or omission of the Lessee.

10.     RIGHT OF REVOCATION

        The Lessee may revoke this Agreement in the event of a fundamental breach of this Agreement by the Lessor, which was not rectified after the Lessee sent written notice of it to the Lessor at least 30 days in advance, or in the event of a breach that is not fundamental, which was not rectified by the Lessor after the Lessee sent written notice of it to the Lessor at least 60 days in advance or a longer period, as required by the circumstances of the event, as long as under the circumstances of the event it would not be unjustified to revoke the Agreement.

11.     DELIVERY OF THE PREMISES

        11.1 The Lessor shall deliver possession of the Premises to the Lessee on the date set forth in Appendix "A". The Lessor shall give the Lessee notice concerning the Date of Delivery of Possession in the Premises at least 30 days before the Date of Delivery. The Lessor undertakes that at the Date of Delivery of Possession, the central systems in the Tower will be operational (air conditioning, electricity, plumbing, fire detection and fire fighting), at least half of the elevators installed in the Tower and which constitute all the elevators are operational and there will be reasonable avenues of access to the Premises.

        11.2 The parties expressly agree that the Lessor shall be entitled to defer the Date of Delivery of Possession in the Premises, for not more than 30 (thirty) days, without this being deemed a breach of this Agreement on its part, provided that if the deferral exceeds 14 days, the Lessor shall bear the actual additional expenses that will apply to the Lessee as a result of the deferral in Delivery of Possession, which came into being after the first 14 days of delay, and until the Date of Delivery of Possession in the Premises to the Lessee. The Lessor's aforesaid right to defer the Date of Delivery of Possession shall not apply to the 14th floor of the Premises.

                Without derogating from the aforesaid, if the Date of Delivery pursuant to this Agreement is deferred consequent upon the Lessor's deferral of completion of construction of the Premises and/or if occupancy is deferred for reasons of force majeure, including unusual conscription of reserve forces, an exceptional shortage of construction materials, equipment or workers, weather factors or other natural phenomena, orders (which have not been issued due to act or omission of the Lessor and/or any person on its behalf), regulations or statutes which delay the construction or extend its period of performance, freezing of construction as a result of administrative orders, nationwide strikes or nationwide industrial action, or any other factor which is not under the Lessor's control. In any such event, the Date of Delivery shall be deferred for the period of time entailed by the existence of the afore-mentioned conditions or any of them, as the case may be and with the addition of the time period required for organization, which shall not exceed seven days. The Lessor shall notify the Lessee concerning the development of circumstances as aforesaid immediately after it learns of the development of these circumstances, as aforesaid, which may cause the deferral of the Date of Delivery of Possession.

                If the Date of Delivery of Possession in the Premises has been deferred pursuant to this section, the date of commencement of the Term of Lease shall be deferred for an identical period, and the Lessee shall be entitled to notify the Lessor of its wish to extend the date of expiration of the Term of Lease for an identical period as aforesaid.

        11.3 The Lessee hereby undertakes to appear at the Premises on the Date of Delivery of Possession in the Premises and accept possession in the Premises, subject to the Premises being completed in accordance with the sketch and the technical description, insofar as this concerns the Specification and Lessor's Works and subject to the contents of this Agreement.

        11.4 On the Date of Delivery of Possession in the Premises, the Lessor's Representative shall make a delivery protocol and this protocol shall serve as prima facie proof that the Lessee has received the Premises pursuant to the conditions of this Agreement, subject to the Lessor's undertakings to perform the finishes and repairs specified in the delivery protocol, if any, in the Premises, and subject to any hidden defect. If the Lessee fails to appear at the Date of Delivery of Possession, another date to make the delivery protocol will be set which shall not be later than 72 hours after the Date of Delivery of Possession. Should the Lessee also fail to appear at this time, the Lessee hereby expressly agrees that the delivery protocol be made in its absence and all the provisions specified above shall apply to this protocol.

                For the avoidance of doubt, it is clarified that making a delivery protocol at a later date than the Date of Delivery of Possession does not change the Date of Delivery of Possession.

        11.5 For the avoidance of doubt, it is clarified that the Lessee's failure to accept the Premises or to appear at the Date of Delivery or to cooperate with the Lessor in making the protocol as aforesaid and/or the existence of any defects whatsoever and/or the necessity of completing works in the Premises by the Lessor which would not prevent reasonable use of the Premises, shall not serve to prevent acceptance of possession in the Premises and, in any event as aforesaid, possession in the Premises shall be deemed to have been delivered on the due date and the Lessee shall be obliged to accept possession in the Premises, unless the Architect has determined that the defects or necessity for completion of the works as aforesaid prevents acceptance of possession in the Premises, in order to make use of it for the Purpose of the Lease. If the Lessee disagrees with the Architect's decision as aforesaid, then the decision concerning the dispute will be assigned to an engineer whom the parties shall appoint and in the absence of agreement regarding the identity of the engineer, an engineer will be appointed by the chairman of the Architects and Engineers Association.

        11.6 Acceptance of possession in the Premises by the Lessee shall constitute certification on its part that the Premises have been delivered to it in full compliance with the provisions of this Agreement and its absolute satisfaction, subject to that which is specified in the delivery protocol and the fulfillment of the Lessor's undertakings pursuant to this Agreement, except for hidden defects.

        11.7 Without derogating from the generality of the aforesaid, delivery of possession in the Premises to the Lessee is conditional upon the fulfillment of all the Lessee's undertakings pursuant to this Agreement, including payment of the Rental Fees, providing authorization to debit its account, insofar as is required, providing sureties, providing certificates that insurance has been arranged etc.

        11.8 Subject to that which is stated in section 11.5 above, the Lessee undertakes to accept possession on the Date of Delivery. The Lessee certifies that in any event where it does not come to accept possession on the Date of Delivery, as stated in section
                11.4 above, or in the event that possession is not delivered to the Lessee as a result of the non-fulfillment of one or more of the Lessee's undertakings, it shall be deemed to have accepted possession in the Premises on the due date without any reservations regarding its condition, except for hidden defects, and the obligation to pay Rental Fees, Management Fees and any other payment pursuant to this Agreement shall apply to the Lessee commencing from the date set forth in this Agreement.

        11.9 The Lessor shall perform the repairs of the defects contained in the delivery protocol within a reasonable time period, with the aim of performing all the repairs, if any, simultaneously. Defects entailing urgent repairs shall be repaired by the Lessor in an urgent manner.

                If the Lessor has failed to repair the faults which are its responsibility, as aforesaid, and, pursuant to the Architect's decision, these faults prevent the Lessee from making use of the entire Premises or any part thereof wherein repairs are required, the Lessee shall be exempt from Rental Fees, Management Fees, and municipal rates in respect of that part that it can not use. If the Lessee disagrees with the Architect's decision, as aforesaid, then the decision concerning the dispute shall be assigned to an engineer to be appointed by the parties and in the absence of agreement regarding the identity of the engineer, an engineer will be appointed by the chairman of the Architects and Engineers Association.

                If the Lessor fails to repair the faults which are its responsibility, as aforesaid, within a reasonable period of time following the decision of the Architect or the engineer arbitrator, as the case may be, then the Lessee shall be entitled, after he has given written notice of this to the Lessor seven days in advance, to perform the repairs itself and the Lessor shall repay the expenses the Lessee expended to perform the repairs against the presentation of receipts.

        11.10 The Lessor shall be liable to repair faults in the Premises that were not caused by an act and/or omission of the Lessee, but rather ensue from faulty workmanship and/or flawed materials. It is clarified that the aforesaid applies only in relation to works performed in the Premises by the Lessor and/or any person on its behalf and does not apply in relation to works performed by the Lessee and/or any person on its behalf.

12.     PERMITS AND LICENSES

        12.1 The Lessee and it alone shall be liable for obtaining the permits and licenses required by law for running its business in the Premises and to maintain their validity, the same at its sole expense and liability.

                Insofar as obtaining certification that must be obtained by the Lessee requires the performance of any actions and/or obtaining any certification whatsoever which is the responsibility of the Lessor pursuant to this Agreement, the Lessor shall perform the required actions in such a manner as to enable the Lessee to obtain the required certification.

        12.2 The Lessee declares that it is conversant and familiar with the business it intends to run at the Premises and the entire matter of the licensing and permits required for the purpose of running the business as aforesaid. The Lessee has examined and is aware of the requirements of the various authorities including the local authority, the Civil Guard, the Sanitation Department, the Ministry of Health, the Ministry of the Environment, etc., and it has taken the above-mentioned requirements into account when signing the Agreement and for the purpose of planning the adaptations in the Premises and specifications of the Lessor's Works and the Lessee's Works.

        12.3 The Lessor undertakes to sign, at the Lessee's request, any document and/or application which may be required for the purpose of obtaining the business license and/or other permit required for the operation of the business by virtue of any law and subject to the provisions of the law insofar as required from it as owner of the Premises and on condition that the signature as aforesaid does not impose any liability of any kind whatsoever on it.

        12.4 Without derogating from the aforesaid, the Lessee undertakes to run its business and comply with all the requirements under The Business Licensing Law 5728 - 1968, to obtain any license and permit required by law for the purpose of running the Lessee's business at the Premises in accordance with the purpose of the Lease, and to renew it every year or every other period as required by law.

        12.5 The Lessee shall be liable for civil and/or criminal liability in any event of commission of offenses and/or breaches of the law in the Premises, unless the offense and/or breach of the law in the Premises were committed by the Lessor and/or the Management Company and/or any person on its behalf. Criminal liability shall be imposed on the Lessee only insofar as pursuant to law the Lessee is liable for criminal liability. However, this will not derogate from any obligation of the Lessee to indemnify the Lessor and/or the Management Company in respect of any expenses and/or fine to be imposed on them in respect of any offense committed in the Premises, exclusive of offenses as aforesaid that were committed by the Lessor and/or the Management Company and/or any person on its behalf.

        12.6 The Lessee shall bear by itself any payment, levy, Betterment Levy in respect of exceptional use, fine and/or penalty imposed in respect of running the business and/or the use of the Premises by the Lessee and/or its employees and/or agents and/or customers without a permit or while derogating from the permit, or contrary to the Urban Building Plan, or contrary to any law, whether imposed on the Lessor or the Management Company or imposed on the Lessee.

        12.7 None of the contents of this Agreement nor any act or certificate or consent on behalf of the Lessor shall be deemed to be the Lessor's authorization for the Lessee to use the Premises and/or to run businesses therein without a permit and/or while deviating therefrom and/or contrary to any law.

        12.8 It is agreed that failure to obtain any license whatsoever required for the Lessee to run its business in the Premises or the revocation of the license as aforesaid shall not release the Lessee from any undertaking whatsoever of its undertakings pursuant to this Agreement, unless the failure to obtain the license and/or revocation thereof is caused by negligence of the Lessor and it is not possible to make use of the Premises for the Purpose of the Lease due to the failure to obtain a license as aforesaid. Non-use of the Premises at the time of commencement of the Term of Lease due to failure to obtain any license, certificate or permit, by the Lessee, shall not derogate from the Lessee's undertakings to pay the Lessor the Rental Fees, Management Fees and any other payment which the Lessee is obliged to pay pursuant to this Agreement. The Lessee hereby renounces any contention of frustration, justification, or any other contention in connection with failure to obtain a license or certificate or the disqualification or revocation thereof as aforesaid, unless the failure to obtain the license is due to a negligent act and/or omission of the Lessor.

        12.9 The provisions of sections 12.1, 12.3, 12.4, and 12.8 above shall be deemed fundamental and principal provisions of this Agreement and the breach thereof by the Lessee shall constitute a fundamental breach of the Agreement.

13.     MAINTENANCE AND MANAGEMENT OF THE PREMISES AND ITS SYSTEMS

        13.1 The Lessee undertakes to preserve the Premises throughout the entire Term of Lease. Without derogating from the generality of the aforesaid, the Lessee undertakes as follows:

                13.1.1 To use the Premises and its systems with caution, not to overload its floors beyond what is permitted according to the specification in the appendices to this Agreement.

                13.1.2 To be punctilious about the cleanliness of the immediate vicinity of the Premises including the unique Public Areas of the Lessee and to run its business solely and exclusively within the confines of the Premises, unless it has received the prior written authorization of the Lessor to conduct its business outside of the Premises.

                13.1.3 Not to place junk, boxes, objects, chattels, refuse and/or obstacles outside the Premises, including in the service corridors, except however in places which will be allocated, if any, for the purpose by the Lessor and/or the Management Company according to their sole discretion, and not to cause any unreasonable nuisance, noise, smells, or pollution to the visiting public and/or employees in the Project and/or other occupants in the Project.

                13.1.4 The Lessee undertakes not to interfere with and not to damage cleanliness and good neighborly relations in the Project.

                The Lessee shall be responsible for the payment of all damages and all the fines imposed by the authorities, if any, in respect of a breach of the provisions of this section and/or a breach of any law. If fines have been imposed on the Lessor in respect of the acts or omissions of the Lessee as aforesaid, the Lessee shall indemnify the Lessor with the full amount of the fines as aforesaid, upon its first demand. Nothing in the aforesaid shall derogate from the Lessee's right to defend itself against fines, as aforesaid, imposed by the authorities. The Lessor shall notify the Lessee regarding the aforesaid fines and will enable it to conduct a Defense against them.

                The Lessor shall act in a reasonable manner to enforce the aforesaid undertakings on other lessees in the Project as well.

        13.2 The Lessee undertakes to use solely and exclusively the fixed and marked access roads as determined by the Lessor and/or the Management Company for the purpose of access to the Premises. The Lessee undertakes to park any vehicle and van solely and exclusively in the places designated therefor.

        13.3 The Lessee undertakes to maintain the Premises and all its systems in a good state of repair as it received them from the Lessor, subject to reasonable wear and tear. The Lessee declares that it is aware that the care of the electricity, plumbing, air conditioning, and fire detection and extinguishing systems infrastructure installed by the Lessor in the Premises and all the leased and/or areas designated for lease in the tower (hereinafter: "the Systems") shall be performed and maintained by the Management Company and that all the costs of looking after the Systems as aforesaid shall constitute part of the Management Expenses.

        13.4 For the avoidance of doubt, it is clarified that the Management Company shall be responsible just for the expenses of day-to-day care and maintenance of the Systems and that only these expenses shall be included in the Management Company's expenses. Any treatment of the Systems required as a result of careless use of the Systems and/or due to damage to the Systems caused due to the negligent act and/or omission of the Lessee and/or its employees, visitors, guests and/or any persons on its behalf shall be performed by the Management Company, but shall be paid by the Lessee according to an invoice to be submitted to it by the Management Company, within seven days from the date of receiving a demand in writing from the Management Company and/or the Lessor. The Management Company's accounts shall be prima facie evidence of their veracity.

        13.5 Subject to the contents of sections 13.3 and 13.4 above, the Lessee undertakes to perform in the Premises, at its own expense and at its own liability, day-to-day repairs and maintenance. Without derogating from the generality of the aforesaid, any malfunction or damage which may be caused to the Premises by the Lessee, its employees, agents, visitors or customers shall be repaired by the Lessee immediately, at its own expense and after it has reported any malfunction or substantial damage to the Lessor and received its approval for the steps it intends to take.

                The parties agree that the Lessee is not obligated to repair day-to-day wear and tear caused to the Premises, unless the aforesaid wear and tear may affect the facade of the Premises, and/or may cause any disturbance whatsoever to the Management Company and/or the use of the Tower by other lessees.

                Maintenance of the Premises and performance of all the repairs therein shall be carried out by means of certified skilled professionals and under the close supervision of the Lessor and/or the Management Company. In the event of a malfunction or damage whose repair cannot be postponed until a report has been sent to the Lessor and its approval obtained, the Lessee may repair whatever requires repair and report to the Lessor immediately thereafter.

                For the avoidance of doubt it is clarified that the provisions of this sub-section do not relate to systems which shall be treated and maintained as aforesaid in sections 13.3 and 13.4.

        13.6 If the Lessee does not immediately repair any damage or malfunction applying to it as aforesaid the Lessor shall be entitled, but not obliged, to repair them and the Lessee shall bear all the expenses of the repairs which the Lessor performs and pay them to the Lessor within 7 (seven) days from the date the invoice issued in connection with the above-mentioned repairs is sent to it.

        13.7 The Lessee undertakes to permit the Lessor and/or the Management Company and/or any person on their behalf to enter the Premises at any reasonable time and hour, after prior arrangement, in order to inspect the Premises and/or in order to perform any works and repairs of any kind whatsoever in or through them. The performance of repair works from within the Premises for other properties shall be made in coordination with the Lessee in a manner and at a time and in a way that will restrict as much as possible the disturbance to the Lessee's running his business in the Premises.

        13.8 The Lessee shall manage its business in the Premises while scrupulously observing the provisions of the Regulations - Appendix "F" to the Agreement and all the procedures and instructions prescribed by the Management Company by virtue of its power pursuant to this Agreement and in this regard without derogating from the generality of the aforesaid, the Lessee shall be extremely punctilious in complying with all the instructions of the Management Company and/or the Lessor in connection with the transportation, entry and removal of merchandise and packages to and from the Premises, and in particular in relation to the hours and modus operandi of these acts.

        13.9 The Lessee declares that it is aware that the Lessor holds rights vis-a-vis the Municipality and any other body in all matters pertaining to infrastructures for the supply of water to the Project and that the rights as aforesaid are the sole property of the Lessor. The right granted to the Lessee pursuant to this Agreement is a temporary right of use for the Term of Lease and subject to any other condition and provision in this Agreement.

                The parties agree that the Lessee shall be responsible for connecting the Premises to the telephone lines of the communications services provider to the Premises and the Lessee shall be the owner of these telephone lines and the communications exchange in the Premises.

        13.10 Whereas the area of the Premises also includes secure spaces on each floor (hereinafter: the "Secure Space"), it is hereby clarified that the right of use of these Secure Spaces is subject to orders of the Home Front Command and the provisions of law. Without derogating from the generality of the aforesaid, the Lessee undertakes to maintain the Secure Space and to use it in accordance with the provisions of law, the orders of the Home Front Command, and the instructions of the Management Company which ensue from the provisions of law.]

                In times of emergency, the Lessee undertakes to vacate the Secure Space immediately and to place it at the public's disposal. For the avoidance of doubt, it is clarified that the Lessee will continue to pay, also for the whole period that the Secure Space is at the public's disposal, all payments pertaining to the Secure Spaces and determined in this Agreement and in the Management Agreement.

                The Lessee is entitled to lock the Secure Space, at its own discretion, provided that in this event, he leaves a key with the Management Company that will allow entry to the Secure Space solely in emergencies or for the purpose of inspection, after prior arrangement.

14.     SIGNAGE

        14.1 The Lessee shall not erect any sign outside of the Premises including its walls and external windows and/or roofs and/or within the confines of the Land and its vicinity and/or within the Premises in such a manner that it is visible from outside the Premises. The Lessor shall install signage in the Tower lobby as specified in Appendix "C". For the avoidance of doubt, it is clarified that the Lessee is entitled to place signage in the lobby of each floor of the Premises, as it deems proper and at its own discretion.

        14.2 The erection and maintenance of the signage in the Project that is not within the confines of the Premises areas shall be done all together by the Lessor and/or via the Management Company. Day-to-day expenses of caring for signage as aforesaid shall be part management expenses.

        14.3 Without derogating from the aforesaid, the Lessor and/or the Management Company shall be entitled, at the Lessee's expense, to remove and destroy any sign and/or poster and/or display erected or hung in contravention of that which is stated in section 14.1 above, and the Lessee hereby renounces any claim or contention in connection with their removal or in connection with any damage which it may incur consequent thereto.

        14.4 The provisions of section 14.1 above are fundamental and principal provisions of this Agreement and the breach thereof shall constitute a fundamental breach of the Agreement.

15.     ELECTRICITY

        15.1    Definitions

                In this section:    "THE ENGINEER" - a certified electrical
                                    engineer or electrician who shall be
                                    responsible for the electricity network in the Project on behalf of the Lessor.

                                    "THE ELECTRICITY SERVICES" - the supply of electricity including operation, maintenance and insurance of the electrical apparatus and control systems to be installed in the Project and the Premises by the Lessor.

        15.2    General:

                15.2.1 The Lessee declares that it is aware that the Lessor holds the rights vis-a-vis the Electric Corporation, and any other body in all matters pertaining to the infrastructures for the supply of electricity to the Project and that the rights as aforesaid are the sole property of the Lessor. The right granted to the Lessee pursuant to this Agreement is the temporary right of use for the Term of Lease and subject to any condition and other provision in this Agreement.

                15.2.2 The Lessee shall be responsible for the costs of connecting the electricity meters subject to the contents of Appendix "C".

        15.3    Supply in Bulk

                The Lessee declares that it is aware that the Lessor has entered into a contract with the Electric Corporation for the supply of electricity in bulk (hereinafter: "the Electricity Supply Contract") in accordance with the Electric Corporation's usual rules and it undertakes and declares that:

                15.3.1 The Lessee shall not be entitled to apply to the Electric Corporation and/or any other party apart from the Lessor for a direct and/or separate electricity supply and neither shall it be entitled to apply to the Electric Corporation with a request to install a separate meter for it or to pay the Electric Corporation directly.

                15.3.2 The Lessee hereby renounces any claim and/or contention of any cause of action whatsoever against the Electric Corporation in respect of failure to supply electrical current and/or interruptions in its supply. The Lessee undertakes to indemnify the Electric Corporation in respect of any expense and damage it may incur as a result of a claim in respect of failure to supply electrical current and/or interruptions in its supply which may be filed against the Electric Corporation by any guest and/or licensee on behalf of the Lessee.

                15.3.3 Without derogating from the aforesaid, if the Lessee installs any electronic or electric equipment whatsoever, the Lessee shall not be entitled to bring any claim or contention whatsoever against the Electric Corporation following a failure in the electricity supply and/or interruptions in its supply as a consequence of use or installation of said equipment.

                15.3.4 The Lessee is not entitled to supply and/or sell electricity and/or provide any electricity services whatsoever to any third party whatsoever for or without consideration directly or indirectly.

                The Lessee is aware that the Electric Corporation is entitled to introduce amendments into the Electricity Supply Contract and it agrees in advance to any amendment which may be made in the conditions of this Contract as a result of the demands for amendments on the part of the Electric Corporation provided that the Lessee's ability to use the Premises in its entirety for the Purpose of the Lease shall not be harmed.

        15.4    The Electricity Supply

                15.4.1 The supply of electricity to the Premises shall be at the strength prescribed in Appendix "C" of the Agreement

                15.4.2 The Lessee is not entitled to make any expansions or changes and/or additions to the electricity supply apparatus supplied to the Premises, unless done with the prior authorization of the Lessor. The Lessor shall be entitled to immediately disconnect and/or dismantle any expansion, change, addition, etc., made without the Lessor's authorization, at the Lessee's expense, the same without derogating from the Lessee's liability for any damage which may be caused to the electricity supply apparatus as a result of work as aforesaid.

                15.4.3 If the Lessee is interested in receiving an additional allocation of electricity to that supplied to the Premises in accordance with the contents of the technical description, Appendix "C", the Lessor shall examine the possibility of increasing the allocation of electricity to the Premises according to the electricity capacity of the Project and it shall be entitled to refuse or agree to the request at its professional discretion in regard to the technical ability to perform the said expansion and taking into account the needs of the Project at the time of the request or in the future.

                        The Lessee hereby declares that it is aware that the Lessor is not committed to supply electricity beyond the quantity specified in the technical description and it shall nave no claims or contentions vis-a-vis the Lessor if its request is rejected provided that the Lessor shall not reject the Lessee's request on irrelevant or unreasonable grounds.

                        The payment in respect of connecting additional electricity as aforesaid shall apply to the Lessee and it shall be paid by the Lessee within 7 days from the Lessor's demand. The Lessee shall be solely liable for the installation of any wiring or additional systems involved in the additional electricity allocation as aforesaid and they shall be performed at its own expense and liability only.

        15.5    Safety

                15.5.1 The Lessor and/or the Engineer and/or any person on their behalf shall be entitled to visit the Premises at any reasonable time, subsequent to advance notice, and inspect the various types of electrical apparatus, examine its safety and compatibility with the normal safety standards.

                15.5.2 If the Engineer is of the opinion that any electrical apparatus whatsoever which has been installed in the Premises is liable to cause damage to the general electricity supply system in the Project and/or it constitutes a safety hazard and risk and/or does not comply with the normal safety standards and/or the load it imposes on the electricity supply services system is liable to cause problems for the system - the Engineer shall be entitled to demand repair and/or replacement and/or change in the apparatus, and the Lessee undertakes to take all the measures required to comply with the Engineer's demand within 20 days, provided that if the reason for the Engineer's demand ensues from faulty workmanship performed by the Lessor and/or a defective or insufficient electrical apparatus that was supplied by the Lessor, then the replacement and/or repair and/or change as aforesaid, shall be performed urgently by the Lessor and at its expense.

                15.5.3 The Lessee shall be liable for any damage which may be caused to the equipment and/or electrical apparatus in the Premises and/or the electricity network outside the Premises as a result of the operation by the Lessee or any person on its behalf of an electrical apparatus which is not in good working condition as specified above, unless the damage is caused due to a negligent act and/or omission of the Lessor and/or the Management Company and/or any person on their behalf.

        15.6    Maintenance of Electrical Apparatus

                15.6.1 The Lessee shall permit access to any authorized employee on behalf of the Lessor at any reasonable hour for any electrical apparatus in the Premises, for the purpose of inspection, checking, installation, repair, replacement of defective parts, removal, dismantling, assembly etc. of works which in the Lessor's opinion are required in the electrical apparatus supplying electricity services to the Premises. The Lessee shall arrange to vacate and/or move any apparatus which might hinder performance of the works as specified above.

                15.6.2 For the purpose of performing the works as aforesaid, the Lessor shall be entitled to temporarily disconnect, for the time required, the electricity supply to the Premises, provided that the time during which the electricity supply to the Premises is disconnected shall be reasonable, taking into account the type of work in the Premises. The Lessor shall coordinate as much as possible the interruptions to the electricity supply with those aforesaid with the Lessee. Insofar as the electricity supply is disconnected only in the Premises, the Lessor shall make an effort to coordinate the times the electricity supply will be disconnected so that it will be at times convenient to the Lessee.

                15.6.3 The Lessor shall connect the Premises to the Tower's emergency generator which will supply electricity services to the Premises in an emergency, as it will be supplied to the other parts of the Tower.

        15.7    Electrical Apparatus

                15.7.1 All appliances, parts and other equipment, connected to the electricity services supply system (hereinafter:
                        "the Electrical Apparatus"), are the sole property of the Lessor, whether or not the Lessee has contributed to the expenses of their purchase and/or installation and/or connection. It is clarified that the aforesaid does not apply to electrical equipment that constitutes movables, inclusive of UPS.

                15.7.2 The Lessee shall be forbidden to perform any work of any kind whatsoever on the Electrical Apparatus which may impact the electrical system of the Tower and/or the Project, unless it has obtained approval in writing and in advance from the Lessor for the performance of works as aforesaid other than by the Lessor. Urgent electrical works within the area of the Premises shall be performed by the Lessee even without the Lessor's authorization, insofar as it was impossible to obtain the Lessor's authorization within a reasonable time.

        15.8 Limitation of the Lessor's Liability in the Event of Electricity Failures

                The Lessor shall be entitled to interrupt or restrict the supply of electricity services to the Premises and other places in the Project, in the instances specified below:

                15.8.1 In any event of interruption or restriction in the electricity supply originating from an internal and/or external malfunction in the central electricity services supply system in the Project, for example national or regional electricity failures originating from the Electric Corporation's network or the Project's internal electricity system. The Lessor shall make an effort to prevent interruptions to the electricity supply as aforesaid, insofar as the matter is under its control.

                15.8.2 In any event where there is danger to person or real danger to property.

                15.8.3 In any other event where the Engineer has ordered that the interruption as aforesaid is necessary.

                In any event, where it is possible to notify the Lessee of the anticipated interruption in the electricity services supply, notice thereof shall be given by the Lessor in advance, in the manner prescribed by the Lessor. The Lessor shall not be liable for and shall not pay for any damage which may be caused to the Lessee in respect of the electricity failure, in the instances specified above and/or in any other instance over which the Lessor has no control.

        15.9    Unanticipated Changes

                If as a result of any statute, regulation, order or act of a competent authority, the necessity arises, to make any changes whatsoever in the electricity services supply system to the Premises, the Lessor and/or the Lessee shall make the afore-mentioned changes. Insofar as the required changes are to electricity apparatus that was installed by the Lessor outside of the area of the Premises, the Lessor shall perform the changes at its own expense; insofar as the changes necessary will be within the area of the Premises, these changes shall be performed by the Lessee, at its own expense.

        15.10   Termination of Electricity Services

                Without derogating from the provisions of section 20.9 below, it is clarified and the parties agree that in the event where the Lessee has not made the payments for electricity consumption which he owes the Lessor pursuant to this Agreement, the Lessor is entitled to disconnect the electricity supply to the Premises, the same after giving warning in writing fourteen days before the disconnection. In the event of termination of electricity as aforesaid, all the costs, damages and losses in respect of such termination shall be the liability of the Lessee alone.

        15.11   Termination of the Bulk Supply

                Notwithstanding all the aforesaid, the Lessor and/or the Management Company is entitled, after obtaining the prior approval of the Electric Corporation, to instruct the Lessee to be connected to the electricity network and the electricity supply provided on behalf of the Israel Electric Corporation Ltd., and in such event, the stipulations and rules of the Electric Corporation, in all matters pertaining to the contract for and supply of electricity to the Lessee, shall apply. All the expenses arising from the contract as aforesaid with the Electric Corporation and connection of the Premises to the Electric Corporation's electricity network shall apply to the Lessee alone. For the avoidance of doubt, it is clarified that the expenses of connecting the Tower to the electricity network apply to the Lessor and the Lessee shall bear only the expenses of connecting the Premises to the electricity network, as aforesaid. Notwithstanding the aforesaid, insofar as the termination of the bulk supply, during the Term of Lease, is due solely to a demand by the Lessor and not owing to the constraint of an administrative authority and/or the Electric Corporation and/or a judicial authority and/or any government body whatsoever, all the expenses ensuing from the connection with the Electric Corporation shall apply to the Lessor. Likewise, the Lessor is obligated in such an event, and only in such an event, to take care that the Electric Corporation supplies the Premises with electricity of the same power as the Lessor supplied the Lessee.

        15.12   Payment in Respect of Electricity Services

                15.12.1 The Lessee certifies that it is aware that the charge for electricity consumption will be performed in accordance with a reading of a meter, to be installed by the Lessee at its own expense. The type of meter will be determined by the Lessor at its discretion. The rate in respect of the meter

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                                                                              22


                        reading will be the customary rate at the Electric Corporation in respect of electricity at the low voltage load-time rate.

                15.12.2 The Lessee certifies that it is aware that the charge for electricity consumption on the Floor also includes, in addition to the electricity consumption in the leased areas on the Floor, the electricity consumption in respect of the air conditioning system on the Floor. Electricity consumption in respect of the Public Areas and the public systems in this regard and without derogating from the generality of the aforesaid, elevators, and central air conditioning systems etc. shall be charged via the Management Company in accordance with the rate set forth in section 15.12.1.

                15.12.3 The Lessee undertakes to pay the Lessor in respect of the electricity consumption throughout the Term of Lease the meter reading in accordance with the rate set forth in section 15.12.1 above, the same by way of giving an irrevocable authorization for the Lessor to debit the Lessee's account, which shall be sent to the bank as specified in section 7 above.

                        The Lessee declares that it is aware that the payments in respect of electricity consumption are in addition to and not instead of other payments pursuant to this Agreement.

        15.13 The Lessee declares that it is aware of an auxiliary station of the Electric Corporation that exists and operates in the Project, as well as all the accompanying apparatus and/or apparatus connected to the auxiliary station, as aforesaid.

        15.14 Failure to supply electricity to the Premises, due to a negligent act and/or omission of the Lessor, for a period exceeding five consecutive business days, which occurs not under the circumstances described in sections 15.8 and 15.10 above, and subject to the contents of section 21 below, shall constitute a fundamental breach of this Agreement. It is clarified that insofar as it is a failure in the Project's internal electrical system, the aforesaid regarding a fundamental breach shall apply, if the failure ensues from a negligent act and/or omission of the Lessor.

16.     ADDITIONS AND CHANGES IN THE PREMISES

        16.1 The Lessee shall not be entitled to make any changes or additions whatsoever, either internal changes or external changes, in the Premises, its facilities and systems, which may constitute a structural change, a change in the Tower facades, a change in the central systems of the Tower and/or any other change which could impact on other lessees n the Project, without obtaining the Lessor's consent in advance and in writing (hereinafter: "Changes and Additions"). The Lessor shall only refuse his consent on reasonable grounds. For the avoidance of doubt, it is clarified that architectonic grounds shall also be considered reasonable grounds.

                For the avoidance of doubt, it is clarified that the Lessee is not obliged to obtain the Lessor's authorization for Changes and Additions to movables in the Premises, as long as the aforesaid change does not affect the Tower's facades.

        16.2 Subject to that which is stated in section 16.1 above, without derogating from the aforesaid, if and when the Lessee makes and/or performs Changes and Additions in the Premises as aforesaid, the Lessor shall have the right and option to demand their removal and return of the Premises to their former physical state as they were at the Date of Delivery without the Changes and Additions.

                If the Lessor does not demand the removal of the Changes and Additions, these shall become the property of the Lessor without any consideration, and the Lessee shall have no claim and/or demand against the Lessor in respect of the Changes and Additions and/or in respect of its investment therein.

                For the avoidance of doubt, it is clarified that movables shall remain the property of the Lessee.

        16.3 It is agreed that in the event the Lessor permits the Lessee to perform any Changes and Additions whatsoever in the Premises the provisions of section 9 of this Agreement in connection with works and adaptations in the Premises by the Lessee shall apply thereto, with the necessary changes.

17.     MANAGEMENT OF THE TOWER

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                                                                              23


        17.1 The tower shall be managed by the Lessor or by the Management Company appointed by the Lessor and which shall engage in the management and maintenance of the tower. The Lessor shall be entitled at any time from time to time to transfer the management from the Management Company appointed by it to another management company, all at its sole discretion and the Lessee undertakes to sign the Management Agreement attached hereto as Appendix "D" to this Agreement, provided that the Lessee's rights are not infringed pursuant to this Agreement and/or pursuant to the Management Agreement.

                The Lessee's signature of this Agreement constitutes a direct undertaking vis-a-vis the Management Company, when it is appointed, insofar as pertaining to matters concerning it, and also the Lessee's undertaking vis-a-vis the Lessor to fulfill all its undertakings vis-a-vis the Management Company whether specified in this Agreement or as may be specified in the Management Agreement.

        17.2 As long as no management company has been appointed as aforesaid, the Lessor shall act as the Management Company for the purposes of this Agreement.

        17.3 From the date the Lessor has notified the Lessee that the management services will be supplied to the tower by the Management Company, the Lessee undertakes to fulfill all its obligations vis-a-vis the Lessor pursuant to the Management Agreement vis-a-vis the Management Company and at the Lessor's demand shall sign the Management Agreement and all its appendices with the Management Company.

        17.4 Without derogating from the contents of the Management Agreement, the Management Company shall prescribe reasonable arrangements and procedures concerning the management and maintenance of the tower and shall prescribed Regulations which shall apply to the various lessees and users of the tower and shall supervise their implementation. The Regulations attached as Appendix "F" to the Agreement shall be valid in this format as long as the Management Company has not published any changes therein.

        17.5 The Management Company shall supply management and maintenance services to the tower by itself and/or via sub-contractors as specified in the Management Agreement.

        17.6 The Lessee shall pay Management Fees to the Management Company as specified in the Management Agreement. On the Date of Delivery of Possession in the Premises the Lessee shall pay the Management Company an advance according to the estimate prescribed by the Management Company, on account of the Management Fees in respect of the first quarter.

        17.7 The Lessee declares that it is aware that the payment of the Management Fees and the strict fulfillment of the Management Agreement, the Regulations and the instructions of the Management Company are an essential basis for the smooth management of the Project at a high standard and quality, and it is for the Lessee's benefit and the benefit of all the users of and visitors to the Project.

        17.8 The Lessee declares that it is aware that the Lessor is entitled to perform any act pursuant to this Agreement via the Management Company, including collection of the Rental Fees and any other payment and also to make the Management Company be the Lessor's Representative in connection with all matters pursuant to this Agreement.

                Any approach, demand or act of the Management Company to the Lessee in the name of the Lessor shall be deemed to be an approach, demand or act of the Lessor, and the Lessee undertakes to act vis-a-vis the Management Company in all matters as aforesaid as it is obliged to act vis-a-vis the Lessor pursuant to this Agreement.

        17.9 The Lessee declares that it is aware that the aforesaid does not derogate from any provision in the Management Agreement but is in addition thereto and any breach of undertaking pursuant to section 17.6 above shall be deemed a fundamental breach of this Agreement and the Management Agreement.

        17.10 The Lessor undertakes to manage the Project at a high level as is suitable for a project of the class and standard of this Project.

18.     PARKING LOTS

        18.1 The Lessee is aware that there are existing car parking areas (hereinafter: "the Parking Lots") in the Project.

        18.2 The Lessor shall be entitled, at its absolute discretion, to decide from time to time to operate the Parking Lots or any part of them as pay parking lots, either by itself or via others, to lease them or rent them to sub-contractors for the purpose of their operation as pay parking lots and/or to prescribe arrangements for the use, operation, parking, entrance and exit, and hours of operation in the Parking Lots and to vary all these from time to time, provided that in every event the Lessee shall be eligible to make use of the means of entrance to the Parking Lot, which it receives from the Lessor in accordance with the contents of the Parking Agreement, provided that its remaining rights pursuant to the Parking Agreement are not infringed.

        18.3 If the Parking Lots are operated as pay parking lots, the Lessor and/or the Management Company and/or the parking lots operator (hereinafter: "the Parking Lot Operator") shall be entitled to prescribed from time to time the amount of the parking fees and also the procedures for operating the Parking Lots, all subject to the provisions of the parking agreement.

        18.4 The Lessee undertakes to comply with any determination as aforesaid and all the arrangements and procedures prescribed by the Parking Lot Operator in this matter and to use the Parking Lots in such manner as not to harm the other users, to obey the reasonable instructions of the Parking Lot Operator, to observe the signage and marking prescribed in the Parking Lots, not to block passages, to park solely and exclusively in the places and areas designated for parking and also not to cause any damage to the Parking Lots and the equipment situated therein. In the event of blocking passages or parking other than in accordance with the instructions of the Parking Lot Operator, the Parking Lot Operator shall be entitled to take all the measures required in order to remove the disturbance and in this regard to tow the vehicle away, to move it and to perform any act which it thinks fit for the purpose of preserving the proper order and operation of the Parking Lots.

                The Parking Lot Operator and/or the Lessor and/or any person on their behalf shall not be liable for any damage that is caused to the Lessee's vehicles as a result of the aforesaid performance, unless these were caused due to the negligence of the Parking Lot Operator and/or the Lessor and/or any person on their behalf. The Parking Lot Operator shall make an effort to notify the Lessee prior to exercising its authority as specified above, insofar as it is possible to do so.

        18.5 The provisions of this section constitute direct undertakings vis-a-vis the Lessor and/or the Management Company and/or any other person or body which may operate the Parking Lots from time to time, as the case may be.

        18.6 It is clarified that the Rental Fees and the Management Fees do not include a payment in respect of the use of the Parking Lots, and the Lessee declares that the mere fact that it is a lessee does not grant it or any person on its behalf any right of use of the Parking Lots, unless granted such right in the agreement Appendix "I". The Lessee's use of the Parking Lots on a permanent basis or within the framework of a subscription shall require a separate agreement to be signed with the Lessor and/or the Management Company and/or the Parking Lot Operator, in the format attached as Appendix "I" to this Agreement.

        18.7 If Appendix "I" which has been signed with the Lessee prescribes that the Lessee shall be entitled to park vehicles in a particular area in the Parking Lots, the Lessee undertakes to use the Parking Lots solely and exclusively in the area defined as aforesaid, and according to the rules prescribed by the Parking Lot Operator subject to the contents of Appendix "I".

        18.8 The Lessee is aware that the use of the Parking Lots within the framework of the Parking Agreement or within any other framework is the granting of permission to park vehicles only. Parking vehicles in the Parking Lots is at the sole liability of the vehicle owner or driver and no obligation to guard the vehicles or any other liability in connection therewith and/or in connection with their contents is imposed on the Lessor and/or the Management Company and/or the Parking Lot Operator. Notwithstanding the aforesaid, the Lessor and/or the Management Company and/or the Parking Lot Operator shall be liable for damages caused as a result of their negligence.

        18.9 The Lessor undertakes that the Parking Lots shall operate 24 hours a day, seven days a week, exclusive of Yom Kippur [the Day of Atonement].

        18.10 The Lessor undertakes that as long as the parking lot procedures remain unchanged, vehicles may remain in the Parking Lots no more than twenty minutes without payment.

19.     CONTINUATION OF CONSTRUCTION IN THE PROJECT

        19.1 The Lessee hereby declares and certifies that it is aware that the construction of the Project is being performed in stages and that parts or stages of the Project will not have been completed on the Date of Delivery of Possession in the Premises and the Lessor is entitled to perform them and complete them at any time and at its sole discretion, provided the Lessee's opportunity to make use of the Premises for the Purpose of the Lease is not damaged, and reasonable and proper access to the Premises is maintained.

        19.2 The Lessee hereby renounces all claims and contentions vis-a-vis the Lessor in respect of any noise, nuisance, disturbance, discomfort etc., which, in consideration of the Purpose of the Lease, are not unreasonable, and which may be caused to it or the business it is to manage in the Premises as a result of the performance of construction works or the construction and installation of any systems and apparatus whatsoever of any kind whatsoever in the Project and its vicinity, provided that the Lessee's opportunity to use the Premises, in consideration of the Purpose of the Lease, is not damaged.

                To the extent possible, the Lessor shall coordinate the performance of the works to be performed in the Tower following the Date of Delivery of Possession with the Lessee.

        19.3 The Lessor shall be entitled at any time, without the necessity of any consent whatsoever on the part of the Lessee, to make any change or addition in the Project, at its sole discretion, either before commencement of the Term of Lease or thereafter, including, but not limited to, the addition or reduction of areas, the addition of floors, areas or wings in the Project, converting Public Areas into areas for the sole use of various users provided that these are not areas given over for the sole use of the Lessee, a change in apertures and passages, various kinds of building additions and any other change in the building or plans of the Project, provided that this does not prevent the Lessee from the capability of making use of the Premises according to the Purpose of the Lease.

                Subject to such that the use of the Premises shall not be prevented from the Lessee, the Lessee undertakes not to interfere with and not to object to any change or addition as aforesaid for any reason whatsoever.

        19.4 Without derogating from the aforesaid, the Lessor is entitled to request from time to time changes in the Urban Building Plan in all matters pertaining to the plans for the Project and the uses therein including the addition of construction areas etc., and the Lessee hereby declares that it undertakes not to object to any change as aforesaid and not to participate in the filing of objections with the planning committees, either directly or indirectly, provided that the rights of the Lessee under this Agreement shall not be substantially harmed as a result of such change.

        19.5 Should the Lessor be granted the opportunity to act as aforesaid in this section 19 and below, the Lessor undertakes to act in such manner as to prevent interference with the Lessee's day-to-day use of the Premises as much as possible and shall allow the Lessee to make use of the Premises in accordance with the Purpose of the Lease. The Lessor shall immediately repair any damage it causes to the Premises and/or caused by any person on its behalf due to the performance of the aforesaid works.

        19.6 The Lessor is entitled, without the Lessee's consent being required, to pass through the Premises and install by itself or via any person on its behalf, insofar as is required, all kinds of piping, including air conditioning ducts, water pipes, cables and electrical wires, communications and television cables etc., whether or not they serve the Lessee and/or the Premises and/or the Project, and the Lessee undertakes to allow the Lessor or any person on the Lessor's behalf to enter the Premises for the purpose of performing the works as aforesaid and everything involved therein provided that the works are performed by prior arrangement and in such manner as to permit the Lessee to make use of the Premises in accordance with the Purpose of the Lease. After the works have been completed the Lessor shall return the Premises to their former state and repair any damage which has been caused to the Premises during the course of the works. The Lessor shall act to complete the aforesaid works with the utmost speed, and in an attempt to limit the disturbance to the Lessee as much as possible. Insofar as it will be possible to perform the aforesaid works outside the area of the Premises at the same cost and/or for less, the aforesaid works shall be performed outside the area of the Premises.

                The Lessor undertakes that the transfer of the infrastructures shall be made in the places designated for this in the Tower.

        19.7 The Lessee is aware that throughout the duration of construction of the Project changes are likely in the access road to the Project and the Premises, including the main access road which transverses the Project, and also the access roads and entrance to the Parking Lots, and the Lessor shall be entitled to make the access changes as aforesaid provided that it does not harm the Lessee's capability to make use of the Premises for the Purpose of the Lease and will allow reasonable and proper access to the Premises.

20.     VACATION OF THE PREMISES

        20.1 The Lessee undertakes that upon expiration of the Term of Lease or upon the revocation of this Agreement for any reason whatsoever (in this Agreement: "Date of Vacation of the Premises"), it shall vacate the Premises and deliver possession therein to the Lessor, when the Premises are free of any person and object and clean and orderly as they were when it received them from the Lessor or in their state after completion of the Lessee's Works exclusive of reasonable wear and tear in consideration of the designation of the Premises. The Premises shall be returned to the Lessor after being repainted in the original color and free of any occupation, lease and/or other right of any third parties whatsoever including any refurbishment, improvement, addition, change, fixture even if not installed by the Lessor. Without derogating from the generality of the contents below, it is clarified that movables which are not affixed permanently to the Premises shall not be considered the Lessor's property, but rather the property of the Lessee.

                For the avoidance of doubt, it is clarified that any object and/or equipment and/or appliances and/or stock which does not fall within the definition of the Lessor's property pursuant to this Agreement and which remains in the Premises after the Lessee has vacated them, shall be deemed the Lessor's property upon the vacation and the Lessee renounces any contention and/or demand and/or claim in respect thereof.

                Notwithstanding the aforesaid, the parties agree that at the expiration of the Term of Lease, the Lessee shall be permitted to dismantle installations that are permanently affixed to the Premises yet do not constitute part of the central systems of the Premises (inclusive of air conditioning apparatus which does not constitute part of the central air conditioning of the Premises), and were installed in the Premises by the Lessee and at its expense, provided that the Lessee shall repair any damage that is caused to the Premises, due to the dismantling of the installations as aforesaid.

        20.2 One month prior to the return of the Premises to the Lessor by the Lessee on the date which the Lessee is informed by written notice, the Engineer shall conduct an inspection of the Premises in the presence of the Lessee's representative. The Engineer shall make a list of repairs which the Lessee is obliged to perform pursuant to the provisions of this Agreement, if any, including repairs of damage and malfunctions connected to the return of the Premises to their former state in accordance with the provisions of section 20.1 above. If the Lessee's representative is absent and not present during the inspection of the Premises by the Engineer as aforesaid, this shall not derogate from the validity of the inspection and the findings contained in the list of repairs and the Lessee's undertaking to repair them as specified below.

        20.3 If the Lessee has not performed the repairs mentioned above within thirty days from the expiration of the Term of Lease, the Lessor shall be entitled to repair the Premises at the Lessee's expense. The period of time reasonably required for performing the repairs, commencing from the date of expiration of the Term of Lease as prescribed by the Engineer, shall be deemed to be the period in which the Lessee has delayed in the vacation of the Premises. The Lessee shall pay the Lessor, at the Lessor's first demand, the cost of the repairs according to the Engineer's determination, and also the Rental Fees in respect of the repair period as aforesaid, whether or not the repairs were performed. The Lessor will enable the Lessee to enter the Premises for the purpose of performing the aforesaid repairs until thirty days after the expiration of the Term of Lease. For the avoidance of doubt, it is clarified that during the 30 aforesaid days, the Lessee will not be obligated to pay twice the appropriate use fees, as stated in section 20.4 below. If the Lessee disagrees with the Engineer's determination in connection with the cost of the repairs and/or the required duration of their performance, as aforesaid, then the decision concerning the dispute shall be assigned to an engineer to be appointed by the parties, and in the absence of consensus in respect of the engineer's identity, the engineer will be appointed by the chairman of the Architects and Engineers Association.

        20.4 The Lessee undertakes that if it does not vacate the Premises upon expiration of the Term of Lease as aforesaid it shall pay the Lessor, in respect of the period between the date prescribed in this Agreement for vacation of the Premises and the date of their actual vacation, appropriate use fees in the amount of the Rental Fees which the Lessee would have paid the Lessor in respect of the month preceding the date appointed for vacation of the Premises multiplied by two, or the proportionate part thereof in respect of a period shorter than one month, the same without any proof of damage (hereinafter: "the Appropriate Use Fees"). The Lessee declares that this sum has been fixed as agreed damages between the parties in advance and after due consideration, as a cautious and reasonable estimate of the damage which may be caused to the Lessor as a result of failure to vacate the Premises on time, the same without derogating from any right and/or other relief available to the Lessor pursuant to this Agreement or by law provided that the Lessor is not entitled to receive double compensation for its damages.

        20.5 The Lessee declares and undertakes that if it does not vacate the Premises on the date as aforesaid, then the Lessor and/or the Management Company shall be entitled to sue for and receive from the Lessee, in addition to the Appropriate Use Fees, all the payments the Lessee is obliged to pay for the Premises as per this Agreement, except Rental Fees, regarding which the Appropriate Use Fees replace, and any payment for damages which will be caused to the Lessor as a result of the failure to vacate the Premises on time, on account of the period between the date of vacation of the Premises pursuant to this Agreement and the date of their actual vacation, as if the Term of Lease had continued, until the date of actual vacation. The Lessor and/or the Management Company shall be entitled to realize the sureties given to the Lessor and/or the Management Company pursuant to this Agreement, the same without releasing the Lessee from the obligation to vacate the Premises on time and/or derogating from any other relief available to the Lessor and/or the Management Company pursuant to this Agreement or by law provided that the Lessor shall not be entitled to receive double compensation for its damages.

        20.6 For the avoidance of doubt, the Lessee declares that the payment and/or receipt of the Appropriate Use fees and other payments as aforesaid, does not create a lease relationship between the parties with regard to the period following the date of vacation of the Premises.

21.     FORCE MAJEURE

        21.1 The Lessee declares and undertakes that the Lessor and/or the Management Company shall not be deemed to have committed a breach of this Agreement and/or not to have fulfilled any of its conditions if the reason therefor is force majeure.

                Force majeure for the purposes of this Agreement means, without derogating from the provisions of any law, also fire, explosion which has not been caused due to Lessor negligence, as well as natural disaster, strike, lock-out, war, a defense state of emergency, and widespread conscription of reserves.

        21.2 The Lessee agrees that a breach of the Agreement and/or failure to fulfill any of its conditions due to force majeure shall not constitute a cause of action for the Lessee to revoke this Agreement, wholly or partly, and shall not constitute a cause of action for any claim whatsoever on the part of the Lessee against the Lessor and/or the Management Company. The parties agree that if the Lessee is unable to use the Premises due to an event of force majeure as aforesaid, and in actuality the Lessee does not make use of the Premises due to this event of force majeure, then the Lessee shall not be obliged to pay Rental Fees and/or Management Fees in respect of the Premises in respect of the period in which it was prevented from making use of the Premises.

                In addition to the aforesaid, the parties agree that if due to an event of force majeure as aforesaid, the Tower collapses, then the Lessee shall be entitled to revoke this Agreement immediately, without either of the parties having any contention and/or claim vis-a-vis the other.

                If, as a result of an event of force majeure as aforesaid, the Lessee is prevented from using the Premises for a period that exceeds six months, then the Lessee shall be entitled to revoke this Agreement without either of the parties having any contention and/or claim vis-a-vis the other. If the period of estoppel as aforesaid does not exceed six months, then the Lessee shall not be entitled to revoke this Agreement, subject thereto that the Lessor will restore the Premises at its own expense by means of the insurance funds received due to the aforesaid event of force majeure.

        21.3 The parties agree that insofar as the Lessor receives compensation from the property tax authorities in respect of damage caused to the Premises, then the Lessor shall assign to the Lessee the same portion of the compensation that relates to the part of the Premises that was constructed by the Lessee within the framework of the Lessee's Works against the restoration of the same damage by the Lessee.

22.     TRANSFER OF RIGHTS

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                                                                              28


        22.1 The Lessor and any one of the Lessor's units are entitled to mortgage and/or charge and/or endorse and/or sell and/or rent and/or lease and/or transfer all or some of their rights and/or obligations pursuant to this Agreement, and/or their rights in the Project and/or in any part thereof, wholly or partly, and also to join any party or body in the management and/or ownership of the Project as they see fit, provided that the Lessee's rights pursuant to this Agreement shall not be adversely affected, and all in such manner as they think fit, at their sole and absolute discretion and without the Lessee having any claims or contentions in connection therewith.

        22.2 Unless stated otherwise in this section 22 or its sub-clauses, the Lessee undertakes not to transfer and/or assign and/or endorse and/or mortgage and/or charge directly or indirectly its rights pursuant to this Agreement or any of them in any manner or form whatsoever to any party whatsoever, and also not to permit another person to use or occupy the Premises or any part thereof, as a sub-lessee or in any other way whatsoever, directly or indirectly, whether nor not the use, permission or easement are defined, and whether or not for consideration.

                Notwithstanding that which is stated above, The Lessee shall be entitled, without the need to obtain the prior consent of the Lessor, to join in the occupation and/or operation and/or management of the Premises and/or to grant occupation and/or permission to use the Premises or any part thereof, either as licensee, for or without consideration, or in any other manner any other entity or company belonging to the Terayon group as defined below, and this subject to sections 22.4.3-22.4.5 below with the relevant changes.

                In the matter of this section, the Terayon group means subsidiary companies and/or sister companies of the Lessee and/or the holding company of the Lessee and/or a company connected to the Lessee, as these companies are defined in the Securities Act, 5728-1968.

        22.3 Notwithstanding the contents of this Agreement, the parties agree that the Lessee may transfer its rights pursuant to this Agreement to an alternate lessee provided the following conditions are fulfilled:

                22.3.1 The Lessor has authorized in advance and in writing the transfer of the rights as aforesaid. The Lessor shall only refuse on reasonable grounds.

                22.3.2 The alternate lessee shall make use of the Premises in accordance with the Lease Purpose pursuant to this Agreement and/or another purpose which the Lessor authorizes in advance and in writing, provided that this purpose suits the character of the Project, and it is in accordance with the provisions of the entire zoning plan that applies to the land and the building permit issued for the construction of the Premises. The Lessor shall only refuse on reasonable grounds.

                22.3.3 The Lessor has authorized in advance and in writing the identity of the alternate lessee. The Lessor shall only refuse on reasonable grounds.

                22.3.4 The alternate lessee and the Lessor sign a lease agreement with the terms of this Agreement at least and it provides the Lessor with all the securities required pursuant to this Agreement. The Lessor is entitled to make its consent to the transfer of rights to an alternate lessee conditional on other terms, inclusive of the addition of reasonable sureties as it deems proper. The Lessor shall use its right to demand a change in the terms of the Agreement and/or to add sureties in good faith and in a reasonable manner and only if circumstances require it.

                22.3.5 Following the signature of the alternate lessee on this lease agreement, after the alternate lessee has provided all the required sureties upon the commencement of the term of lease of the alternate lessee, the Lessee will be released from all its undertakings pursuant to this Agreement, subject thereto that it has fulfilled to this date all its undertakings pursuant to this Agreement.

                22.3.6 For the avoidance of doubt, it is clarified that in every instance of a transfer of rights to an alternate lessee as aforesaid, the Lessee shall be entitled to collect from the alternate lessee sums, as it deems proper, in respect of the Lessee's investments in the Premises, insofar as there are such. For the avoidance of doubt, it is clarified that this right is not available to the Lessee on the expiration of the Term of Lease or its termination due to a statutory revocation of the Agreement due to circumstances other than those specified in section 22.3 above.

        22.4 Notwithstanding the aforesaid, yet subject to the contents of the second paragraph of section 22.2 above, the Lessee shall be entitled to sub-let part of the Premises on fulfillment of the conditions specified here below:

                22.4.1 The Lessor has authorized in advance and in writing the sub-lease as aforesaid and the identity of the sub-lessee. The Lessor shall only refuse on reasonable grounds.

                22.4.2 The Lessee shall be entitled to sub-let parts of the Premises, provided that the entire area of the areas actually sub-let does not exceed 50% of the area of the Premises.

                22.4.3 The sub-lessee shall make use of the Premises in accordance with the Purpose of the Lease pursuant to this Agreement and/or any other purpose that suits the character and standard of the Project, and that the Lessor has authorized in advance. The Lessor shall only refuse on reasonable grounds.

                22.4.4 The Lessee shall be liable and a guarantor thereto that the sub-lessee fulfills all the Lessee's undertakings pursuant to this Agreement, inclusive of the Appendices, and any breach of this Agreement by the sub-lessee shall be considered a breach of the Agreement by the Lessee.

                22.4.5 The Lessee shall remain liable for the fulfillment of all its undertakings pursuant to this Agreement directly vis-a-vis the Lessor.

                22.4.6 The Lessee undertakes that in any event the provisions of this Agreement shall constitute an inseparable part of the sub-lease agreement.

        22.5 The Lessee undertakes to notify the Lessor of any change of control in the Lessee.

                Control of the company, for the purposes of this Agreement, means holding at least 51% of the shares and rights in the company and also the right to appoint at least 51% of the directors of the company.

        22.6 If the Lessee's rights have been transferred contrary to the aforesaid in sections 22.1, 22.2, 22.3, and/or 22.4, this shall be deemed a fundamental breach of this Agreement.

23.     INAPPLICABILITY OF THE TENANT PROTECTION LAWS

        23.1 The Lessee hereby declares that it is aware that the Project is a new building which was built after 28th August 1968 and that on this date there was no lessee entitled to occupy the Premises as a protected tenant and since then, the Premises have not been leased for key money to any party whatsoever, and that no key money whatsoever has been paid or received in connection with the Premises or the lease relationship created pursuant to this Agreement directly or indirectly. Any repair and/or change or addition or investment which may be made in the Premises, if any, by the Lessee or any person on its behalf shall not constitute and shall not be deemed to be the payment of key money and accordingly the provisions of the Tenant Protection Law (Consolidated Version), 5732 - 1972, or any other law which may replace the above-mentioned law shall not apply to this Agreement and the lease thereunder.

        23.2 Under no circumstances shall the Lessee be deemed to be a protected tenant and it shall not be entitled to the payment of key money or other payment when it vacates the Premises and it shall be obliged to vacate the Premises on the date of evacuation and return them to the Lessor as specified in section
                20.1 above.

        23.3 It is agreed and declared that the contents of this section are a condition precedent and fundamental term for the parties entering into this Agreement and any contrary contention raised by the Lessee or any person on its behalf shall constitute a fundamental breach of the Agreement.

24.     LIABILITY AND INDEMNITY

        24.1 The Lessor and/or the Management Company and anyone coming and/or acting on their behalf shall not be liable in any manner whatsoever for any damage and/or loss and/or injury which may be caused to the Lessee and/or its business and/or its property, as a result of a negligent act and/or omission by the Lessor and/or the Management Company and/or any person on their behalf. Negligence means also any other wrongdoing in accordance with the provisions of any law.

        24.2 For the avoidance of doubt and without derogating from the aforesaid, it is clarified that the Lessor and/or the Management Company and anyone coming and/or acting on their behalf shall not bear any liability whatsoever and/or obligation whatsoever for personal injuries and/or loss and and/or damage to property of any kind whatsoever which may be caused to the Lessee and/or its employees and/or anyone on its behalf, and/or any third party whatsoever including and without derogating from the generality of the aforesaid, employees, agents, contractors, customers, visitors and any other person inside the Premises or other area occupied by the Lessee unless the damage and/or loss were caused as a result of a negligent act and/or omission by the Lessor and/or the Management Company and/or any person on their behalf. Negligence means also any other wrongdoing in accordance with the provisions of any law.

        24.3 Subject to the aforesaid in sections 24.1 and 24.2 and without derogating from the generality of the aforesaid in them, the Lessee alone shall bear liability for any loss and/or damage which may be caused to the Premises and/or the Project and/or their contents and/or any person and/or corporation including its employees and/or the Lessor and/or the Management Company and/or anyone on their behalf and/or the customer public and/or visiting public in the Project and/or any other third party, which may arise from the management of the Lessee's business in the Premises and/or the occupation and/or use of the Premises, and/or from any other activity of the Lessee and all those acting on its behalf unless the damages are caused as a result of a negligent act and/or omission by the Lessor and/or the Management Company and/or any person on their behalf. Negligence means also any other wrongdoing in accordance with the provisions of any law..

        24.4 The Lessee undertakes to compensate and/or indemnify the Lessor and/or the Management Company in respect of any damages and/or expense which they are liable to undertake to pay or be compelled to pay or which they have paid in respect of any damage connected to the Premises or its maintenance by the Lessee and the use therein as aforesaid and for which the responsibility therefor is to borne by the Lessee as per the provisions of this Agreement, including in respect of any damage or expense which may be caused to them as a result of a civil or criminal claim filed against them, and as a result of the necessity to conduct a Defense against the claim as aforesaid, insofar as this claim arises from the non-fulfillment or breach of the Lessee's undertaking or its liability pursuant to this Agreement. The Lessor will notify the Lessee in advance of a claim as aforesaid, immediately after receiving it, and shall give the Lessee an opportunity to conduct a Defense against it.

        24.5 The Lessor and/or the Management Company shall be liable for any damage caused to the Lessee and its employees and/or any person on its behalf and/or any third party for any negligent act and/or omission on their parts and/or any person on their behalf. Negligence means also any other civil tort in accordance with statutory provisions.

                The Lessor and/or the Management Company shall indemnify and/or compensate the Lessee in respect of any damage the Lessee shall be compelled to bear inclusive in respect of any claim and/or damage caused it by a claim filed against it, insofar as the liability for damage as aforesaid is placed on the Lessor pursuant to this section 24.5, provided that the Lessee notifies the Lessor of the said claim immediately upon receiving it, and gives the Lessor an opportunity to conduct a defense against it.

25.     INSURANCE

        25.1

                25.1.1 Without derogating from the Lessee's liability pursuant to this Agreement and/or by law, and in particular without derogating from the aforesaid in section 9 of this Agreement, before the date of commencement of performance of the Lessee's Works in the Premises the Lessee undertakes to arrange and maintain contractor works insurance in the name of the Lessee, contractors and sub-contractors, the Lessor and the Management Company, the same as specified in the certificate of arranging insurance attached to this Agreement and which constitutes an inseparable part thereof and which is marked AS APPENDIX "G(1)" (hereinafter: "Certificate of Arranging Insurance for the Lessee's Works").

                25.1.2 Without the necessity for any demand on the part of the Lessor, the Lessee undertakes to provide the Lessor, no later than the date of commencement of performance of the Lessee's Works in the Premises, with the "Certificate of Arranging Insurance for the Lessee's Works", signed by the insurer. The Lessee declares that it is aware that provision of the "Certificate of Arranging Insurance for the Lessee's Works" as aforesaid is a condition precedent for the performance of the works in the Premises, and the Lessor shall be entitled to prevent the Lessee performing the works in the Premises if the certificate as aforesaid is not provided before the date of commencement of the works.

                25.1.3 The limitations of the third party insurance arranged by the Lessee, as aforesaid in section (2) of the Certificate of Arranging Insurance for the Lessee's Works (Appendix "G(1)") are the sum of not be less than $5,000,000 (five million US dollars) and shall not exceed $1,000,000 (one million US dollars) per incident and accumulating throughout an insurance period; all the above-mentioned is subject to the contents of section
                        25.11 below.

        25.2

                25.2.1 Without derogating from the Lessee's liability pursuant to this Agreement and/or by law, the Lessee undertakes to arrange and maintain, throughout the validity of this Agreement, the insurance policies specified in the Certificate of Arranging insurance attached to this Agreement and constituting an inseparable part thereof and marked AS APPENDIX "G(2)" (hereinafter: "Certificate of Arranging the Lessee's Insurance") and/or other insurance's and/or additional insurance that the Lessor demands the Lessee maintain during the Term of Lease and which are customary to arrange in these kind of engagements, with a duly authorized reputable insurance company (hereinafter: "the Lessee's Insurance"). It is clarified that the provisions of section 25.2.6 below apply to this section. The Lessee shall be entitled to arrange the insurance mentioned in this section 25 with a duly authorized reputable insurance company in the United States, which shall be certified by the Lessor's insurance consultants.

                25.2.2 Without the necessity of any demand on the part of the Lessor, the Lessee undertakes to provide the Lessor, no later than the date of opening the Lessee's business in the Premises or before the date of bringing any property whatsoever into the Premises (excluding property included in the works insured pursuant to section 25.1 above) - whichever of the two dates is the earlier - with a Certificate of Arranging the Lessee's Insurance as aforesaid and/or another certificate in its stead which reflects the changes in the insurance requirements, as detailed in this Agreement below, signed by the insurer. The Lessee declares that it is aware that the provision and/or updating of the Certificate of Arranging the Lessee's Insurance is a condition precedent for the opening of the Lessee's business in the Premises and/or bringing any property whatsoever into the Premises (excluding property included in the works insured pursuant to section 25.1 above), and the Lessor shall be entitled to prevent the Lessee opening its business in the Premises and/or bringing property as aforesaid in the event that the certificate is not provided before the date mentioned above.

                25.2.3 The limitations of the third party insurance arranged by the Lessee, as aforesaid in section (2) of the Certificate of Arranging the Lessee's Insurance policies (Appendix "G(2)") are the sum of not less than $5,000,000 (five million US dollars) per incident and accumulating throughout a yearly insurance period; all the above-mentioned is subject to the contents of section 25.11 below. The parties do hereby agree and declare that the Lessor is entitled to demand of the Lessee during the Term of Lease, at its discretion, that it increase the limitation of liability of the policy in accordance with changes in insurance marketing and/or in accordance with changes in standards of coverage and limitations of liability demanded of lessees, and that are customary in these kinds of engagements.

                25.2.4 It is agreed that the Lessee is entitled not to arrange loss of income insurance, as specified in section (4) of the Certificate of Arranging the Lessee's Insurance policies (Appendix "G(2)"), but the contents of section
                        25.4 below shall apply to any loss of income as aforesaid as if the insurance in respect thereof had been arranged.

                25.2.5 It is agreed that the Lessee is entitled not to arrange insurance against broken glass, as required by section
                        (1) of the Certificate of Arranging the Lessee's Insurance policies (Appendix "G(2)"), but the contents of section 25.4 below shall apply to any loss or damage as a result of broken glass as if insurance in respect thereof had been arranged.

                25.2.6 If in the Lessee's opinion it is necessary to arrange additional and/or complementary insurance to the Lessee's Insurance policies as aforesaid, and/or if it should be customary during the Term of Lease to demand of lessees the maintenance of additional insurance to those specified in

                        Appendix "G2", and/or the insurance market offers a policy range and/or terms that are broader than those specified in Appendix "G2", the Lessor shall be entitled to demand the Lessee maintain additional insurance as aforesaid, and/or to demand the extension of insurance policies as aforesaid, and the Lessee undertakes to act within a reasonable time in accordance with the Lessor's instructions, and to arrange and maintain the additional and/or complementary insurance as aforesaid. The provisions of sections 25.2.1 and 25.2.2 above shall apply to the insurance policies as aforesaid. Any additional or complementary insurance to the Lessee's Insurance policies as aforesaid shall contain a clause concerning waiver of the right of substitution vis-a-vis the Lessor and the Management Company, with regard to the property insurance and/or the name of the insured shall be expanded to include the Lessor and the Management Company, with regard to the obligations insurance, the same subject to a cross-liability clause.

                The parties hereby expressly agree that the arrangement of the insurance specified above, shall not add to the Lessee's liability beyond the contents of the Lease Agreement and/or the Management Agreement and/or derogate from the Lessor's liability pursuant to these Agreements, exclusive of the contents of section 25.4 below.

        25.3 The Lessee undertakes to update the insurance sums in respect of the insurance arranged under sections (1) and (4) of the Certificate of Arranging the Lessee's Insurance (Appendix "G(2)"), from time to time, or as per demand by the Lessor, in order that they shall always reflect the full value of the subject of the insurance insured thereunder.

        25.4 The Lessee declares that it shall have no contention and/or demand and/or claim against the Lessor, the Management Company and also vis-a-vis other tenants and/or lessees in the Project, where their lease agreements or any other agreement granting them rights in the Project contains an identical exemption vis-a-vis the Lessee, in respect of damage in respect of which it is entitled to an indemnity (or would have been entitled to an indemnity in respect thereof were it not for the deductible amount prescribed in the policy) under the insurance arranged pursuant to section (1) of the Certificate of Arranging Insurance for the Lessee's Works (Appendix "G(1)") and sections
                (1) and (4) of the Certificate of Arranging the Lessee's Insurance (Appendix "G(2)"), and the Lessee hereby exempts those specified above from any liability for damage in respect of which it is entitled to an indemnity as aforesaid. The aforesaid concerning exemption from liability shall not apply in favor of a person who has caused damage maliciously.

        25.5 For the avoidance of doubt, it is clarified that failure to provide the insurance certificates on time, as aforesaid in sections 25.1.2 and 25.2.2, shall not derogate from the Lessee's undertaking pursuant to this Agreement, including, and without derogating from the generality of the aforesaid, any payment obligation applicable to the Lessee. The Lessee undertakes to fulfill all its undertakings pursuant to the Agreement even if it is prevented from performing the works and/or receiving possession in the Premises and/or bringing property into the Premises and/or opening its business in the Premises, on account of failure to provide the certificates on time.

        25.6 No later than 7 days subsequent to the date of expiration of the Lessee's Insurance period, the Lessee undertakes to deposit a Certificate of Arranging Insurance as aforesaid in section
                25.5.2 with the Lessor in respect of extension of validity thereof for an additional year. The Lessee undertakes to repeatedly deposit the Certificate of Arranging the Insurance on the appointed dates, every insurance year and for as long as this Agreement is valid.

        25.7 The Lessor is entitled to examine the insurance certificates provided by the Lessee as aforesaid in sections 25.1.2, 25.2.2 and 25.6 and the Lessee undertakes to make any change or amendment which may be required in order to adapt them to the Lessee's undertakings as stated in this section 25. The Lessee declares that the Lessor's right of control in relation to the insurance certificates and its right to order an amendment to the Lessee's Insurance as specified above does not impose any obligation and any liability whatsoever on the Lessor or anyone on its behalf in all matters pertaining to the insurance certificates as aforesaid, the quality, scope and validity of the Lessee's Insurance, or pertaining to the lack thereof, and it does not derogate from any obligation whatsoever imposed upon the Lessee pursuant to this Agreement.

        25.8 The Lessee undertakes to comply with the conditions of the insurance policies it has arranged, to pay the premiums in full and on time, and to see to and ascertain that the Lessee's Insurance are renewed from time to time as necessary and that they are valid throughout the entire Term of Lease.

        25.9 The Lessee undertakes to comply with the safety procedures published from time to time by the Lessor and/or the Management Company and it also undertakes to make its best effort not to do and/or permit another to do any act or omission in the Premises and/or in the Project which are liable to cause an explosion and/or fire and/or which might endanger human life or the Project.

        25.10 The Lessee undertakes that if the Lessor and/or the Management Company are compelled to pay additional premiums beyond the norm, as a result of the Lessee's irregular activity, beyond the ordinary and accepted activity of the Lessee for the Purpose of the Lease, as specified in the Special Conditions Appendix, the Lessee shall pay the Lessor and/or the Management Company, as the case may be, the afore-mentioned addition, immediately upon their first demand.

        25.11 For the avoidance of doubt, it is hereby agreed that determination of the limit of liability as specified in sections
                25.13 and 25.2.3 above is regarded as a minimal requirement imposed on the Lessee, and the Lessee is obliged to examine the extent of its liability potential and determine the limits of liability accordingly. The Lessee declares and certifies that it shall be prevented from raising any contention and/or demand vis-a-vis the Lessor and/or the Management Company and/or anyone on their behalf, in all matters pertaining to the minimal limits of liability as aforesaid.

        25.12 The Lessor undertakes to arrange and maintain, either by itself or via the Management Company, throughout the validity of this Agreement, the insurance specified below in this section, subject to that which is stated to the effect that during the course of the Term of Lease it shall be reasonable to maintain these insurance policies with liability limits specified below (hereinafter: "the Project Insurance") with a reputable duly authorized insurance company and/or the other insurance's that will replace them, subject to the considerations that there will be, if there are such, in the insurance markets during the Term of Lease for these types of engagements.

                25.12.1 The Project building insurance (including glass
                        breakage) at full reinstatement value, against loss as a result of the normal risks in extended fire insurance, including fire, smoke, lightning, explosion, earthquakes, storm and gale, flooding, liquids and burst pipes damages, damage by vehicles, damage by aircraft, riots, strikes, malicious damage and any break-in damage. The insurance as aforesaid shall include a clause concerning waiver of the right of substitution vis-a-vis the Lessees and vis-a-vis the partners (insofar as the Lessee is a partnership) and vis-a-vis their employees, in respect of damage caused by them, provided that the aforesaid regarding waiver of the right of substitution shall not apply in favor of a person who has caused damage maliciously. It is expressly agreed that for the purpose of this section the term "the Project building" shall not include the contents of the Premises and shall not include any addition, improvement or extension made in the Premises by or for the Lessees (other than via the Lessor or the Management Company).

                25.12.2 Third Party Liability insurance with the limit of
                        liability of no less than the sum of $10,000,000 (ten million US dollars) for one incident and accumulative throughout the yearly insurance period, which insures the Lessor's and the Management Company's obligation. The insurance shall be expanded to indemnify the Lessee in respect of damage or injury liable to be caused to the person and/or property of any person within the confines of the Project, but outside the area of the Premises, subject to a clause concerning cross liability, whereunder the insurance shall be considered to have been arranged separately for each one of the units of the insured. It is expressly agreed that this insurance is residual and constitutes surplus cover over and above any third party liability insurance which the Lessee has arranged or undertaken to arrange, and this insurance shall not be deemed to be joint insurance together with any insurance which has been arranged by the Lessee as aforesaid.

                25.12.3 Employers Liability Insurance insuring the Management
                        Company's obligation vis-a-vis its employees in respect of injury caused during the course of and consequent upon their employment by the Management Company, with a limit of liability which is no less than the customary standard liability limit in Israel on the date of arranging and/or renewing the insurance.

                25.12.4 Loss of Rental Fees and management expenses insurance due to damage caused to the Project building consequent upon the risks as aforesaid in section 25.12.1, the same throughout an indemnity period of not less than 12 months. The insurance as aforesaid shall contain an express clause concerning waiver of the right of substitution in favor of the Lessee, its partners (insofar as the Lessee is a partnership) and its employees, provided that the aforesaid concerning waiver of the right of substitution shall not apply in favor of a person who has caused damage maliciously.

                        It is hereby expressly agreed that when the insurance specified above are arranged they shall not add to the Lessor's and/or the Management Company's liability over and above the contents of the Lease Agreement and/or the Management Agreement and/or derogate from the Lessee's liability pursuant to the aforesaid agreements (exclusive of the contents of section 25.13 below).

        25.13 The Lessor declares, in its name and in the name of the Management Company, that they shall have no contention and/or demand and/or claim against the Lessee in respect of damage for which they are entitled to an indemnity (or for which they would have been entitled to an indemnity if it were not for the deductible amount prescribed in the policy) pursuant to the insurance they arranged as aforesaid in sections 25.12.1 and
                25.12.4 and 25.14 below, and they hereby exempt the Lessee from any liability for damage as aforesaid. The aforesaid concerning exemption from liability shall not apply in favor of a person who has caused damage maliciously.

                If an insurance incident insured as aforesaid in section 25.12 has been caused under circumstances in respect of which the Lessee is liable as aforesaid in section 24, the Lessee shall pay the deductible amount pursuant to the policies as aforesaid, on condition that the Lessee's contribution in respect of any incident as aforesaid shall not exceed the sum of $10,000 (ten thousand US dollars).

        25.14 Without derogating from the Lessee's liability pursuant to this Agreement and/or by law, and without having the Lessor incur any liability whatsoever vis-a-vis the Lessee, the Lessor declares that it is arranging an erection insurance policy in connection with the establishment of the Project (hereinafter: "the Erection Insurance"). The Erection Insurance comprises the chapters specified here below:

                25.14.1 Chapter 1 - Work Damage - Unexpected loss or physical damage caused on a works site throughout the period of performance of the works.

                25.14.2 Chapter 2 - Third Parties Liability - Third party
                        liability in respect of bodily injury or property damage caused on the site throughout the period of performance of the works with the limit of liability no less than the sum of $20,000,000.

                25.14.3 Chapter 3 - Employers Liability - Liability toward employees in respect of bodily injury caused on the site throughout the period of performance of the works during and owing to performance of the works with the limit of liability no less than the sum of $20,000,000.

                All the aforesaid is subject to terms, restrictions, insurer's limits of liability and deductibles included in the Erection Insurance.

                The parties expressly agree that the arrangement of Erection Insurance by the Lessor does not have the Lessor incur any liability whatsoever and the Lessee is estopped from bringing any contention whatsoever vis-a-vis the Lessor in respect of the maintenance and/or the range of the Erection Insurance. The Lessor reserves the right to make various changes in the Erection Insurance, as it deems fit. The Erection Insurance shall be valid as long as works are being performed for the establishment of the Project.

                The Erection Insurance shall include a clause concerning a waiver of the right of substitution vis-a-vis the Lessee, its partners (insofar as the Lessee is a partnership) and its employees in respect of damage they have caused, provided that the aforesaid concerning a waiver of the right of substitution shall not apply in favor of a person who has caused damage maliciously.

        25.15 The failure to prepare all the insurance in accordance with the provisions of this section constitutes a fundamental breach of the Agreement.

26.     GUARANTEE

        26.1 As surety for the fulfillment of all the Lessee's undertakings pursuant to this Agreement and pursuant to the Management Agreement, the Lessee undertakes to provide the Lessor, at the signing of this Agreement, a bank guarantee in the form attached as Appendix "H" to this Agreement as specified below (hereinafter: "the Guarantee").

                26.1.1 The Guarantee shall be an Dollar-linked, unconditional, endorseable, bank guarantee, made out in favor of the Lessor, which may be forfeited completely or in installments at any time, and duly stamped.

                26.1.2 The Guarantee shall be in the sum equivalent to the Rental Fees in respect of three Lease months, with the addition of V.A.T., as specified in the Special Conditions Appendix.

                26.1.3 The validity of the Guarantee shall be until the expiration of three months following the expiration of the Term of Lease. If the Agreement grants the Lessee the right to extend the Term of Lease for additional Lease periods and the Lessee has utilized its right to extend the Lease, the Lessee shall extend the validity of the Guarantee as aforesaid no later than the date of commencement of the additional Term of Lease and/or shall update its amount as entailed by the conditions of the Lease extension.

                26.1.4 All the expenses involved in issuing the Guarantee, including commissions, Stamp Duty, and so forth, shall be levied on the Lessee alone.

                26.1.5 The Lessor shall be entitled to forfeit the guarantee or any part thereof at its sole discretion in any event of a fundamental breach of the Agreement and/or the Management Agreement by the Lessee and/or in any event where the Lessee owes any money whatsoever to the Lessor and/or the Management Company, therefore the Lessee has an express undertaking in this Agreement to pay and has not paid it on time, provided that the Lessee has been notified in writing 10 (ten) days prior to the forfeiture of the guarantee as aforesaid. The sum of the guarantee to be forfeited shall not exceed the amount of the Lessor's damages and/or the Lessee's debts to the Lessor and/or the Management Company.

        26.2 Failure to provide the Guarantee as specified in this section including making it up in the event that it has been realized shall be deemed a fundamental breach of this Agreement and shall grant the Lessor the right to revoke the Agreement and/or defer the Date of Delivery of Possession in the Premises until the Guarantee has been provided without this derogating from the Lessee's obligations pursuant to the Agreement, including its obligation to pay the Rental Fees, Management Fees and all the other payments which it is obliged to pay pursuant to this Agreement, and without derogating from any other relief available to the Lessor pursuant to this Agreement and/or by law.

        26.3 In any event where the above-mentioned Guarantee or any part thereof has been realized, before the fulfillment of all of the Lessee's obligations as stated in section 26.6 below, the Lessee shall be obliged to make up the Guarantee and provide the Lessor with a new bank guarantee in the amount of the sum forfeited within 14 days from the date of realization as aforesaid.

        26.4 The Lessee declares and undertakes that it is aware that providing the Guarantee pursuant to this Agreement and/or the realization thereof by the Lessor does not constitute a waiver and/or derogation of any right whatsoever of the Lessor, including, and without derogating from the generality of the aforesaid, its right to any other relief granted to it pursuant to this Agreement or by law provided that the Lessor is not entitled to double compensation for its damages.

        26.5 The Lessor's realization of the Guarantee, as aforesaid, shall not grant the Lessee any rights whatsoever in the Premises and it does not constitute a waiver or stipulation of any of the Lessor's rights or the Lessee's undertakings pursuant to the provisions of this Agreement and it does not replace any of them.

        26.6 Upon expiration of the Term of Lease and after complete fulfillment of all the Lessee's undertakings pursuant to the Agreement, including its undertakings to vacate the Premises, the payment of the whole amount of the Rental Fees, the payment of taxes, expenses and any other sum which the Lessee is obliged to pay pursuant to the provisions of this Agreement, the Lessor shall return the Guarantee to the Lessee.

27.     BREACHES AND RELIEFS

        27.1 The provisions of the Contracts (Remedies for Breach of Contract) Law, 5731 - 1970, shall apply to a breach of this Agreement, even in instances where this Agreement grants specific reliefs or remedies for such a breach, the same without derogating from the provisions of this Agreement or the provisions of any law.

        27.2 The Lessee hereby renounces any right to set-off or the contention of set-off against the Lessor and/or the Management Company in connection with the sums it owes the Lessor and/or the Management Company pursuant to this Agreement and the Management Agreement.

        27.3 Without derogating from any other relief and in addition to any right of the Lessor pursuant to this Agreement and by law, the Lessor shall be entitled to revoke the Agreement, notwithstanding any provision concerning the Term of Lease and the Lessee shall be obliged, in such instance, to vacate the Premises not later than thirty days from receipt of the Lessor's notice or on a later date prescribed by the Lessor and return possession in the Premises to the Lessor as aforesaid in the provisions of this Agreement, in any one of the following instances:

                27.3.1 The Lessee has committed a fundamental breach of the Agreement and the breach has not been rectified within 30 days of receipt of the Lessor's written notice concerning the breach of the Agreement. The aforesaid notice will not be required insofar as the Lessee has deferred making the payments that apply to it, and in relation to the deferral in payments, the contents of section 27.5.5 below shall apply.

                27.3.2 The Lessee has committed a breach of the Agreement or any one of its provisions which is not a fundamental breach and has not rectified the breach within 60 days from the day it received notice in writing from the Lessor, or an earlier date as entailed by the circumstances of the matter, provided that the aforesaid revocation shall not be unjustified in consideration of the circumstances of the matter.

                27.3.3 A petition has been filed in court for the dissolution of the Lessee, to declare it bankrupt, to appoint a trustee, receiver, liquidator, temporary liquidator, pre-liquidator, or receiver for a substantial part of its assets, a petition for an order pursuant to section 233 of the Companies Ordinance [New Version], or for the attachment of a substantial part of its assets and an order has been given pursuant to the petition or the petition has not been revoked or rejected within 90 days from the date it was filed in court.

        27.4 If the Lessor has revoked the Agreement as aforesaid in section 27.3, in addition to any other provision in connection with eviction of the Premises and return of possession therein to the Lessor, the following provisions shall also apply from the day the revocation becomes effective:

                27.4.1 The Lessor shall have a right of lien on the Lessee's equipment and stock as surety for the payment of any sum and/or compensation owing or which may be owing to the Lessor and/or the Management Company in connection with the Agreement and/or the breach thereof. The Lessor and/or the Management Company shall be entitled to forfeit the equipment and stock and/or to be reimbursed from them by way of sale or by any other method for the purpose of paying the Lessee's debts if they have not been paid in full within 30 days from the date they are demanded. The aforesaid shall not apply in relation to the Lessee's computer software and/or patents and/or integrated circuits and/or models in stages of development.

                27.4.2 The Lessor shall be entitled to disconnect the Premises from the electricity current, the water supply, the communications network as well as from any other service or network to which the Premises is connected and/or which operates in the Premises subsequent to giving advance notice of 48 hours.

                27.4.3 The Lessor shall be entitled to prevent the Lessee or anyone on its behalf from entering the Premises, and all parts of the Project, including the Parking Lots and Public Areas, other than for the purpose of vacating the Premises and returning them to the Lessor pursuant to the Agreement.

                27.4.4 The Lessee shall pay the Lessor predetermined liquidated damages, in the amount of the Rental Fees which the Lessee would have owed the Lessor pursuant to this Agreement in respect of the month preceding the breach, multiplied by six, the same without the necessity of proving damage. The parties declare that they have determined the above-mentioned compensation after appraising the amount of the damage liable to be caused to the Lessor as a result of the breach of the Agreement by the Lessee and the revocation thereof. The aforesaid does not derogate from any other right available to the Lessor by law and/or pursuant to the Agreement, inclusive of the Lessor's right to sue the Lessee for additional damages, insofar as the Lessor's damages shall exceed the above amount of predetermined liquidated damages, provided that the Lessor shall not be entitled to double compensation in respect of its damages.

        27.5 In any event where the Lessee pays any sum which it is obliged to pay pursuant to this Agreement to the Lessor and/or the Management Company in arrears, this payment shall carry interest on arrears as specified below:

                27.5.1 The Lessee shall pay the Lessor and/or the Management Company, as the case may be, interest on arrears on the sum in arrears at the rate customary at Bank Leumi l'Israel Ltd. for non-approved overdrafts in debitory current accounts; the interest shall be calculated for the period from the third day subsequent to the day on which the Lessee should have paid the sum in arrears until the date on which it actually pays it.

                27.5.2 If the arrears in payment relate to a sum paid by the Lessor and/or by the Management Company to a third party instead of the Lessee and which the Lessee should have paid to that third party, the interest shall be calculated for the period from the date the Lessor and/or the Management Company paid the sum in arrears to the third party until it has been repaid by the Lessee. If the Lessor and/or the Management Company have paid interest and/or an arrears penalty to a third party on account of the Lessee's delay in payment, the interest and/or the arrears penalty shall be deemed to be part of the principal of the debt which the Lessee is obliged to repay the Lessor and/or the Management Company, as the case may be.

                27.5.3 If the Lessee is in arrears in the payment of any sum whatsoever which it is obliged to pay the Lessor and/or the Management Company pursuant to this Agreement, any sum which has been paid by the Lessee shall first be applied to the interest account, afterwards to the principal account. If the collection of any sum as mentioned above involves expenses and/or lawyers' fees on behalf of the Lessor and/or on behalf of the Management Company, any sum which has been paid as aforesaid shall first be applied to the payment of expenses and/or lawyers' fees account and thereafter according to the aforesaid order.

                27.5.4 The payment of interest pursuant to this section does not derogate from the Lessor's and/or the Management Company's right to any other relief prescribed in this and/or or by law. Receipt of interest as aforesaid shall not be interpreted as a wavier on the part of the Lessor and/or the Management Company of any other relief and/or a derogation of any right whatsoever bestowed upon them pursuant to the Agreement and/or by law provided that the Lessor is not entitled to double compensation for its damages.

                27.5.5 Notwithstanding the aforesaid in this Agreement, yet without derogating from the Lessee's obligation to pay interest in respect of arrears in making payments, as aforesaid in section 27.5 and its sub-sections, the Lessee's payment arrears in any payment whatsoever that it is obliged to pay the Lessor and/or the Management Company pursuant to this Agreement, which do not exceed 7 (seven) business days, provided that they do not cumulatively exceed 21 (twenty-one) business days in each Lease year, shall not be considered a breach of the Agreement. However, notwithstanding the aforesaid, the parties agree that repeated arrears, which exceed 7 (seven) business days, and/or cumulative arrears which exceed 21 (twenty-one) business days in each Lease year, in any payment whatsoever which the Lessee is obliged to pay the Lessor and/or the Management Company pursuant to this Agreement, shall be deemed a fundamental breach of this Agreement, granting the Lessor all the reliefs bestowed upon it pursuant to this Agreement and by law in connection with a fundamental breach of the Agreement.

28.     JURISDICTION AND ARBITRATION

        28.1 Subject to that which is stated in section 28.2 below, it is hereby agreed by the parties that solely and exclusively the competent court in Tel Aviv-Yafo, and no other court, shall have sole jurisdiction in all matters pertaining to this Agreement and arising therefrom.

        28.2 All disagreements and disputes which may arise, if any, between the parties in all matters pertaining to the provisions of this Agreement and/or arising therefrom shall be referred solely and exclusively to the decision of a single arbitrator, as follows:

                28.2.1 The arbitrator shall be a retired judge appointed by the parties by mutual consent. In the absence of consent as to the appointment as aforesaid within seven days from the date on which one of the parties to the Agreement is required to submit to arbitration proceedings by the other party, the arbitrator, who as aforesaid shall be a retired judge, shall be appointed by the Chairperson of the Israel Bar Association.

                28.2.2 The arbitrator shall fix the first meeting before him within 7 (seven) days from the date he is appointed and he shall give his ruling within 60 (sixty) days from the date of the first meeting he has fixed.

                28.2.3 The arbitrator shall be subject to the provisions of this Agreement, to substantive law, and to the laws of evidence, and he shall be obliged to give reasons for his ruling.

                28.2.4 The arbitrator shall be authorized to hear a claim for eviction and issue eviction orders. If the relief of eviction is claimed, the arbitrator shall hear it first before any other cause of action or claim and shall give his decision concerning the eviction within 30 days from the date of the first meeting he has fixed. For the avoidance of doubt, it is clarified that all contentions of the Lessee and/or the Lessor connected to eviction shall be heard at the same time.

        28.3 The provisions of this section shall be deemed an arbitration agreement between the parties pursuant to the Arbitration Law, 5728 - 1968.

29.     GENERAL PROVISIONS

        29.1 This Agreement formulates all the agreements, understandings, stipulations, declarations, and intentions between the parties and replaces any document and/or draft and/or representation and/or assurance, verbal or written, express or implied, given by any of the parties to the other before the signature of this Agreement for all intents and purposes connected to this Agreement.

        29.2 By its signature of this Agreement which constitutes the complete and binding agreement between the parties, any contract and/or memorandum of agreement and/or consent and/or declaration and/or prospectus and/or assurance and/or advertisement and/or previous drafts of this Agreement made, if any, by the parties or their representatives or any person on their behalf shall be null and void and the parties shall not be committed in respect of any of these.

        29.3 Any conduct, extension, waiver, authorization, receipt of money, amendment or the making of a new contract shall not indicate any intention of any party whatsoever, to renounce and/or vary any of its rights pursuant to this Agreement, and they shall have no legal validity unless the waiver or variation has been made expressly, in writing and signed with the signature of the renouncing or varying party.

        29.4 Failure to exercise any right whatsoever of the parties pursuant to this Agreement shall under no circumstances constitute a waiver thereof or as a basis for the contention of estoppel or stay vis-a-vis themselves on the part of the other party.

        29.5 The consent on behalf of any one of the parties to a waiver or deviation of any of the conditions of this Agreement in a particular instance does not constitute a precedent and it shall not be applied in any other instance. If any party has failed to exercise any right granted to it pursuant to this Agreement in a particular instance, this should not be regarded as a waiver of that right in that instance and/or in any other similar or dissimilar instance and no conclusions should be drawn of any waiver whatsoever of any right whatsoever of that party.

        29.6 Any payment levied on the Lessee pursuant to the provisions of this Agreement shall be paid on the date appointed therefor. If no date has been appointed for payment thereof in this Agreement, the payment shall be made on the date appointed therefor by law (if a statutory provision exists) or within seven (7) days from the date of the Lessor's first demand.

        29.7 The Lessee shall not be entitled to set off the sums or rights to which it is entitled from the Lessor and/or the Management Company from the sums it owes the Lessor and/or the Management Company and the Lessee hereby renounces the right of set-off as aforesaid notwithstanding the provisions of any law.

        29.8 The Lessee shall not be entitled to make any payment or fulfillment of undertakings pursuant to this Agreement and/or the Management Agreement conditional upon the prior performance or fulfillment of any undertaking whatsoever of the Lessor and/or the Management Company.

        29.9 No provision and/or condition and/or stipulation contained in this Agreement and its appendices shall derogate from any other condition or provision in this Agreement, but shall add to it.

        29.10 The Lessee shall not be entitled to register a Notice of Caution by virtue of its rights pursuant to this Agreement and/or to register its rights pursuant to this Agreement in the Land Registry Office. The Lessee shall submit to the Lessor's attorneys an irrevocable power of attorney, in the form attached hereto as Appendix "L" to this Agreement, which will enable the Lessor to erase the Notice of Caution, in the event this Agreement is statutorily revoked by one of the parties.

                If the Lessee should act contrary to the aforesaid provisions and register a Notice of Caution in respect of this Agreement, the Lessor shall be entitled to request its attorneys, who have power of attorney, and the Lessor's attorneys shall be obliged to erase the Notice of Caution which is registered in favor of the Lessee, and for this purpose to make use of the afore-mentioned power of attorney.

        29.11 It is hereby agreed between the parties that the provisions of the Hire and Loan Law 5731 - 1971 shall not apply to this Agreement, exclusive of the provisions of the law which cannot be made subject to conditions.

30.     STAMP DUTY

        Stamp Duty and the stamping of this Agreement, insofar as it is required, shall be levied on the Lessee alone.

31.     NOTICES

        31.1    All notices pursuant to this Agreement shall be in writing only.

        31.2 The addresses of the parties for the purpose of this Agreement are as specified at the beginning thereof and any notice sent by one party to the other according to its above-mentioned address shall be deemed to have reached its destination within 72 hours from the date it was sent by registered mail or on the first working day after it was sent by fax, and if it was delivered personally, at the time of the actual delivery.

     IN WITNESS WHEREOF THE PARTIES HAVE SIGNED IN THE PLACE AND ON THE DATE
                       FIRST MENTIONED IN THIS AGREEMENT:


   ------------------------                            --------------------
          The Lessor                                        The Lessee

                                 AZRIELI CENTER

                                  APPENDIX "A"

                                  SPECIAL TERMS

to the Agreement dated January 23rd, 2000 (hereinafter: the "Main Agreement") with Terayon Communication System Inc.

The terms, definitions and all of the provisions hereof are intended to add to and complement the contents of the Main Agreement, but not to derogate therefrom, and shall be deemed an integral part thereof. Each term not expressly defined in this Schedule shall have the meaning assigned thereto in the Main Agreement.

All of the amounts quoted herein in Dollars shall be paid in NIS according to the representative rate of the U.S. Dollar as last published by the Bank of Israel prior to the actual remittance of any payment.

SECTIONS IN THE AGREEMENT

SECTION 2.1 the "PROPERTY" or the "PREMISES" - the area marked in the sketch, Schedule "B", located on the 11th, 12th, 13th, 14th and 24th floors of the round Tower in the Project.

SECTION 2.1     the "BASIC INDEX" - canceled.

SECTION 4 the "PREMISES' AREA" - for the purposes of this Agreement, the gross area of the Premises shall be 7,600 sq. m.

SECTION 5.1 the "PURPOSE OF THE LEASE" - for the purpose of operating a hi-tech company, including developing software, and for a software and/or examining laboratory. It is clarified that the foregoing shall not apply to production activity, which is forbidden on the Premises.

SECTION 6       "TERMS OF LEASE"

                The "First Term of Lease" - a period of 60 months.

                An "Additional Term of Lease" - a period of 60 months.

SECTION 7.1 The "FIRST TERM OF LEASE RENTAL FEES" - an amount of $152,000 (one hundred and fifty-two thousand U.S. Dollars) per month, with the addition of V.A.T. as provided by law.

SECTION 7.3 The "FIRST PAYMENT UPON THE EXECUTION HEREOF" - upon the execution hereof, the Lessee shall pay the Lessor the Rental Fees in respect of three months of lease, with the addition of V.A.T., and upon the delivery of possession of the section of the Premises.

SECTION 7.5 The "ADDITIONAL TERMS OF LEASE RENTAL FEES" - whereas the Lessee has been granted the right to extend the Term of Lease by an Additional Term of Lease, the Rental Fees and the Parking Fees in respect of the Additional Term of Lease shall be increased by 5% compared with the Rental Fees and the Parking Fees paid by the Lessee in respect of the last month of the First Term of Lease, ended on the eve of the commencement of the Additional Term of Lease.

SECTION 9.2 The "LAST DATE FOR DELIVERING THE LESSEE'S WORK PLANS" - The Lessee undertakes to submit to the Lessor the final and approved plans for coordinating the different sections of the Premises, no later than the dates set forth hereinbelow:

                14th Floor - no later than February 24th, 2000.

                11th-12th Floors - no later than March 16th, 2000.

                24th Floor - no later than March 23rd, 2000.

                13th Floor - no later than July 6th, 2000.

SECTION 9.6 The "ESTIMATED DATE FOR GRANT OF APPROVAL" - no later than thirty days prior to the delivery of possession of each of the sections of the Premises, as provided for hereinbelow, the Lessee shall be entitled to inspect the performance rate of the work carried out by the Lessor, starting on the date such performance had commenced.

SECTION 11 The "DELIVERY OF POSSESSION DATE" - The possession of the different sections of the Premises shall be transferred to the Lessee on the following dates:

                14th Floor - on May 24th, 2000.

                11th-12th Floors - on June 15th, 2000.

                24th Floor - on June 23rd, 2000.

                13th Floor - on October 1st, 2000.

SECTION 26 The "BANK GUARANTY" - a bank guaranty for the whole Term of Lease and for a period of 3 months thereafter - in an amount equaling, at any time, the Rental Fees in respect of 3 (three) months, with the addition of VAT, in the amount of $533,520 (five hundred and thirty-three thousand, five hundred and twenty Dollars). The Bank Guaranty shall be linked to the Dollar.

SPECIAL TERMS

1. Notwithstanding the provisions of the Lease Agreement, it is agreed by the parties that the Lessee shall not be required to pay Rental Fees to the Lessor in respect of the 11th to 14th floors, for a three months' period commencing on the date set forth hereinabove as the Delivery of Possession Date for each of such floors, and in respect of the 24th floor - for a four months' period commencing on the Delivery of Possession Date of such floor. It is clarified that the foregoing shall not derogate from the Lessee's obligation to fulfill the rest of his undertakings hereunder in connection with the Premises, including the Lessee's obligations to pay the Management Fees and the rest of the payments payable by the Lessee in respect of the Premises.

2. It is agreed by the parties that the Lessee shall not be required to pay agency fees to Anglo-Saxon real estate agents in respect hereof, and that any claim by Anglo-Saxon against the Lessee shall be dealt with and arranged by the Lessor and on its account.

3. The Lessee is hereby granted a right of first refusal for renting the area of the 15th floor of the round Tower, with an area of 1,520 sq. m., and an additional area of 760 sq. m. located on the 25th floor of the round Tower, as described in the sketch attached as Schedule "B1" (hereinafter: the "Refusal Right Area").

      Such right is granted to the Lessee for a period of 18 months commencing on the date of signing hereof, and the following provisions shall apply thereto:

      3.1 The Lessor shall notify the Lessee in writing of its intention to lease the Refusal Right Area or any part thereof.

      3.2 Insofar as the Lessor's notice was delivered to the Lessee within 12 months of the signing hereof, then the Lessee undertakes to answer the Lessor in writing no later than thirty days following receipt of the Lessor's notice, whether or not the Lessee is interested in exercising the Refusal Right granted thereto and rent the Refusal Right Area.

      3.3 Insofar as the Lessor's notice was delivered to the Lessee subsequent to 12 months of the signing hereof, then the Lessee undertakes to answer the Lessor in writing no later than seven business days following receipt of the Lessor's notice, whether or not the Lessee is interested in exercising the Refusal Right granted thereto and rent the Refusal Right Area.

      3.3 In the event that the Lessee shall not deliver any notice within the periods provided for hereinabove, or delivered a notice whereby it is not interested in renting the Refusal Right Area, then the Lessor shall be entitled to lease the Refusal Right Area to any third party at such terms as it shall so see fit.

      3.4 It is agreed by the parties that in the event that the Lessee shall rent the Refusal Right Area or any part thereof, then all of the provisions hereof shall apply in respect of the Refusal Right Area, including the technical specifications attached hereto, mutatis mutandis. The Rental Fees which shall be paid by the Lessee in respect of the Refusal Right Area shall be in an amount in NIS equaling $20 (twenty dollars) for each sq. m. of the Refusal Right Area per month, with the addition of linkage differentials and V.A.T. as provided by law. To remove any doubt it is clarified that the First Term of Lease of the Refusal Right Area shall be concurrent to the Term of Lease of the Premises' Area - it shall commence on the date possession of the Refusal Right Area is transferred to the Lessee, and shall end on the date the First Term of Lease of the Premises' Area ends.

      3.3 The Lessee undertakes to deliver to the Lessor the final and approved plans for coordinating the Refusal Right Area no later than 30 days following the exercise date of the Refusal Right. The Lessor shall transfer possession of the Refusal Right Area no later than three months following the date the Lessee's plans were delivered, all subject to and in accordance with the provisions of the Lease Agreement.

      3.4 It is agreed by the parties that in the event that the Lessee shall exercise the Refusal Right and shall rent the area of the 15th floor, then the Lessee shall be exempt from paying the Rental Fees in respect of the area of such floor for a period of four months commencing on the date possession of such floor is transferred to the Lessee.

      3.5 Insofar as the Lessee shall exercise the aforesaid Refusal Right, the Lessee shall be entitled to receive from the Lessor 36 parking spaces per each additional floor it shall rent pursuant hereto, in addition to the spaces allotted it under the Parking Agreement, of which 9 parking spaces shall block other parking spaces. In addition, the Lessee shall receive 36 means of entry to the parking lot. The additional parking spaces allotted to the Lessee as aforesaid shall be adjacent to the parking area defined in the Parking Agreement. The Lessee shall be required to pay Parking Fees only in respect of 32 of the additional parking spaces allotted thereto as aforesaid. All of the provisions of the Parking Agreement shall apply to the additional parking spaces.

4. The Lessee declares that it is aware of the fact that stairwells in the Tower shall in time of emergency serve all of the tenants of the Tower, and the Lessee undertakes to allow such usage. The Lessee declares that it shall have no claim and/or demand against the Lessor in respect of such usage.

5. Notwithstanding the foregoing, it is agreed by the parties that the Lessee shall be entitled to notify the Lessor in writing of its wish to end the ADDITIONAL Term of Lease (but not the First Term of Lease) regarding a single continuous area not to exceed 50% of the Premises' Area at the end of only 36 months of lease, provided that the Lessee shall so notify the Lessor in writing at least nine months in advance. In the event that the Lessee shall not so notify the Lessor at least nine months prior to the end of thirty six months of lease (of the Additional Term of Lease), the Lessee shall be deemed as if it had notified the Lessor of its wish to rent the full Premises' Area for the whole of the Additional Term of Lease. In its notice as aforesaid, the Lessee shall set forth the area it wishes to return to the Lessor, by way of a sketch which shall be appended to the Lessee's notice; such area shall be continuous.

      In the event that the Lessee shall so notify the Lessor, all of the provisions hereof regarding vacating the Premises shall apply to such part of the Premises in respect of which the Term of Lease shall have ended. The Rental Fees payable by the Lessee to the Lessor shall be decreased proportionately according to the size of the area returned by the Lessee.

6. Notwithstanding the provisions of the Management Agreement, it is agreed by the parties that the Management Fees payable by the Lessee to the Management Company in respect of every sq. m. of the Premises' Area shall in no event exceed the average of the Management Fees paid by the three largest Lessees in the Round Tower (excluding the Lessee) in respect of each sq. m. of the area of their leased property.

7. The Lessor undertakes, that at the Lessee's written demand, it will be possible to operate the air conditioning system in the Premises 24 hours a day seven days a week (excluding Yom Kippur). Insofar as the Lessee shall wish to operate the air conditioning system on Saturdays and holidays, starting on Friday (or the holiday eve, as the case may be) at 18:00 until Sunday (or the first workday following the holiday, as the case may be) at 07:00, then the Lessee shall have to pay the Lessor an additional payment of NIS 60 in respect of each additional operating hour of the air conditioning system, with the addition of linkage differentials and V.A.T. as provided by law. Such sum refers to the operating of the air conditioning system for the whole of the Premises' Area.

8. It is agreed by the parties that the technical specifications shall be signed by the parties and shall be appended hereto as Appendix "C" no later than seven days following the signing hereof. The specifications which shall be appended shall be based on the current condition of the area leased to the RAD company on the 10th floor of the "Atidim" tower in Tel Aviv, excluding the very low tension communications work and the computerization which shall not be performed by the Lessor, but rather by the Lessee on its own account. In any event of a dispute between the parties regarding such specifications, such dispute shall be settled by an engineer which shall be appointed by the parties by mutual consent, and lacking such consent by the Chairman of the Architects and Engineers Bureau. The ruling of such engineer shall be based on the existing condition of the 10th floor of the "Atidim" tower, in the area leased to the RAD company, excluding very low tension communications work and computerization.

      It is clarified that the pipe system for the low tension communications and the computerization shall be carried out by the Lessor as part of the specifications' work.

9. It is agreed by the parties that in the event that the Lessee shall be interested in changes and/or additions to the technical specifications which shall be appended as Appendix "C", then the following provisions shall apply:

      The Lessor shall submit to the Lessee proposals by several contractors, who shall be nominated for carrying out such work, and the Lessee shall be entitled to submit to the Lessor additional proposals by contractors on its behalf. The choice of the contractor who shall carry out the work shall be done by the Lessor and the Lessee jointly. The Lessee shall pay the Lessor the cost of such changes and/or additions, according to the cost to the Lessor of the work involved in such changes and additions, with the addition of overhead at the rate of 15% of such cost.

10. It is agreed by the parties that in the event that the Lessee shall elect not to carry out some of the work included in the specifications to be appended as Appendix "C", then insofar as such work shall not be beyond the scope of the work contained in the Lessor's standard specifications, the Lessee shall be credited for the cost to the Lessor of such articles. The standard technical specifications is attached hereto as Appendix "C1". It is clarified that the Lessee shall not be entitled to credit in respect of work contained in the specifications (Appendix "C") which are beyond the scope of work contained in the standard specifications (Appendix "C1").





      -------------------                                  ---------------
           The Lessor                                        The Lessee

                                 AZRIELI CENTER

                                  APPENDIX "C"

                            TECHNICAL SPECIFICATIONS

      SHALL BE APPENDED NO LATER THAN SEVEN DAYS FOLLOWING EXECUTION HEREOF

                                 AZRIELI CENTER

                                  APPENDIX "D"

                              MANAGEMENT AGREEMENT

          MADE AND SIGNED IN TEL-AVIV ON THEY 23RD DAY OF JANUARY 2000

                     BETWEEN

                    AZRIELI CENTER TOWERS (VENTURES AND MANAGEMENT) LTD.

                    whose address for the purpose of this Agreement is:
                    Azrieli Center
                    132 Petah Tikva Road, Tel-Aviv
                    (hereinafter: "the Management Company")
                                                               Of the first part

                                       AND
                    TERAYON COMMUNICATION SYSTEM INC.
                    (hereinafter: "the Lessee")
                    whose address for the purpose of this Agreement is:
                    c/o Attorney Arieh Hagai
                    18 HaYetzira Street Ramat-Gan
                    Telephone: 03-7513625, Fax: 03-7514036
                                                              Of the second part


WHEREAS The Lessee has entered into an Unprotected Tenancy Agreement (hereinafter: "the Lease Agreement") with Canit HaShalom Investments Ltd. (hereinafter: "the Lessor") which grants the Lessee the right to occupy the premises in the Project known as the Azrieli Center as defined in the Lease Agreement (hereinafter: "the Premises");

AND WHEREAS    The Lessee and the Lessor have agreed that the management of the tower in the Project, wherein the Premises are situated, shall be entrusted to a company established by the Lessor for the purpose of supplying the services required for the proper maintenance and smooth management of the Tower;

AND WHEREAS    The Lessor has entrusted the management of the Tower as aforesaid to the Management Company in consideration for the payment of the Management Fees, as specified below in this Agreement;

AND WHEREAS    As part of the undertakings which the Lessee has undertaken in the Lease Agreement, the Lessee has undertaken to sign a management agreement with the Management Company, and to act in accordance with the conditions of the Management Agreement and pay the Management Fees;

                ACCORDINGLY IT IS DECLARED, STIPULATED AND AGREED
                         BETWEEN THE PARTIES AS FOLLOWS:

1.      PREAMBLE

        1.1 The preamble to this Agreement constitutes an inseparable part thereof.

        1.2 This Agreement shall constitute an appendix to the Lease Agreement, and the provisions thereof shall be read in the accumulative to the provisions of the Lease Agreement. This Agreement shall be interpreted as much as possible as compatible and consistent with the Lease Agreement.

        1.3 The terms in this Agreement shall be interpreted in accordance with their definition in the Lease Agreement unless otherwise stated in this Agreement.

        1.4 For the avoidance of doubt, it is clarified that notwithstanding the contents of this section above and notwithstanding that this Management Agreement constitutes an appendix to the Lease Agreement, the Lease Agreement and the Management Agreement shall be viewed as two contracts separate from each other and accordingly the following provisions shall apply:

                1.4.1 The Lessee shall not be entitled to set off sums the Lessor owes it from sums it owes the Management Company, and it shall not be entitled to set off sums the Management Company owes it from sums it owes the Lessor.

                1.4.2 The Lessee hereby declares that it is aware of the fact that a violation of Section 6 hereinbelow shall be deemed a fundamental breach of the Lease Agreement, and that the lawful termination hereof by the Management Company due to the breach hereof by the Lessee shall entitle the Lessor to the option of terminating the Lease Agreement.

                1.4.3 The Management Company does not guarantee the Lessor's undertakings and the Lessor does not guarantee the Management Company's undertakings.

                1.4.4 Notwithstanding the foregoing, it is agreed by the parties that in the event that the Lessee shall lawfully terminate the Management Agreement due to the breach thereof by the Management Company, then such termination shall also constitute a termination of the Lease Agreement and its Appendices, and in the event that the Lessee shall lawfully terminate the Lease Agreement due to the breach thereof by the Lessor, then such termination shall also constitute a termination of the Management Agreement.

                        The termination of the Agreements by the Lessee as aforesaid shall be done in accordance with the provisions of section 10 of the Lease Agreement.

        1.5 In any place in the Lease Agreement where a right is bestowed upon the Management Company, the same right shall also be bestowed upon the Management Company pursuant to this Agreement.

2.      DEFINITIONS

"THE MANAGEMENT         The Management Company and/or any person, company or
COMPANY"                other legal  entity apart from itself, as the Lessor may
                        instruct in writing from time to time including the Lessor, at the Lessor's discretion;

"THE TOWER"             The Tower constructed in the Project or any part
                        thereof, and which is managed by the Management Company;

"THE APPARATUS"         The air conditioning, elevators, escalators, electricity
                        panels, plumbing, lighting, water, sewage, drainage apparatus, including other apparatus in the Tower;

"THE PUBLIC AREAS"      All the areas within the confines of the Tower,
                        including all the structures, additions and changes which may be added thereto from time to time, and also roofs, external walls, passages, entrances and exits, service rooms and areas, internal streets, service corridors, technical areas such as electricity, pumps, air conditioning rooms, loading and unloading bays, elevators, escalators, stairs, any other area within the confines of the Tower and the Project designated to serve the public using the Tower, including all the areas outside the Tower and the Project bordering on the Tower and the Project and which are designated to serve the occupants of the areas in the Tower and their customers, including entrances, sidewalks, gardens and signs, the same exclusive of areas in the Tower and the Project occupied by occupants and all as may be prescribed and defined at the Lessor's sole discretion, and in such manner as to not harm the reasonable use of the Premises by the Lessee;

"MANAGEMENT" OR         The operation, repair and maintenance of the apparatus
"MANAGEMENT OF THE      and also the cleaning, gardening, maintenance and
                        guarding of the Public Areas, as specified in this

TOWER"                  Agreement;

"MANAGEMENT FEES"       All the sums which the Lessee is obliged to pay the
                        Management Company pursuant to the provisions of this Agreement.

3.      DURATION OF THE AGREEMENT

        3.1 The duration of this Management Agreement shall be from the date of commencement of the Lease Period and it shall remain valid as long as the Lessee has rights in the Premises pursuant to the Lease Agreement and as long as it has not been terminated.

        3.2 In addition to the aforesaid, the Lessee's undertakings in the Agreement shall apply as long as it occupies the Premises or any part thereof even if it is not entitled to do so.

4.      FUNCTIONS OF THE MANAGEMENT COMPANY

        4.1 The Management Company shall supply by itself and/or via sub-contractors, management and maintenance services for the Tower including cleaning, lighting, gardening, maintenance, inspection and repairs of the electricity network, the lighting, air conditioning, elevators, escalators and other systems and apparatus in the Public Areas, installation, use and maintenance of the various apparatus for the use and welfare of all the tenants and/or visitors to the Tower, signage in the area of the Tower, the payment of municipal and government taxes levied on the Public Areas, maintenance of public roads and thoroughfares.

                The Management Company may, at its sole discretion, for reasons of efficiency and savings on the one hand but without derogating from the high level of maintenance and operations required in the management of the Tower, resolve that the Tower or any part thereof shall be managed separately from the part of the Tower wherein the Premises are situated and/or resolve that additional towers constructed in the Project, or any part thereof, shall be managed together with the Tower or any part thereof, via the Management Company. In this case, any part which is managed separately, as aforesaid, shall not be included within the definition of the Tower in Section 2 above, and any part whose management is added as aforesaid shall be included within the definition of the Tower. To prevent any doubt, it is clarified that such change, if carried out, shall not be carried out solely for the reason that the areas added to the management of the Tower are, in whole or in part, empty areas, the addition of which to the Tower shall increase the Management Fees which the Lessee shall be obligated to pay. To prevent any doubt, it is clarified that in any event the mall shall not be included within the scope of the Management Company's management.

        4.2     Without derogating from the generality of the aforesaid in
                Section 4.1, the Management Company shall be authorized, within the framework of the Management of the Tower, to supply services and care for various matters, as specified below:

                4.2.1 From time to time and for the purpose of the smooth operation of the Tower, to determine, within the framework of the Regulations, procedures and/or instructions in all matters pertaining to the Management of the Tower, the scope of the provision of the various services in the Tower, the maintenance and use thereof, with regard to all the units and/or any part thereof, and/or the properties and/or public areas, all at its discretion, including in any matter pertaining to the entrance and exit arrangements, direction, access, pedestrian passage, lighting operation hours and intensity of the lighting, regulating the use of the parking lot, operation of the air conditioning systems, operation of the loudspeaker and music systems, signage, posting notices, etc.

                        The Management Company shall notify the Lessee and publish from time to time its resolutions and determinations as aforesaid within the framework of the Regulations, and from the date it has notified thereof, its instructions shall bind the Lessee for all intents and purposes. Nothing in such instructions of the Management Company shall derogate from the Lessee's rights hereunder and/or under the Management Agreement and/or limit its use of the Premises for the Purpose of the Lease.

                4.2.2 To employ a variety of technical, professional, administrative and other workers for the fulfillment of its undertakings pursuant to this Agreement and/or to sign agreements to receive services as aforesaid, wholly or partly via contractors, sub-contractors or in any other way prescribed by the Management Company, including the employment of part-time or full-time workers, according to a special contract or on conditions as it thinks fit and also to employ as aforesaid consultants, accountants, lawyers and other professionals as shall be necessary for the purpose of fulfillment of its functions pursuant to this Agreement.

                4.2.3 Cleaning, refuse collection, garbage disposal, etc. in the Public Areas such as entrances, stairwells, elevators, the washrooms on the floors and service corridors.

                4.2.4 The supply of inspection and maintenance, water and electricity services for the apparatus including for the lighting, sewage, elevators, escalators, and air conditioning, inspection and repairs of the above-mentioned systems and the Public Areas.

                4.2.5 General repairs as necessary and repairs of damage caused for any reason whatsoever including weather damage and day-to-day wear and tear.

                4.2.6   Guarding and security services.

                4.2.7   The operation of the generator and emergency lighting.

                4.2.8 The installation and maintenance of fire extinguishing equipment.

                4.2.9 The installation, maintenance, and operation of the paging equipment in the Tower.

                4.2.10  Installation of the signage and direction in the Tower.

                4.2.11  Gardening of the designated parts of the Public Areas.

                4.2.12 The payment of taxes, payments and levies imposed on the Public Areas, including but without derogating from the generality of the aforesaid, general arnona, business taxes and sign taxes insofar as they do not relate directly to the tenants by the Municipality.

                4.2.13 The Management Company shall care for and maintain the air conditioning, electricity, plumbing and fire extinguishing systems installed both in the Public Areas and the premises' areas and/or areas designated for lease in the Tower (hereinafter: "the Systems"). For the avoidance of doubt, it is clarified that all the Management Company's expenses in connection with the day-to-day treatments and maintenance of the Systems shall be included in the Management Fees.

                4.2.14 To prevent any doubt it is clarified that, excluding the cleaning of the floor bathroom facilities located in the Tower's core within the Premises' Area, the Management Company's duties do not include internal cleaning of the office areas, and the Management Fees paid by the Lessee do not include payment for such internal cleaning.

                4.2.15 It is agreed that the repairs in the definition of the Management Company's duties include, without limitation, renewal and/or improvement and/or replacement and/or addition of the systems located in the Tower and/or the Project which serve the Tower and/or the Project, e.g., air conditioning, elevators, sprinklers, etc. (hereinafter: the "Systems"), including repairing same, to the extent needed in the Management Company's opinion for maintaining same in proper order, and the Management Company shall be entitled, if it shall so elect, to finance same, in whole or in part, with the help of an equipment renewal and/or replacement fund, the monies for which shall be currently collected by the Lessee in accordance with the provisions of section 6.4 hereinbelow, as part of the maintenance and management costs (hereinafter: the "Renewal Fund"). Such monies shall be invested by the Management Company in low-risk investments, and shall not be refunded to the Lessee. Such monies shall be invested by the Management Company in one of the banks and/or with the Lessor, at the Lessor's sole discretion.

                        The Lessee declares that it is aware of the fact that the ownership of the Renewal Fund is solely the Lessor's and the Lessee shall have no claim in connection with monies deposited in the Fund and with the use to which such monies were put, so long as such use complies with the provisions hereof.

                        The Lessee declares that it is aware of the fact that all monies paid by the Lessee to the Renewal Fund shall not be refunded to it at any stage, whether or not the Lessor shall have made use of the Renewal Fund monies.

                4.2.16 Cleaning and extermination services for the public areas.

                4.2.17  Cleaning and repairing the screen walls and the roof.

                4.2.18 The Management Company shall draw the insurance policies detailed in section 25.12 of the Lease Agreement. It is hereby expressly agreed that drawing such insurance policies shall not increase the Management Company's responsibility beyond the provisions hereof and/or of the Lease Agreement and/or derogate from the Lessee's obligations thereunder.

        4.3 The services shall be provided by the Management Company frequently and at a high level, as befits the Project and its quality. In all matters pertaining to the Management Company's activity and duties, the Management Company shall act with maximum efficiency for the benefit of all of the tenants of the Tower, and in such a manner so as not to disrupt the current activity of the Lessee.

                The Management Company shall repair as early as possible any deficiency and/or malfunction which is under its responsibility hereunder. Urgent repairs which are under the Management Company's responsibility shall be undertaken forthwith. In the event of a malfunction or damage, the repair of which cannot be postponed until a report is submitted to the Management Company and its consent obtained, the Lessee shall be entitled to carry out the required repairs and to report same to the Management Company immediately thereafter. Insofar as the Lessee shall have carried out the repairs by itself as aforesaid, the Lessor shall refund the Lessee for the reasonable costs incurred thereby in so carrying out the repairs, against the Lessee's presenting receipts, and against a tax invoice issued by law.

                It is agreed by the parties that the Lessee shall be entitled to carry out, by itself and/or through any person on its behalf, services within the Premises which are not provided by the Management Company.

        4.5 For the purpose of fulfillment of the Management Company's undertakings, the Management Company may occupy an office in the Project, where it shall coordinate its activities pursuant to this Agreement, to which the Lessee may refer during normal working hours in all matters pertaining to the Management Company's activity pursuant to the provisions of this Agreement.

        4.6 It is agreed that the Management Company shall be entitled at its sole discretion to choose that some or all of the services pursuant to this Agreement, shall be supplied by the Management Company itself and/or by any legal entity on its behalf and/or by third parties including contractors, sub-contractors, maintenance companies, etc. provided that the Tower shall be managed at a good level of service as befits the quality of the Project.

5.      THE LESSEE'S UNDERTAKING

        5.1 Unless expressly stated otherwise in this Agreement and/or in the Lease Agreement, the Lessee declares that it is aware that the Management Company has the sole authority to manage the Tower and provide the services for it as aforesaid in this Agreement and the Lease Agreement and the Lessee undertakes not to perform by itself or via others apart from the Management Company, any act which is within the authority of the Management Company as aforesaid.

        5.2 The Lessee and any person on its behalf shall cooperate with the Management Company, and shall assist it insofar as required for the purpose of the regular, smooth and fitting Management of the Tower.

        5.3 Without derogating from the generality of the aforesaid, the Lessee undertakes as follows:

                5.3.1 To fulfill all the reasonable instructions of the Management Company, as given from time to time, in connection with the Public Areas, the apparatus and equipment in the Tower, including concerning the procedures for unloading and freight of merchandise and cargo, refuse collection and the use of the various kinds of auxiliary apparatus, the arrangements for entrance and exit to and from the Premises, the transportation of merchandise thereto and the collection of refuse and objects therefrom, the safety, signage and lighting arrangements, cleaning, noise, nuisances created by the use thereof, the behavior of the Lessee's employees, customers and any person on its behalf and any other matter which in the Management Company's opinion is required to preserve the high quality of the Project.

                        The Management Company's instructions, insofar as such are given, shall take the nature of the Lessee's activity in the Premises into consideration, and shall not infringe upon the Lessee's rights under the Lease Agreement and hereunder.

                5.3.2 To act in accordance with all the provisions of the Lease Agreement and the provisions of the Management Agreement, and to participate in the expenses involved in the performance and provision of the management services in accordance with the contents of this Agreement and the Lease Agreement.

                5.3.3 That it and those acting by virtue thereof and on its behalf shall cooperate with the Management Company and assist it in all instances where such cooperation or assistance is required in order to permit the regular and effective management and performance of the services and also to comply with all the requirements of the various authorities and the undertakings arising directly or indirectly from this Agreement.

                5.3.4 To authorize the Management Company and those acting on its behalf to enter the Premises - after prior arrangement insofar as is possible - for the purpose of performing the functions of the Management Company pursuant to this Agreement, whether this is required for the Lessee itself or for another tenant or for the purpose of carrying out repairs which may be required in other premises in the Tower, inter alia, to open walls, floors, ceilings and other parts, to replace and repair plumbing and piping and to perform any work which may be required, in the Management Company's opinion, for the purpose of fulfilling its functions and exercising its powers pursuant to this Agreement and the Lessee shall have no contention vis-a-vis the Management Company in respect of any disturbance caused to it as a result of the aforesaid provided that the reasonable use of the Premises by the Lessee shall not be prevented, taking into account the designation of the Premises. In any event of any action as mentioned above, the Management Company shall endeavor that the disturbance to the Lessee shall be as minimal as possible and that the Premises shall be returned to their former state as soon as possible and that the duration of time for carrying out the repairs shall not exceed the reasonable time entailed by the type of repair. To the extent that such work can be carried out outside the Premises' Area, at the same and/or lower cost, such work shall be carried out outside the Premises' Area. The Management Company shall attempt to carry out such work in such a manner so as to minimize the Lessee's harm as far as possible, and as much as possible during hours of low activity in the Premises.

                        To prevent any doubt, it is clarified that the Management Company shall be liable for damages caused due to its negligence in performing the aforesaid.

                5.3.5 To notify the Management Company of any malfunction requiring action on the part of the Management Company.

                5.3.6 To abstain by itself and/or via any other third party from any act or treatment which pursuant to this Agreement have been entrusted solely to the Management Company unless the Management Company has consented thereto in writing before performance of the act or treatment, with the exception of urgent instances regarding which it would not be possible to obtain the Management Company's prior consent.

                5.3.7 To coordinate with the Management Company and obtain its consent before the performance of any work that impacts on the facade of the Tower and/or work that may impact on the common systems in the Tower, the same in addition to and not instead of the Lessor's consent, if such consent is required pursuant to the Lease Agreement.

                5.3.8   Subject to and without derogating from the provisions of
                        section 14 of the Lease Agreement and/or other provisions in the Lease Agreement, insofar as such differ from the following, to refrain from posting signs, including advertising signs and/or other advertising, any articles and object, on a temporary or permanent basis, outside the Premises and/or in the Public Areas, including placing stalls, packaging, tables, etc., without obtaining the Management Company's prior written consent, and to clear away any such items promptly upon the Management Company's first demand. The Management Company's consent shall not be unreasonably withheld.

        5.4 It is agreed that the Lessee shall not be entitled to refuse to receive any service whatsoever and/or to terminate the management and performance of the services and/or to release itself from its undertakings to pay the Management Fees and performance of the services subject to the provisions of this Agreement.

6.      MANAGEMENT FEES

        6.1 The Lessee undertakes to pay the Management Company the Management Fees, which shall be calculated according to its proportionate part of the Premises' Area out of the inclusive area of the actual leased and occupied premises in the Tower, out of all the Management Company's expenses in the Management of the Tower and the Public Areas including investment in the renewal, improvement, and repair of equipment and systems as required for the Management of the Tower and the provision of the services, financing expenses, and any other direct expense involved in the Management of the Tower, together with an overhead at the rate of 15% of the total expenses as aforesaid plus statutory Value Added Tax (all together hereinafter: "the Management Expenses").

        6.2 Notwithstanding the aforesaid, if the total actual leased areas in the Tower is less than 75% (seventy five percent) of the areas designated for lease in the Tower, the Lessor shall bear a portion of the fixed expenses of the Management Company in the management of the Tower, as shall be determined by the Management Company, in respect of the part constituting the difference between the actual leased and occupied areas in the Tower and 75% of the total areas designated for lease and/or leased in the Tower.

        6.3 The Management Company has the discretion to determine a different distribution of the burden of the Management Fees according to the types of particular tenants and also according to the locations of the various premises, all insofar as entailed as a result of the over-burdening of services on particular units in the Tower as aforesaid in accordance with the uses of those units and the nature of their use of the Public Areas and the Tower.

        6.4 As part of the payment of the Management Fees, the Lessee shall also pay sums which are to be set aside for the Renewal Fund in respect of systems located in the Tower and/or the Project which serve the Tower and/or the Project, e.g., air conditioning, elevators, sprinklers, etc. (hereinafter: "the Systems"). The payments to the Renewal Fund shall be at the rate customarily accepted in the Income Tax Regulations for depreciation of Systems of such type. The sums so set aside shall be transferred to the Lessor, held by it and used for adding, renewing, refurbishing and replacing Systems, as required.

                In the event that the Renewal Fund shall not suffice for carrying out such renewal, refurbishing or replacement of a System, then the Management Company shall be entitled to collect one-time sums from all of the tenants, to cover the expense. It is agreed by the parties that in such case, the Management Company shall refrain from collecting, as part of the future Management Fees' collection, sums for the Renewal Fund, up to the sum which was paid by the Lessee as such one-time payment is reached. Notwithstanding the foregoing, it is agreed by the parties that in the event that the Management Company shall wish to collect such a one-time payment within the last six months prior to the termination of the Term of Lease (and only in such event), then the Management Company shall collect from the Lessee only a proportionate part of such one-time payment in respect of the remainder of the Lessee's Term of Lease (in the same proportion as the remainder of the Term of Lease is to the full period during which the Lessee would have been exempt from contributing to the Depreciation Fund, as aforesaid).

                The Lessee's share of the Renewal Fund shall be determined in accordance with the provisions of section 6.1 hereinabove.

                It is agreed by the parties, that if all the Systems shall be depreciated, and no sums shall be paid in respect thereof from the Renewal Fund, then the Management Company shall not set aside any additional sums for the Renewal Fund. Upon the purchase of new Systems and/or upon incurring any expense in respect of the Systems from the Renewal Fund, the Management Company shall be entitled to once again collect monies for the Renewal Fund.

        6.5 The calculation of the estimate of the Lessee's share and the Management Fees levied on it shall be made once quarter or any other period resolved upon by the Management Company. The calculation shall be made on the basis of the expenses actually expended and also on the basis of an estimate of the anticipated expenses.

        6.6 On the Date of Delivery of Possession in the Premises, the Lessee shall pay the Management Company an advance payment according to the estimate prescribed by the Management Company, on account of the Management Fees in respect of the first quarter.

        6.7 Unless otherwise prescribed by the Management Company, the payments on account of the Management Fees during the Lease Period shall be paid in advance every quarter. The payments on account of the Management Fees shall be paid according to the estimate as aforesaid in accordance with the written demand of the Management Company sent to the Lessee by the Management Company.

        6.8 Within six months from the end of each calendar year, the Management Company shall draft a financial report for the said year, which shall be certified by the Management Company's auditor (hereinafter: "the Financial Report"). The Management Company shall issue an annual account to the Lessee based on the Financial Report. The Lessee's accountant shall be entitled to inspect the Financial Report.

        6.9 The Lessee undertakes to pay the Management Company within 7 days of the date of receiving the annual account any difference standing to its debit, if any, between what it owes in the light of the Financial Report and the sums it has paid on account as specified above. If the annual account has shown a credit balance in favor of the Lessee, the balance shall be credited to the Lessee until the next date of payment of its share in the Management Expenses. To prevent any doubt, it is clarified that calculating such outstanding credit or debit, as aforesaid, shall also include linkage differentials.

        6.10 The calculations of the Management Company's accountant, the Financial Report and the Management Company's books shall constitute prima facie evidence of the amount of the management expenses, the Management Fees and the payment the Lessee must pay the Management Company. The Lessee, using an accountant on its own behalf, shall be entitled to inspect the Management Company's books after prior coordination with the Management Company.

        6.11 Sums of money which shall be paid to the Management Company on account of the Management Fees which may remain in the possession of the Management Company for interim periods shall be invested by it in low-risk investments in accordance with its sole discretion.

        6.12 To facilitate the collection of the Management Fees and also any other sum which the Lessee may owe the Management Company, the Lessee shall send the Management Company an authorization to debit its account in the bank's usual form.

                For the avoidance of doubt, it is hereby declared that obtaining the authorization and any use thereof made by the Management Company shall not be deemed to be payment unless all the payments the Lessee owes have been paid in full and on time.

        6.13 The Lessee undertakes to pay the Management Fees as well as all the payments levied on it throughout the entire Lease Period, subject to the provisions of section 7.6 of the Lease Agreement.

        6.14    To prevent any doubt it is clarified that the provisions of section 27.5.5 of the Lease Agreement, regarding late payment of the Rental Fees shall also apply to the Management Fees.

7.      LIABILITY FOR DAMAGES

        It is agreed by the parties that the liability of the Lessee and the Management company for damages shall be in accordance with the provisions of section 24 of the Lease Agreement.

8.      TRANSFER OF THE MANAGEMENT COMPANY'S RIGHTS

        Without derogating from the Lessor's right to replace the Management Company or to perform the Management of the Tower by itself as stated in the Lease Agreement, the Management Company shall be entitled at its sole discretion, to transfer all its rights and obligations pursuant to this Agreement to another person/s without receiving the Lessee's approval therefor, provided that the recipient of the rights assumes all the undertakings of the Management Company vis-a-vis the Lessee pursuant to this Agreement.

9.      REMEDIES AND RELIEFS

        9.1 Without derogating from the contents of the Lease Agreement and of section 6.14 above, in any event where the Lessee is in arrears in any payment whatsoever it owes or may owe the Management Company pursuant to this Agreement, the Management Company shall be entitled, without derogating from its right to any other statutory relief, to take one or more of the following steps:

                9.1.1 To add interest on arrears at the rate and on the conditions specified in the Lease Agreement to any payment or expenses the Lessee owes and which have not been paid on time.

                9.1.2 To demand repayment of all the expenses and damages incurred by the Management Company as a result of the failure to make any of the payments on time.

                9.1.3 To terminate the provision of the management services to the Lessee, wholly or partly, following advance written warning of 21 days to the Lessee.

        9.2 The Management Company shall be entitled to levy on the Lessee repayment of the expenses and damages caused as a result of the Lessee's non-compliance with the Management Company's instructions. The repayment of expenses and damages shall be effected within 7 days of the date the account is submitted to the Lessee and the provisions of this section with regard to effecting payments shall apply to the payment as aforesaid. Nothing of the foregoing shall prevent the Lessee from objecting to the Management Company's demand in accordance with the provisions hereof, by submitting to an arbitration proceeding.

        9.3 The termination of the provision of services to the Lessee, under the circumstances specified in section 9.1 above, does not release the Lessee and/or derogate from its obligations to comply with the provisions of this Agreement and in particular to pay the Management Fees and any account which may be submitted to it by the Management Company pursuant to the provisions of the Agreement.

        9.4 Any sum expended by the Management Company for the Lessee, and which is payable by the Lessee hereunder, shall be repaid by the Lessee to the Management Company with the addition of linkage differentials. If such sum was expended by the Management Company due to the fact that the Lessee did not pay such sum itself, such sum shall, in addition to linkage differentials, accrue interest on arrears as aforesaid.

        9.5 The provisions of the Contracts Law (Remedies for Breach of Contract), 5731-1970 shall apply to violations hereof, even in such cases when a specific relief or remedy is granted hereunder for such violation, without derogating from the provisions hereof or of any law.

10.     SURETIES

        10.1 All the sureties given by the Lessee to the Lessor within the framework of the Lease Agreement shall also serve to ensure its undertakings vis-a-vis the Management Company.

        10.2 The Management Company shall be entitled to exercise the above-mentioned sureties in any event where the Lessee shall commit a fundamental breach of this Agreement, without derogating from its right to any further relief pursuant to any statutory provision.

11.     JURISDICTION AND ARBITRATION

        11.1 Subject to that which is stated in section 11.2 below, it is hereby agreed by the parties that the competent court in Tel Aviv-Yafo, and no other court, shall have sole jurisdiction in all matters pertaining to this Agreement and arising therefrom.

        11.2 All disagreements and disputes which may arise between the parties, if any, in connection with and/or arising from the provisions hereof shall be submitted first to resolution by the CEO of the Lessor and the CEO of the Lessee. If the parties shall not resolve such disputes, the matter shall be referred solely and exclusively to the ruling of a single arbitrator, as follows:

                11.2.1 The arbitrator shall be a retired judge designated by the parties by mutual consent. In the absence of consent as to the appointment as aforesaid within seven days from the date on which one of the parties to the Agreement is required to submit to arbitration proceedings by the other party, the arbitrator shall be designated by the Chairperson of the Israel Bar Association.

                11.2.2  The arbitration proceedings shall be conducted in Tel
                        Aviv.

                11.2.3 The arbitrator shall fix the first meeting before him within 7 (seven) days from the date he is appointed and he shall give his ruling within 60 (sixty) days from the date of the first meeting he has fixed.

                11.2.4 The arbitrator shall be subject to substantive law and the laws of evidence and he shall be obliged to give reasons for his ruling.

                11.2.5 The arbitrator shall be authorized to hear a claim for eviction and issue eviction orders. If the relief of eviction is claimed, the arbitrator shall hear it first before any other cause of action or claim and shall give his decision concerning the eviction within 30 days from the date of the first meeting he has fixed. To prevent any doubt it is clarified, that all claims of the Lessee and/or the Lessor regarding eviction will be heard concurrently.

        11.3 The provisions of this section shall be deemed an arbitration agreement between the parties pursuant to the Arbitration Law, 5728-1968.

12.     GENERAL

        12.1 Any stay and/or delay and/or lack of response and/or failure to take any action by any of the parties shall in no way be interpreted as a waiver of any right whatsoever of that party or any undertaking whatsoever of the other party unless the waiver has been made expressly and in writing.

        12.2 The addresses of the parties are as specified at the beginning of this Agreement. Commencing from the date of commencement of the Lease, the Lessee's address is at the Premises. Any notice which is sent by registered mail, according to one of the above addresses, shall be deemed to have arrived at its destination 72 hours after being sent at the Post Office by registered mail or within 24 hours if it was delivered personally or sent by facsimile transmission.

                   IN WITNESS WHEREOF THE PARTIES HAVE SIGNED:


     -----------------------                              ----------------
     The Management Company                                  The Lessee

                                 AZRIELI CENTER

                                  APPENDIX "F"

                               PROJECT REGULATIONS

The following Regulations include regulations, rules and instructions applicable to all the business owners, tenants and occupants of areas in the Project, and observance of the rules and instructions therein constitutes a substantial condition in the Lease Agreement between the Lessee and the Lessor.

The aim of the Regulations is to ensure that the businesses in the Project are managed at a high standard and quality. The necessity for uniform rules of behavior is derived by the management of the Project as one complex, in such manner that the standard and quality of the management of the businesses in each of the premises has an immediate impact on the Project's reputation as a quality business center, and the ability of every tenant to extract the business potential and the benefit from managing a business within the framework of the Project.

1. The Lessee shall abstain from doing any act, activity or omissions liable in one way or another to cause:

        1.1 Damage, loss, or injury to the Lessor's or other tenants' property and in this regard in the Public Areas and the Project and its installations.

        1.2 The risk of injury to the person and/or property of any person among the public using the Project including any visitor or customer among the general public.

        1.3 Any nuisance or other disturbance of any kind whatsoever including making noise and/or announcements on the loudspeaker and/or any form of advertising liable to disturb the other business owners in the Project and the general public.

        1.4 Without derogating from the generality of the aforesaid, the Lessee shall abstain from causing unreasonable noise and/or smells within the context of the management of its business in the Premises and it shall not permit another to cause noise and/or smells as aforesaid from the Premises' Area.

                At the demand of the Lessor and/or the Management Company and/or any person on their behalf, the Lessee shall cease and/or remove forthwith any nuisance and/or disturbance as aforesaid.

                If the Lessee has not complied with the demand of the Lessor and/or the Management Company, any of them has the authority to cause the termination or removal of the nuisance and/or disturbance and the Lessee shall have no contention in connection therewith.

        1.5 Notwithstanding the contents of the Lease Agreement and even if the Lessee has been given a license or permit and any authority whatsoever, it undertakes not to make any use in the Premises which is not consistent with the character of the Project and/or related to one of the businesses specified in the following list:

                1.5.1 Processing works for stone or building materials or any other material which creates dust.

                1.5.2 Uses connected to the use of toxic materials and/or the injection of toxic materials into the sewage and drainage system in the project.

                1.5.3 The operation of machines which cause noise beyond what is permitted or in such manner as to create a nuisance or disturbance to the neighbors and other users in the Project.

                1.5.4 The operation of a factory for food manufacture and/or meat processing.

                1.5.5 A factory for processing raw leather or other materials emitting smells and noise.

                1.5.6   Use connected to the breeding or holding of livestock.

2. The Lessee shall not keep any merchandise, packages of any kind and nature whatsoever, objects, tools, equipment and apparatus in the Public Areas, in the Parking Lots and passageways unless it received advance written authorization to do so by the Management Company.

3. The Lessor and/or the Management Company and/or their attorneys acting in their name or on their behalf have the authority to remove without any advance warning any object, tool, equipment or any other item which may be situated outside the Premises' Area and which in their opinion may constitute a nuisance and/or disturbance, and to oblige the Lessee to pay the expenses involved in removal of the nuisance.

4. The Lessee shall abstain from any overloading in the Premises' Area, or in the Public Areas, which is liable to cause damage to the floors or which exceeds the permitted weight.

5. The Lessee undertakes that the Premises and their vicinity shall be kept clean and orderly throughout all hours of the day.

6. At the demand of the Lessor and/or the Management Company, any act, activity, or management of a business, which in the Lessor's opinion may constitute a safety or health risk to the general public and/or the other business owners in the Project shall cease immediately.

7. The Lessee shall abstain from destroying defective merchandise or any object of any kind whatsoever by making a fire in the Project area or vicinity.

8. The Lessee shall not leave any refuse, garbage, or any undesirable object within the confines of the Project or the areas adjacent thereto, and it shall remove any refuse or garbage solely and exclusively according to the method of refuse collection instituted in the Project and which shall be published by the Management Company.

9.      (canceled).

10. The Lessee and any person on its behalf or its visitors are obliged to use, solely and exclusively, the official Parking Lot spaces in the Parking Lots. There is an absolute prohibition on parking in the places designated for loading and unloading and/or on the sidewalks and/or in the Public Areas in the Project and its vicinity.

11. The Lessee, its employees and visitors shall obey the instructions of the signage and direction and shall use only the roads and entrances designated therefor by the Management Company for the purpose of access to the Premises and the various places in the Project.

        The Regulations shall be subject to the Lease Agreement so that all the terms therein shall have the meaning attributed to them by the Lease Agreement and in any event of inconsistency between the provisions of the Regulations and the provisions of the Lease Agreement the latter shall prevail unless the provisions of the Regulations add to the provisions of the Lease Agreement.

                                 AZRIELI CENTER

                                 APPENDIX "G(1)"

            CERTIFICATE OF ARRANGING INSURANCE ON THE LESSEE'S WORKS

                                                            Date: ______________

TO

Canit HaShalom Investments Ltd. (hereinafter: "the Lessor")
Azrieli Center Towers (Ventures and Management) Ltd. (hereinafter:
  "the Management Company")
Azrieli Center, 132 Petah Tikva Rd.
Tel-Aviv

Dear Sir or Madam,

                 RE: Azrieli Center (hereinafter: "the Project")
                     Lease Agreement signed between yourselves and _________________ ___ (hereinafter: "the Lessee")


We are honored to certify herewith that commencing on _______ our company arranged insurance on contractor works in the name of the Lessee, contractors and sub-contractors, the Lessor and the Management Company which insures the works performed by the Lessee and/or on its behalf as specified below, while the extent of the coverage given under the insurance as aforesaid is no less than the coverage given pursuant to the form of the policy known as Bit/_____________ in force at the date of commencement of the insurance period:

1. Chapter 1 - All Risks Insurance which insures loss or damage caused to the Lessee's works, at their full value, and also loss or damage caused to the equipment used for the performance of the works as aforesaid. This chapter includes a clause concerning waiver of substitution vis-a-vis all the other tenants and/or lessees in the Project whose insurance policies contain a parallel clause concerning waiver of substitution vis-a-vis the Lessee, provided that what is stated concerning waiver of the right of substitution shall not apply in favor of a person who has caused damage with malicious intent. The chapter includes an extension concerning property being worked on and/or adjacent property, with a limit of liability which does not fall below the sum of $50,000 (fifty five thousand US dollars).

2. Chapter 2 - Third Party Liability Insurance with a limit of liability as specified below. The chapter as aforesaid includes a cross-liability clause whereby the insurance is deemed to have been arranged separately for each one of the Insured's units.

        Limit of liability: $5,000,000 (five million dollars) per incident in the accumulative throughout the annual insurance period.

3. Chapter 3 - Employers Liability Insurance in respect of liability vis-a-vis all those employed in the performance of the works with a limit of liability which shall not be less than the normal standard maximum limit of liability in Israel at the date of arranging the insurance, as specified below. This insurance does not contain any restriction concerning works in high places and below ground, working hours, baits and toxins, contractors, sub-contractors and their works nor concerning the employment of youth.

        Limit of liability: $5,000,000 (five million dollars) per claimant, per incident and in the accumulative throughout the annual insurance period.

The above insurance contains an express condition whereby it has priority over any other insurance arranged by the Lessor and/or the Management Company, and we waive any contention and/or demand concerning participation of the insurance policies of the Lessor and/or the Management Company. Likewise, we undertake that the insurance mentioned above shall not be reduced in scope, and shall not be canceled for the duration of performance of the Lessee's works, unless written notice is sent by registered mail to the Lessor, 60 days in advance.

Subject to the conditions and reservations of the original policies insofar as not expressly varied by the aforesaid.




-----------------------       ---------------       --------------------   ---------------------
(Insurer's signature)           (Insurer's          (Signatory's name)             (Signatory's
                                  seal)                                             position)

                                 AZRIELI CENTER

                                 APPENDIX "G(2)"

                 CERTIFICATE OF ARRANGING THE LESSEE'S INSURANCE

                                                            Date: ______________

TO


Canit HaShalom Investments Ltd. (hereinafter: "the Lessor")
Azrieli Center Towers (Ventures and Management) Ltd. (hereinafter:
  "the Management Company")
Azrieli Center, 132 Petah Tikva Rd.
Tel-Aviv

Dear Sir or Madam,

                 RE: Azrieli Center (hereinafter: "the Project")
                     Lease Agreement signed between yourselves and _______________________ (hereinafter: "the Lessee")


We are honored to certify herewith that commencing on _______ our company arranged the insurance policies specified below, in the Lessee's name, pertaining to the Premises in the Project (hereinafter: "the Lessee's Insurance").

1. Insurance insuring the contents of the Premises as well as the equipment serving the Premises under the ownership and/or liability of the Lessee and which is situated outside the Premises within the confines of the Project, at their full value, and also any change and addition to the Premises made and/or which may be made by the Lessee and/or anyone on its behalf (as specified, exclusive of any change and addition which have been invested via the Lessor and/or the Management Company), against loss or damage as a result of the normal risks in extended fire insurance including fire, smoke, lightning, explosion, earthquake, gale and storm, flooding, liquids and burst pipes damage, injury by vehicles, injury by aircraft, strikes, riots, malicious damage, broken glass and break-in.

        The insurance contains an express condition whereby the Insured waives any right of substitution vis-a-vis the Lessor, the Management Company as well as vis-a-vis the other lessees and/or tenants in the Project (whose insurance policies contain a parallel clause concerning waiver of substitution vis-a-vis the Lessee) and all those acting on behalf of those specified above, provided that the aforesaid concerning waiver of the right of substitution shall not apply in favor of a person who has caused damage with malicious intent.

2. Third Party Liability Insurance with a limit of liability as specified below. The insurance is not subject to any restriction concerning liability arising from fire, explosion, panic, lifting, loading and unloading instruments, defective sanitary apparatus, poisoning, any harmful substance in food or drink, strikes and lock-outs as well as substitution claims on the part of the National Insurance Institute. The insurance has been extended to indemnify the Lessor and the Management Company in respect of their liability for the acts and/or omissions of the Lessee, the same subject to a cross-liability clause whereby the insurance is deemed to have been arranged separately for each one of the Insured's units.

        Limit of liability: $5,000,000 (five million dollars) per incident in the accumulative throughout the annual insurance period.

3. Employers Liability Insurance in respect of the Lessee's liability vis-a-vis all those employed by it and on its behalf with a limit of liability of $5,000,000 (five million dollars) per employee and per incident in the accumulative throughout the insurance period. This insurance does not contain any restriction concerning works in high places and below ground, working hours, baits and toxins, contractors, sub-contractors and their works nor concerning the employment of youth. The insurance as aforesaid has been extended to indemnify the Lessor and the Management Company if it is contended that the Lessor and/or the Management Company have a liability as employers vis-a-vis the Lessee's employees and/or any of them, with regard to the occurrence of any work accident whatsoever.

The above insurance policies contain an express condition whereby they have priority over any other insurance arranged by the Lessor and/or the Management Company, and we waive any contention and/or demand concerning participation of the insurance policies of the Lessor and/or the Management Company. Likewise, we undertake that the insurance policies mentioned above shall not be reduced in scope, and shall not be canceled for the duration of the Lease, unless written notice is sent by registered mail to the Lessor, 60 days in advance.

SUBJECT TO THE CONDITIONS AND RESERVATIONS OF THE ORIGINAL POLICIES INSOFAR AS NOT EXPRESSLY VARIED BY THE AFORESAID.


                               Yours faithfully,




---------------------        ------------------       ------------------      ----------------------
(Insurer's signature)        (Insurer's stamp)        (Signatory's name)      (Signatory's position)

                                 AZRIELI CENTER

                                 APPENDIX "G(3)"

                         FIRE SAFETY MEASURES PROCEDURE


1. Refuse materials, empty boxes, wooden and paper refuse and packing shall be removed from the Premises to outside the structure of the Project and be stored in a place designed therefor, as the Management Company may prescribe.

2. High temperature works shall be performed within the confines of the Premises or their vicinity only in accordance with the procedure specified below:

        2.1 The term "high temperature works" means: the performance of any works whatsoever by means of welding and/or cutting at high temperature and/or by means of open fire.

        2.2 Any contractor or sub-contractor whose performance of its works involves high temperature works shall appoint a supervisor (hereinafter: "the Supervisor"), whose duty is to ascertain that the high temperature works are performed solely and exclusively in accordance with the contents of this Procedure.

        2.3 Before commencement of performance of any high temperature works whatsoever the Supervisor shall survey the area intended for performance of the high temperature works and ascertain that flammable materials of any kind are placed at a distance of a radius of at least 10 meters from the site of the performance of the high temperature works, and fixed flammable objects, which cannot be moved, shall be covered with a flame-resistant casing.

        2.4 The Supervisor shall appoint a person who shall act as a fire observer (hereinafter: "the Fire Observer") who is equipped with appropriate fire extinguishing measures for the type of flammable materials situated in the vicinity of the site of performance of the high temperature works. The sole function of the Fire Observer shall be to oversee the performance of the high temperature works and immediately extinguish any combustion which is liable to arise from the performance of the high temperature works.

        2.5 The Fire Observer shall be present at the site of performance of the high temperature works from the commencement of their performance until after at least 30 minutes have elapsed since their completion, the same in order to ascertain that no sources of combustion remain.

                                 AZRIELI CENTER

                                  APPENDIX "H"

                             FORM OF BANK GUARANTEE


CANIT HASHALOM INVESTMENTS LTD. AND/OR
AZRIELI CENTER TOWERS (VENTURES AND MANAGEMENT) LTD.
AZRIELI CENTER
132 PETAH TIKVA RD.

TEL-AVIV

                      DEED OF GUARANTEE NO. _______________

1. Pursuant to the request of ___________________ (hereinafter: "the Applicant") we the undersigned, hereby stand guarantee vis-a-vis yourselves for the payment of any sum up to the sum of _____________ new shekels (________________________________________ new shekels)
        (hereinafter: "the Principal Sum") with the addition of rate differentials to the representative rate of the US dollar (hereinafter:
        "the Guarantee Sum"), which is owing or likely to be owing to you from the Applicant in connection with the Lease Agreement of the property in "The Azrieli Center", the same on the conditions as specified below.

2.      (A)     We undertake to pay you the Guarantee Sum or any part thereof at your first demand, from time to time in writing, and the same within 7 (seven) days from the date we receive your demand.

        (B) We shall pay you the Guarantee Sum, wholly or partly, including in installments - all as stated in your demand - and the same without your being required to prove and/or justify and/or base your demand in any way whatsoever, without any obligation being imposed upon you to first demand all or part of the Guarantee Sum from the Applicant and/or to take any action whatsoever vis-a-vis the Applicant and without making the aforesaid payment conditional on any condition whatsoever.

3.      The Guarantee Sum shall be calculated in the following manner:

        (A) The Principal Sum shall be linked to the representative rate of the U.S. Dollar published by the Bank of Israel or any other authorized body which may replace it.

        (B) The relevant representative rate for calculating the Guaranty Amount will be the representative rate known on the day of actual remittance (hereinafter: the "Determining Rate");

        (C) The basic rate for calculating the Guaranty Amount shall be the representative rate of the Dollar, as published by the Bank of Israel, and which is known at the date of issuance hereof, and which is the amount of NIS ______ per Dollar (hereinafter: the "Basic Index").

        (D) If on the date of actual remittance, the Determining Rate shall be higher than the Basic Index, then the Principal Sum shall be multiplied by the Determining Rate and the product shall be divided by the Basic Index. The result shall be the Guaranty Amount.

        (E) In any event, the Guarantee Sum shall not be less than the Principal Sum.

4.      This our undertaking is irrevocable and shall be in effect until
        ________________.

5.      Our address for the purpose of serving the demand letter is
        _______________.

6.      This Guaranty is not transferable or endorsable.


                                                Yours faithfully,
                                       Bank
                                       Branch
                                                ------------------

                                 AZRIELI CENTER

                                  APPENDIX "I"

                            PARKING LOT USE AGREEMENT

                                     BETWEEN

                       Azrieli Center Parking Lot Ltd.
                       Whose address for the purpose of this Agreement is:
                       132 Petah Tikva Rd., Tel-Aviv
                       (hereinafter: "the Company")

                                                               Of the first part

                                       AND

                       Terayon Communication System Inc.
                       (hereinafter: "the User")
                       Whose address for the purpose of this Agreement is: c/o Attorney Arieh Hagai
                       18 HaYetzira Street, Ramat Gan
                       Telephone: 03-7513625, Fax: 03-7514036

                                                              Of the second part

WHEREAS Canit HaShalom Investments Ltd. (hereinafter: "the Lessor") is the owner of the right to be registered as lessee of the land in Block 7106 Parcel 5 in Tel Aviv (hereinafter: "the Land");

AND WHEREAS     The Lessor is constructing a project on the Land which
                shall include buildings designated for offices, commercial, stores, residential, parking lots and additional uses known by the name "Azrieli Center" (hereinafter: "the Project");

AND WHEREAS     The User has entered into an Unprotected Tenancy Agreement
                (hereinafter: "the Lease Agreement") with the Lessor which grants the User the right to occupy premises in the Project
                (hereinafter: "the Premises");

AND WHEREAS     The Project includes areas designated for use as a pay parking lot for vehicles (hereinafter: "the Parking Lot") and the User and the Lessor have agreed that the management and operation of the Parking Lot shall be entrusted to the Company for the purpose of the supply of the services required for the proper maintenance and smooth operation of the Parking Lot;

AND WHEREAS     The User wishes to use the Parking Lot to park vehicles as specified below and the Company has agreed to permit the User to park vehicles in the Parking Lot, the same subject to payment of the consideration and fulfilment of the other provisions of this Agreement;

ACCORDINGLY IT HAS BEEN DECLARED, STIPULATED AND AGREED BETWEEN THE PARTIES AS FOLLOWS:


1.      PREAMBLE AND INTERPRETATION

        1.1 The preamble and appendices to this Agreement and the declarations of the parties thereto constitute an inseparable part thereof.

        1.2 The headings of the sections of the Agreement are for the purpose of ease of reference and convenience only, they do not form part of the Agreement, and they shall not be used for the purposes of its interpretation.

        1.3 All of the terms and definitions herein shall have the same meaning such have in the Lease Agreement, unless otherwise expressly stated herein.

2.      THE PARKING LOT

        2.1 The company shall assign the User a delimited and defined area which will enable parking for 180 vehicles on the User's behalf, of which 45 vehicles parked in such a fashion which blocks other vehicles of the User. The parking area assigned to the User as aforesaid shall be marked in a sketch which shall be prepared by the Company and attached as Schedule "B2" to the Lease Agreement (hereinafter: the "Parking Area"). The Company shall install an electric barrier and a separating fence in the Parking Area, at the User's expense, and anyone using the parking lot on the User's behalf will be obligated to enter the Parking Area within 15 minutes of such person's entry into the Parking Lot.

                The Company shall be entitled, solely for reasonable causes, to change the location of the Parking Area, by a notice thereof delivered to the User 7 days in advance. Changing such marked area shall be coordinated with the User to the extent possible. Splitting the Parking Area shall require the User's prior consent.

                The User shall be entitled to place a person on its behalf in the Parking Area, to be responsible for arranging the parking of the User's cars in the Parking Area.

                The parking spaces shall be allocated to the User gradually, in accordance with the progress rate of delivering the various sections of the Premises to the User, according to the proportionate part of the parking spaces compared to the proportionate part of the parts of the Premises delivered to the User. It is agreed by the parties that following the transfer of possession of the entire Premises' Area, as provided for in Schedule "A", the Company shall assign the User the aforementioned Parking Area.

        2.2 Subject to the fulfillment of the provisions of this Agreement and the payment of the parking fees, the User shall receive 180 means of entry to the Parking Lot enabling entrance to defined vehicles to the Parking Areas (hereinafter: "Means of Entry to the Parking Lot") on the days and during the hours the Parking Lot is operated.

        2.3 The User shall not be entitled to park vehicles in parking areas other than the Parking Area only. The User declares that it is aware that in every case that one of its vehicles shall remain in other parking areas in the Parking Lot, which are not the Parking Area, for more than 15 minutes, the User shall be charged an hourly rate for any such vehicle for payment of Parking Fees at a rate double the rate customarily in place at that time at full-day parking Parking Lots for casual customers.

        2.4 The User declares that it is aware that the Company and/or the Lessor are entitled to allot particular parking areas in the Parking Lot to tenants in the Project and/or to any other party at their sole discretion, and the User shall have no contention and/or claim in connection with the allocation of parking areas as aforesaid.

        2.5 The Company undertakes that as long as it has not notified the User otherwise, the Parking Lot shall operate 24 hours a day, seven days per week, except on Yom Kippur.

        2.6 Vehicle entrance to the Parking Lot shall be regulated, as aforesaid via Means of Entry to the Parking Lot which shall enable vehicle identification such as: parking stickers stuck on the windscreen of the vehicle and/or by means of an identification card and/or by means of a magnetic card issued to the User and/or by means of electronic devices installed in the vehicle and/or in any other way as the Company may see fit.

        2.7 The User undertakes to return all the Means of Entry to the Parking Lot to the Company immediately upon termination or expiry of this Agreement for any reason whatsoever. The User shall place a deposit with the Company, as customarily done with parking lot subscribers, to ensure the return of the Means of Entry to the Parking Lot to the Company. Upon return of the Means of Entry to the Parking

                Lot to the Company, the Company shall return the deposit to the User, such deposit linked to the Consumer Price Index as set forth in section 4.2 hereinbelow.

        2.8 Use of the Means of Entry to the Parking Lot is designated for vehicles which have been marked and defined in advance, as expressly agreed between the parties and where details thereof have been submitted by the User before commencement of use (hereinafter: "the Particular Vehicles"). If the User wishes to replace the identity of the Particular Vehicles or any part thereof, it shall be obliged to notify the Company thereof at least 24 hours in advance and the Company shall issue the User with Means of Entry to the Parking Lot for the new vehicle against cancellation of the Means of Entry to the Parking Lot of the vehicle which has been replaced.

                For the avoidance of doubt, it is hereby clarified that the User is entitled to Means of Entry to the Parking Lot for the Particular Vehicles only. The entry of other vehicles, which are not the Particular Vehicles, to the Parking Lot shall not be permitted within the framework of this Agreement and through the use of the Means of Entry to the Parking Lot issued thereunder, even if they are under the ownership and/or control of the User and/or anyone on its behalf and even if the User is not using the Means of Entry to the Parking Lot at that time.

        2.9 For the avoidance of doubt, it is clarified that the contents of this Agreement shall not be construed as preventing the User, its customers, guests, employees, and/or whomsoever on its behalf, from parking in the Project Parking Lots, on an available parking space basis, in accordance with the terms, tariffs, and rules in effect at that time for casual customers.

        2.10    Valet Parking Services

                2.10.1 The User declares that it is aware of the fact that the Company, using the parking lot employees, is entitled to operate in the parking lot, against additional payment, a valet parking service arrangement for those amongst Parking Lot Users who would be interested in such (hereinafter: the "Valet Parking Service"). The User declares that it is aware of the fact that this service is one for which the Company collects additional payment and that the Parking Fees paid by the User as provided for in section 4.1 hereinbelow do not include payment for the Valet Parking Service.

                2.10.2 In order to receive the Valet Parking Service, the User must give the Company advance written notice, in which will be specified the number of vehicles, including their makes and license plate numbers, which the User wishes to include in the Valet Parking Service, and also the date on which the Valet Parking Service is requested to commence.

                2.10.3 It is agreed that either of the parties may terminate the Valet Parking Service by a 14 day prior written notice, with no need of explaining the termination. Neither of the parties shall have any claim and/or demand in respect of the other party's exercising such right to terminate the Valet Parking Service by advance notice, as aforesaid.

                2.10.4 So long as the Company does not otherwise notify, the Valet Parking Service will be provided by the Company between 8:00 a.m. and 8:00 p.m. of the same day.

                2.10.5 The manner of operating the Valet Parking Service and the various regulations in connection with its operation shall be determined by the Company from time to time.

        2.11 The Company shall be entitled to publish a written notice, under which the Company is changing the parking regulations in the Parking Lot, whereby the User and/or whomsoever on its behalf must leave the car keys in the car, in order to enable double parking of vehicles in the parking lot. The User and/or whomsoever on its behalf undertake to act in accordance with such instructions published by the Company. It is agreed by the parties that in the event that the Parking Lot or any part thereof which the User shall use shall be operated in accordance with the foregoing, then the Company shall be responsible for any damage and/or loss caused to vehicles and/or their contents as a result of the Company's negligence and/or the negligence of whomsoever on its behalf. The Company shall ensure its being insured against such damages for which it shall be responsible. The foregoing shall not apply to the parking spaces which shall have been assigned to the User under section 2.2 hereinabove

3.      DURATION OF THE AGREEMENT

        3.1     This Agreement is for the entire Term of Lease.

        3.2 Notwithstanding the contents of section 3.1 above, this Agreement and the authority to use the Means of Entry to the Parking Lot thereunder, shall terminate in any case where the Lease Agreement is terminated, either as a result of expiry or for any reason whatsoever and without the necessity of giving separate notice.

4.      PARKING FEES

        4.1 In consideration for the right to use the Parking Lot enabling the entry to the Parking Lot of a pre-marked and pre-designated single private passenger vehicle, the User shall pay the Company an amount in NIS equaling $140 (one hundred and forty dollars) with the addition of V.A.T. as provided by law for each month of the use period (hereinafter: the "Parking Fees"). The Parking Fees shall be paid in accordance with the representative rate of the U.S. Dollar, as last published by the Bank of Israel prior to the actual remittance of any sum.

                It is agreed by the parties that the User shall pay Parking Fees in respect of 162 Means of Entry to the Parking Lot, and in respect of all of the Means of Entry to the Parking Lot the User shall pay the Company an aggregate sum of $22,680 (twenty-two thousand six hundred and eighty U.S. Dollars) per month, with the addition of V.A.T. as provided by law.

                The User undertakes to pay the Parking Fees even if it shall not in fact make use of the parking right granted to the vehicles as aforesaid, in whole or in part, during all or part of the use period, and so long as this Agreement shall be in force. It is clarified that, in addition to the Parking Fees, the User shall have to pay the Company or the Municipality of Tel-Aviv, at the Company's decision, the municipal taxes (arnona) in respect of the area of the Parking Area assigned to the User as provided in section 2.2 hereinabove.

        4.2 Insofar as the User and the Company have upon the signing hereof agreed on the provision of Valet Parking Service to the User, then the User shall pay the Company the sum of $50 per month in respect of any vehicle entitled to received the Valet Parking Service, with the addition of V.A.T. as provided by law, throughout the Service Period, as defined below (hereinafter: the "Service Fees").

                The "Service Period" - the period starting on the day of commencement of the Valet Parking Service as agreed by the parties, and ending on the earlier of the day this Agreement and/or the Valet Parking Service shall be terminated.

                All of the provisions of the Lease Agreement, including all of its Appendices, in relation to updating the Parking Fees, shall apply to the Service Fees, as well.

        4.3 The Parking Fees shall be updated on the updating date of the Rental Fees, and at the updating rate of the Rental Fees.

                For the avoidance of doubt and subject to the contents of
                section 27.5.5 of the Lease Agreement, it is clarified that the payment of the Parking Fees as aforesaid, constitutes a condition precedent for authority to use the Parking Lot and the Means of Entry to the Parking Lot.

        4.4 In the event of arrears in payment of the Parking Fees, interest at the rate in force at that time in respect of unapproved overdrafts in current loan accounts at Bank Leumi l'Israel Ltd. shall be added to the Parking Fees from the third day of arrears and the same without derogating from any other right of the Company and without derogating from its right to revoke the right of use of the Parking Lot and the Means of Entry to the Parking Lot subject to the provisions of section 27.5.5 of the Lease Agreement.

        4.5 For the avoidance of doubt, it is clarified that payment of the Parking Fees as aforesaid does not grant the User any right of possession and/or ownership and/or lease right and/or protected tenancy right in the Parking Lot and/or any other right in any parking spaces whatsoever in the Parking Lot beyond the authority to use the Parking Lot for the purpose of parking, as stated in this Agreement.

        4.5 The Service Fees shall be remitted by the User on the remittance day of the Parking Fees. The Service Fees shall be subject to the updating provisions applicable to the Parking Fees, and to the provisions regarding late payment of the Parking Fees, as provided for in Section 4.3 hereinabove.

5.      THE USER'S UNDERTAKINGS

        The User hereby undertakes vis-a-vis the Company as follows:

        5.1 To pay the Parking Fees and the Service Fees to the Company properly and on time.

        5.2 To park the vehicles in the Parking Lot solely and exclusively in the Parking Areas and not in any other place in the areas of the Parking Lot and the Project unless the Company permitted the User, in advance and in writing, to use other parking areas.

        5.3 The User declares that it is aware that the provisions of this Agreement are in addition to any other provision of the Company in the signage and/or road signs and/or the attendants' directives and it undertakes to obey the reasonable instructions of the Company and/or whomsoever on its behalf including the attendants and employees of the Parking Lot in all matters pertaining to the parking of vehicles and the use of the Parking Lot, as displayed in the appropriate signage in the entrance to the Parking Lot, and as given orally. The User is responsible for seeing to it that any person acting on its behalf and any driver of a vehicle entitled to use the Means of Entry to the Parking Lot complies with the operation procedures and instructions as aforesaid. The User declares that it is aware that the Traffic Ordinance [New Version] and the Traffic Regulations, 5721-1961, apply to driving in the Parking Lot and it undertakes to comply with the provisions of any law and the instructions of the road signs prescribed for the Parking Lot.

                The User undertakes to use the Parking Lots in such manner as not to harm other users, not to obstruct passageways, to park solely and exclusively in the areas designated for parking, to park vehicles only between the marked lines designated for parking one vehicle and also not to cause any damage to the Parking Lot and the equipment situated therein.

                The User hereby gives its express consent in advance that in any instance of obstruction of passageways and/or parking of vehicles on its behalf, other than in accordance with the Company's instructions, the Company and/or any person on its behalf shall be entitled to take all the steps required in order to remove the obstruction and in this regard to tow the car and/or to move it and/or put a Denver Boot on vehicles as aforesaid and/or to stick warning and marking labels on the windscreen of vehicles and to take any action which it thinks fit for the purpose of preserving the order and smooth operation of the Parking Lot.

                The Company and/or the Lessor and/or whomsoever on their behalf shall not be responsible for any damage caused to the vehicles as a result of the implementation of the aforesaid, unless such was caused due to the negligence of the Company and/or whomsoever on its behalf. The Company shall endeavor to notify the User prior to exercising its authority set forth hereinabove, insofar as is possible.

        5.4 The User declares that it is aware that notwithstanding that entry to and exit from the Parking Lot shall be possible 24 hours a day, not all the entrances and exits of the Parking Lot shall be in operation 24 hours a day and that the Company is entitled, at its sole discretion, to decide which entrances to the Parking Lot shall operate during which hours, and the User shall have no contention and/or claim in connection with the decision as aforesaid.

        5.5 The User is aware that parking in the Parking Lot is restricted to a private car or commercial vehicle whose inclusive weight is up to 2 tons only and whose height does not exceed 210 cms.

6.      LIABILITY FOR DAMAGES

        6.1 The User declares that use of the Parking Lot and the Means of Entry to the Parking Lot is at its sole liability and that no liability for guarding vehicles in the Parking Lot and/or their contents and/or their external condition is imposed upon the Company and/or those acting on its behalf, and it is not liable for any damage, loss or deficiency which may be caused to vehicles, persons, or chattels in the Parking Lot for any reason whatsoever including and without derogating from the generality of the aforesaid, as a result of fire, smoke, earthquake, hostile acts, war, flood, theft, break-in, damage from other vehicles, unless these are caused due to negligent act and/or omission of the Company and/or the Lessor and/or the Management Company and/or whomsoever on their behalf.

                The User hereby releases the Company from any liability for damage as aforesaid. The User undertakes to indemnify the Company within 7 days of its first demand in respect of any expense and/or damage which the Company may incur and/or in respect of any sum which it may be obliged or demanded to pay as a result of a claim and/or damage, loss or deficiency as aforesaid, unless these are caused due to negligent act and/or omission of the Company and/or the Lessor and/or the Management Company and/or whomsoever on their behalf.

        6.2 The User shall be liable for any damage which it may cause to the Parking Lot and its apparatus and/or the Company and/or its employees and/or the operators of the Parking Lot and/or any third party as a result of the negligent act or omission of the User and/or any person on its behalf.

        6.3 The User hereby undertakes that the vehicles on its behalf which may be parked in the Parking Lot shall be insured with compulsory insurance as required by law and with comprehensive insurance, including third party insurance, and the use thereof shall be pursuant to any law.

        6.4 The User declares that it is aware that payment of the Parking Fees and the Service Fees is for the right to park only and does not include any guarding services whatsoever and that the presence of supervisors and/or inspectors and/or attendants and/or cashiers in the entrances and exits of the Parking Lot is designed for the purpose of collecting payment and providing the right to park only.

                The parties agree that the provisions of the Keepers Law, 5727-1967, shall not apply to this Agreement and/or with regard to the parking of vehicles in the Parking Lot and the use thereof.

        6.5 The User declares that it is aware that under no circumstances should it leave the keys of the vehicle inside the vehicle and/or entrust them to any of the employees of the Parking Lot and that the Parking Lot employees are forbidden to order and/or offer and/or request the leaving or delivery of the keys as aforesaid.

                Notwithstanding the aforesaid, if the User, or any person on its behalf, decides, for any reason whatsoever, to leave the keys of the vehicle or to deposit the keys of the vehicle with any of the Parking Lot employees, then the User hereby declares that this is done at its sole liability and it is aware of the risks of delivering and/or leaving the keys as aforesaid, due to the possibility that they might be duplicated and/or copied and/or otherwise used, either maliciously or negligently, by the Parking Lot employees and/or by any person to whom the keys of the vehicle are entrusted or who has taken them either by mistake or intentionally including due to a case of mistaken identity. The User releases the Company and all those acting on its behalf from any liability for any loss, damage, injury or deficiency liable to be caused, directly or indirectly, to themselves and/or to the person of any individual and/or property whatsoever in the Parking Lot or outside it, consequent upon the deposit and/or leaving of the keys as aforesaid. The foregoing shall be contingent upon there having been no written notice published by the Company in this matter, as provided for in Section 2.10 hereinabove.

        6.6 The User declares that it is aware that the Company is entitled to vacate from the area of the Parking Lot any vehicle which has been parked without the Parking Fees in respect thereof being paid and/or any vehicle parked without authority and/or contrary to instructions and the Company and/or the Lessor and/or any person on their behalf shall not be liable for any damage of any type and nature whatsoever which may be caused as a result thereof.

7.      TRANSFER OF RIGHTS

        7.1 The User shall not be entitled to transfer the authority granted to it pursuant to this Agreement to use the Means of Entry to the Parking Lot, in whole or in part, to any third party without obtaining written consent from the Company and not to permit, directly or indirectly, the entry of additional vehicles into the Parking Lot beyond such as provided for in Section 2 hereinabove. To prevent any doubt it is clarified that transferring the User's rights in the Premises, in accordance with the provisions of the Lease Agreement, shall be also deemed to be a transfer of the User's rights hereunder, and in any event of a sublease of part of the Premises, the User shall also be entitled to transfer a proportionate part of the Means of Entry to the Parking Lot, all subject to and in accordance with the provisions of the Lease Agreement regarding such transfer of rights.

        7.2 The Company and/or the Lessor shall be entitled to transfer their rights in the Parking Lot and/or the operation thereof and/or their rights and undertakings pursuant to this Agreement, in whole or in part, to any third party at their absolute discretion without obtaining the User's consent, and the User hereby gives its consent to the transfer of rights as aforesaid provided that the User's rights pursuant to this Agreement are not adversely affected.

8.      BREACHES AND REMEDIES

        The provisions of Sections 2, 4.1, 5.1, 5.2, 6.1, and 6.3 are fundamental provisions in this Agreement and the breach thereof shall enable the injured party to revoke this Agreement without derogating from any other right which the Company has pursuant to this Agreement and/or pursuant to any law.

     IN WITNESS WHEREOF THE PARTIES HAVE SIGNED ON THE DATE AND IN THE PLACE
                 MENTIONED AT THE BEGINNING OF THIS AGREEMENT :



-------------                                                     --------------
 The Company                                                         The User

                                 AZRIELI CENTER

                                  APPENDIX "J"

                          IRREVOCABLE POWER OF ATTORNEY

           UNDER ARTICLE 91 OF THE CHAMBER OF ADVOCATES LAW, 5721-1961


We, the undersigned, TERAYON COMMUNICATION SYSTEM INC., hereby appoint Advocates Arieh Hagai and/or Michael Fox and/or Tuvia Ehrlich and/or Meir Linzen and/or Alan Sacks and/or Yaacov Brandt and/or Yitzhak Herzog and/or Ehud Sol and/or Aner Berger and/or Daniel Chinn and/or Janet Levy-Fahima and/or Cliff Felig and/or Eldar Ben-Rubi and/or Amir Sraya and/or Yael (Neeman) Bar-Shai and/or Idit Roth and/or Chaim Crown and/or Yaacov Sharvit and/or Zohar Barzilai and/or Zohar Hadar and/or Baruch Katzman and/or David Ziller and/or Eliot Sacks and/or Paul Rubenstein and/or Anat Shavit and/or Keren Heilig and/or Adam Eitan and/or Orly Gerbi and/or Tzach Granit and/or Moshe Hardi and/or Gilead Vexelman and/or Boaz Tal and/or David Barinson and/or Mark Philips and/or Liat Shaked and/or Yaron Kupfer and/or Sharon Harlev-Segev and/or Rinat Shaprut-Nakdimon and/or Orly Meron-Shaked (jointly or severally) to be our legal attorneys and to perform in our name and in our place all or any of the following actions:

1. To delete and cancel the Note of Warning registered in our benefit at the Land Registry over the lease rights of CANIT HASHALOM INVESTMENTS LTD. PR.C. 51-163315-8 (hereinafter - the "Third Party") to the property located in the ROUND TOWER AT THE AZRIELI CENTER, 132 PETAH TIKVA ROAD, TEL-AVIV, ALSO KNOWN AS PART OF PARCEL 5 OF BLOCK 7106 (hereinafter: the "Real Property").

2. In order to perform such actions, to appear before the Land Registry, the Land Registration and Land Settlement Department, Courts of any instance, any governmental, municipal or other institution, as applicant, plaintiff, defendant, appellant, respondent, third party, complainant, objector and in any other manner, to sign requests, any land registration deeds, agreements, contracts, declarations, undertakings, claims, defenses, appeals, compromises, any other document and paper, and in general do any thing related to any transaction in respect of the Real Property or any action related to the Real Property, to sign any document and appear before any institution for settling by way of arbitration or any other way all of its obligations and rights in respect of the Real Property.

3. Whereas this Power of Attorney is given for the benefit of the Third Party, the rights of which are contingent upon this Power of Attorney, this Power of Attorney shall be irrevocable, we shall not be entitled to cancel or change it, and it shall remain in force even after we are liquidated and/or a receiver shall be appointed over our assets, and it shall also bind any liquidator and/or receiver appointed over us.

4. From time to time to transfer this Power of Attorney, in whole or in part, to other lawyers and persons, and to cancel any transfer so made, and to re-transfer same, at the discretion of our aforesaid attorney(s).

       IN WITNESS WHEREOF WE HAVE SET OUR HAND TODAY ____ OF ______, 2000


              ----------------------------------------------------

                        TERAYON COMMUNICATION SYSTEM INC.

Attorney's Certification

I, the undersigned, Arieh Hagai, Adv., hereby confirm the above signature of my client.



-------------------
Arieh Hagai, Adv.